Exhibit 10.37a



                                CDN $200,000,000
                    EXTENDIBLE REVOLVING/TERM CREDIT FACILITY





                                CREDIT AGREEMENT



                                     AMONG:

                         KEYSPAN ENERGY DEVELOPMENT CO.
                                  (as Borrower)

                                     - and -



                        THE FINANCIAL INSTITUTIONS LISTED
                              ON SCHEDULE A HERETO
                                  (as Lenders)

                                     - and -



                              ROYAL BANK OF CANADA
                            (as Administrative Agent)

                                  July 29, 1999

                                TABLE OF CONTENTS

                                    ARTICLE 1
                                 INTERPRETATION
1.1         Definitions...........................................................................................2
1.2         Headings.............................................................................................28
1.3         Number; Persons......................................................................................28
1.4         Accounting Principles................................................................................28
1.5         Reference to Agreements and Enactments...............................................................29
1.6         Per Annum Calculations...............................................................................29
1.7         Certain Matters Related to Ratings Explained.........................................................29
1.8         Schedules............................................................................................31
1.9         Reliance by Borrower.................................................................................32

                                    ARTICLE 2
                               THE CREDIT FACILITY

2.1         The Credit Facility..................................................................................32
2.2         Types of Availments..................................................................................32
2.3         Purpose..............................................................................................32
2.4         Extension of Revolving Period........................................................................33
2.5         Minimum Drawdowns/Conversions/Rollovers..............................................................37
2.6         LIBOR Loan Availability..............................................................................37
2.7         Notice Periods for Drawdowns, Conversions and Rollovers..............................................38
2.8         Conversion Option....................................................................................38
2.9         LIBOR Loan Rollovers; Selection of LIBOR Interest Periods............................................38
2.10        Rollovers and Conversions not Repayments.............................................................39
2.11        Administrative Agent's Obligations with Respect to Canadian Prime Rate
              Loans, U.S. Base Rate Loans and LIBOR Loans........................................................39
2.12        Lenders' and Administrative Agent's Obligations with Respect to Canadian
              Prime Rate Loans, U.S. Base Rate Loans and LIBOR Loans.............................................39
2.13        Irrevocability.......................................................................................39
2.14        Optional Cancellation or Reduction of Credit Facility................................................40
2.15        Optional Repayment...................................................................................40
2.16        Mandatory Repayment..................................................................................41
2.17        Currency Excess......................................................................................41

                                    ARTICLE 3
                        CONDITIONS PRECEDENT TO DRAWDOWNS

3.1         Conditions for First Drawdown........................................................................42
3.2         Subsequent Drawdowns.................................................................................45
3.3         Waiver...............................................................................................45

                                    ARTICLE 4
                              EVIDENCE OF DRAWDOWNS

4.1         Account of Record....................................................................................45

                                    ARTICLE 5
                          PAYMENTS OF INTEREST AND FEES

5.1         Interest on Canadian Prime Rate Loans................................................................45
5.2         Interest on U.S. Base Rate Loans.....................................................................46
5.3         Interest on LIBOR Loans..............................................................................46
5.4         Interest Act (Canada)................................................................................46
5.5         Nominal Rates; No Deemed Reinvestment................................................................47
5.6         Commitment Fees......................................................................................47
5.7         Administrative Agent's Fees..........................................................................47
5.8         Interest on Overdue Amounts..........................................................................47
5.9         Waiver...............................................................................................48
5.10        Maximum Rate Permitted by Law........................................................................48
5.11        Determinations Prima Facie Evidence..................................................................48

                                    ARTICLE 6
                              BANKERS' ACCEPTANCES

6.1         Bankers' Acceptances.................................................................................48
6.2         Fees.................................................................................................49
6.3         Form and Execution of Bankers' Acceptances...........................................................49
6.4         Delivery of Powers of Attorney Respecting Bankers' Acceptances.......................................50
6.5         Mechanics of Issuance................................................................................50
6.6         Rollover, Conversion or Payment on Maturity..........................................................52
6.7         Restriction on Rollovers and Conversions.............................................................53
6.8         Rollovers of Bankers' Acceptances....................................................................53
6.9         Conversion into Bankers' Acceptances.................................................................53
6.10        Conversion from Bankers' Acceptances.................................................................54
6.11        BA Equivalent Loans..................................................................................54
6.12        Adjustment of Fees...................................................................................54
6.13        Waiver; No Days of Grace.............................................................................55

                                    ARTICLE 7
                        PLACE AND APPLICATION OF PAYMENTS

7.1         Place of Payment of Principal, Interest and Fees; Payments to Administrative
              Agent..............................................................................................55
7.2         Designated Accounts of the Lenders...................................................................56
7.3         Funds................................................................................................56
7.4         Application of Payments..............................................................................56
7.5         Set-Off..............................................................................................56

                                    ARTICLE 8
                         REPRESENTATIONS AND WARRANTIES

8.1         Representations and Warranties.......................................................................57
8.2         Deemed Repetition....................................................................................63
8.3         Other Documents......................................................................................64
8.4         Effective Time of Repetition.........................................................................64
8.5         Nature of Representations and Warranties.............................................................64

                                    ARTICLE 9
                                GENERAL COVENANTS

9.1         Affirmative Covenants of the Borrower................................................................64
9.2         Negative Covenants of the Borrower...................................................................69
9.3         Administrative Agent May Perform Covenants...........................................................72

                                   ARTICLE 10
                       EVENTS OF DEFAULT AND ACCELERATION

10.1        Events of Default....................................................................................72
10.2        Acceleration.........................................................................................77
10.3        Conversion on Default................................................................................77
10.4        Remedies Cumulative and Waivers......................................................................78
10.5        Termination of Lenders' Obligations..................................................................78
10.6        Application and Sharing of Payments Following Acceleration...........................................78

                                   ARTICLE 11
                             CHANGE OF CIRCUMSTANCES

11.1        Market Disruption Respecting LIBOR Loans.............................................................79
11.2        Market Disruption Respecting Bankers' Acceptances....................................................80
11.3        Change in Law........................................................................................81
11.4        Prepayment of Portion................................................................................82
11.5        Illegality...........................................................................................83

                                   ARTICLE 12
                       COSTS, EXPENSES AND INDEMNIFICATION

12.1        Costs and Expenses...................................................................................83
12.2        General Indemnity....................................................................................84
12.3        Environmental Indemnity..............................................................................85
12.4        Judgment Currency....................................................................................86

                                   ARTICLE 13
               THE AGENT AND ADMINISTRATION OF THE CREDIT FACILITY

13.1        Authorization and Action.............................................................................87
13.2        Procedure for Making Loans...........................................................................88
13.3        Remittance of Payments...............................................................................90
13.4        Redistribution of Payment............................................................................90
13.5        Duties and Obligations...............................................................................91
13.6        Payment, Delivery and Prompt Notice to the Lenders...................................................93
13.7        Administrative Agent's and Lenders' Authorities......................................................93
13.8        Lender Credit Decision...............................................................................93
13.9        Indemnification of Administrative Agent..............................................................94
13.10       Successor Administrative Agent.......................................................................94
13.11       Taking and Enforcement of Remedies...................................................................94
13.12       Reliance Upon Administrative Agent...................................................................94
13.13       No Liability of Administrative Agent.................................................................94
13.14       Article for Benefit of Administrative Agents and Lenders.............................................94

                                   ARTICLE 14
                                     GENERAL

14.1        Exchange and Confidentiality of Information..........................................................94
14.2        Nature of Obligation under this Agreement............................................................94
14.3        Notices..............................................................................................94
14.4        Governing Law........................................................................................94
14.5        Benefit of the Agreement.............................................................................94
14.6        Assignment...........................................................................................94
14.7        Participations.......................................................................................94
14.8        Severability.........................................................................................94
14.9        Whole Agreement......................................................................................94
14.10       Amendments and Waivers...............................................................................94
14.11       Payments Free and Clear of Taxes.....................................................................94
14.12       Further Assurances...................................................................................94
14.13       No Merger............................................................................................94
14.14       Attornment...........................................................................................94
14.15       Time of the Essence..................................................................................94
14.16       Conflict.............................................................................................94
14.17       Counterparts.........................................................................................94

                                    SCHEDULES

Schedule A               -          Lenders and Commitments
Schedule B               -          Assignment Agreement
Schedule C               -          Compliance Certificate
Schedule D               -          Conversion Notice
Schedule E               -          Drawdown Notice
Schedule F               -          Guarantee
Schedule G               -          Power of Attorney
Schedule H               -          Repayment Notice
Schedule I               -          Request for an Offer of Extension
Schedule J               -          Rollover Notice
Schedule K               -          Subordination Agreement
Schedule L               -          Opinion of Borrower's Counsel
Schedule M               -          Opinion of Guarantor's Counsel
Schedule N               -          Subsidiaries

         THIS CREDIT AGREEMENT dated as of the 29th day of July, 1999.

AMONG:

                   KEYSPAN  ENERGY  DEVELOPMENT  CO., a Nova  Scotia  unlimited
                   liability   company   (hereinafter   referred   to  as   the
                   "Borrower")

                                                            OF THE FIRST PART

                                     - and -

                  ROYAL BANK OF CANADA and those other financial institutions named on Schedule A annexed hereto, together with such other financial institutions as become parties hereto from time to time as lenders (hereinafter sometimes collectively referred to as the "Lenders" and sometimes individually referred to as a "Lender")

                                                            OF THE SECOND PART

                                     - and -

                  ROYAL BANK OF CANADA, a Canadian chartered bank, as agent of the Lenders hereunder (hereinafter referred to as the "Administrative Agent")

                                                            OF THE THIRD PART

         WHEREAS the Borrower has requested the Lenders to make available the Credit Facility to repay the Existing RBC Facility and for general corporate purposes of the Borrower;

         AND WHEREAS the Lenders have agreed to provide the Credit Facility to the Borrower on the terms and conditions herein set forth;

         AND WHEREAS the Lenders wish the Administrative Agent to act on their behalf with regard to certain matters associated with the Credit Facility;

         NOW THEREFORE in consideration of the covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1      Definitions

         In this Agreement, unless something in the subject matter or context is inconsistent therewith:


"Acceleration Notice" means a written notice delivered by the Administrative Agent to the Borrower pursuant to Section 10.2 declaring all Obligations of the Borrower outstanding hereunder to be due and payable.


"Additional Compensation" has the meaning set out in Section 11.3.


"Adjustment Time" means the time of occurrence of the last event necessary (being either the delivery of an Acceleration Notice or the occurrence of a Termination Event) to ensure that all Obligations of the Borrower hereunder are thereafter due and payable, and such time shall conclusively be:

(a) in the case where such last event is the delivery of an Acceleration Notice, the time of delivery for such Acceleration Notice; and

(b) in the case where such last event is the occurrence of a Termination Event, the time of occurrence of such Termination Event determined pursuant to the provisions of this Agreement.


"Administrative Agent" means Royal Bank of Canada when acting in its capacity as administrative agent hereunder, and includes any successor administrative agent appointed pursuant to Section 13.10.


"Administrative Agent's Account for Payments" means:

(a) for all payments in Canadian Dollars, the following account maintained by the Administrative Agent at its Toronto main branch, to which payments and transfers are to be effected as follows:

                           Royal Bank of Canada
                           Toronto, Ontario
                           Swift Address: ROYCCAT2
                           Account Number:  00002-266-760-8

                           RBC Loans Syndication
                           Toronto, Ontario
                           Reference: KeySpan Energy Development Co.

(b) for all payments in US Dollars, the following account maintained by the Administrative Agent at its Toronto main branch, to which payments and transfers are to be effected as follows:

                           Royal Bank of Canada
                           Chase Manhattan, New York
                           Swift Address:  ROYCCAT2
                           Account Number:  00002-408-919-9

                           RBC Loans Syndication
                           Toronto, Ontario
                           Reference:  KeySpan Energy Development Co.

or such other places or accounts in Canada as may be stipulated by the Administrative Agent from time to time and notified in writing to the Borrower and the Lenders.


"Administrative Agent's Branch" means the Global Syndications - Canada office of the Administrative Agent located at 12th Floor, South Tower, Royal Bank Plaza, 200 Bay Street, Toronto, Ontario or such other office or branch in Canada as the Administrative Agent may from time to time designate by notice to the Borrower and the Lenders.


"Advance" means an advance of funds made by the Lenders or by any one or more of them to the Borrower, but does not include a Conversion or Rollover.


"Affected Loan" has the meaning set out in Section 11.4.


"Affiliate" has the meaning set forth in the Business Corporations Act
(Alberta).


"Agreement" means this agreement, as amended, modified, supplemented or restated from time to time in accordance with the provisions hereof.

"Applicable BA Fee Rate" means, with respect to Bankers' Acceptances accepted by a Lender, a rate per annum equal to the rate set out on the following table (determined at the date of issuance of such Bankers' Acceptances but subject to adjustment in accordance with Section 6.12) determined by the applicable rating level assigned by Moody's and S&P to the senior unsecured long term debt of the Guarantor from time to time during the term of such Bankers' Acceptance; provided that (i) if at any time the rating so assigned by one of such agencies differs from the rating assigned by the other agency by one level, then the Applicable BA Fee Rate shall be determined with reference to the higher assigned rating, and (ii) if at any time the rating so assigned by one of such agencies differs from the rating assigned by the other agency by two or more levels (for example, A1 by Moody's and BBB+ by S&P), then the Applicable BA Fee Rate shall be the average of the rates corresponding to those levels (to use the foregoing example, 57.5 bp). If the senior unsecured long term debt of the Guarantor is not rated by both Moody's and S&P, the pricing shown in the column headed "Level 5" will apply. Each change in the Applicable BA Fee Rate shall be effective as of the date of any change in such ratings:

----------------------------- ----------------- ---------------- ----------------- ----------------- ----------------
                                  Level 1           Level 2          Level 3           Level 4           Level 5

Moody's/S&P                         A1/             A2 and            Baa1/            Baa2 and           Lower
                                   A+ and             A3/              BBB+             Baa3/             than
                                   higher          A and A-                            BBB and          Baa3/BBB-
                                                                                         BBB-            or not
                                                                                                          rated
----------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Applicable BA Fee Rate            50.0 bp           55.0 bp           65.0 bp          75.0 bp          100.0 bp
----------------------------- ----------------- ----------------- ---------------- ----------------- ----------------



"Applicable Commitment Fee Rate" means , at any time, a rate per annum equal to the rate set out on the following table under the applicable rating level assigned by Moody's and S&P to the senior unsecured long term debt of the Guarantor at the time; provided that (i) if at the time the rating so assigned by one of such agencies differs from the rating assigned by the other agency by one level, then the Applicable Commitment Fee Rate shall be determined with reference to the higher assigned rating, and (ii) if at any time the rating so assigned by one of such agencies differs from the rating assigned by the other agency by two or more levels (for example, A1 by Moody's and BBB+ by S&P), then the Applicable Commitment Fee Rate shall be the average of the rates corresponding to those levels (to use the foregoing example, 12.5 bp). If the senior unsecured long term debt of the Guarantor is not rated by both Moody's and S&P, the pricing shown in the column headed "Level 5" will apply. Each change in the Applicable Commitment Fee Rate shall be effective as of the date of any change in such ratings:

----------------------------- ----------------- ---------------- ----------------- ----------------- ----------------
                                  Level 1           Level 2          Level 3           Level 4           Level 5
Moody's/S&P                         A1/             A2 and            Baa1/            Baa2 and           Lower
                                   A+ and             A3/              BBB+             Baa3/             than
                                   higher          A and A-                            BBB and          Baa3/BBB-
                                                                                         BBB-            or not
                                                                                                          rated
----------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Applicable   Commitment  Fee      11.0 bp           12.5 bp           14.0 bp          16.0 bp           20.0 bp
Rate
----------------------------- ----------------- ----------------- ---------------- ----------------- ----------------

"Applicable Law" means , with respect to any Person, property, transaction or event, all applicable provisions of laws, statutes, regulations, rules, guidelines, by-laws, treaties, orders, policies, judgments, decrees and official directives of any Governmental Authority or any Person acting under any Governmental Authority.


"Applicable LIBOR Margin" means, with respect to LIBOR Loans outstanding at any time, a rate per 360 day period equal to the rate set out on the following table, determined by the applicable rating category assigned by Moody's and S&P to the senior unsecured long term debt of the Guarantor from time to time during the Interest Period applicable to such LIBOR Loan; provided that: (i) if at any time the rating so assigned by one of such agencies differs from the rating assigned by the other agency by one level, then the Applicable LIBOR Margin shall be determined with reference to the higher assigned rating, and (ii) if at any time the rating so assigned by one of such agencies differs from the rating assigned by the other agency by two or more levels (for example, A1 by Moody's and BBB+ by S&P), then the Applicable LIBOR Margin shall be the average of the rates corresponding to those levels (to use the foregoing example, 57.5 bp). If the senior unsecured long term debt of the Guarantor is not rated by both Moody's and S&P, the pricing shown in the column headed "Level 5" will apply. Each change in the Applicable LIBOR Margin shall be effective as of the date of any change in such ratings:

----------------------------- ----------------- ---------------- ----------------- ----------------- ----------------
                                  Level 1           Level 2          Level 3           Level 4           Level 5
Moody's/S&P                         A1/             A2 and            Baa1/            Baa2 and           Lower
                                   A+ and             A3/              BBB+             Baa3/             than
                                   higher          A and A-                            BBB and          Baa3/BBB-
                                                                                         BBB-            or not
                                                                                                          rated
----------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Applicable LIBOR Margin           50.0 bp           55.0 bp           65.0 bp          75.0 bp          100.0 bp
----------------------------- ----------------- ----------------- ---------------- ----------------- ----------------


"Applicable Margin" means the rate per annum described as the Applicable LIBOR Margin, the Applicable Prime Rate Margin or the Applicable USBR Margin applicable to LIBOR Loans, Canadian Prime Rate Loans and U.S. Base Rate Loans, respectively. Changes in Applicable Margin shall apply as at the effective dates of such changes to Canadian Prime Rate Loans, U.S. Base Rate Loans and LIBOR Loans outstanding on such dates.


"Applicable Prime Rate Margin" means, with respect to Canadian Prime Rate Loans outstanding at any time, zero percent per annum, unless Moody's assigns a rating lower than Baa3 and S&P assigns a rating lower than BBB- to the senior unsecured long term debt of the Guarantor, or the senior unsecured long term debt of the Guarantor is not rated by both of such agencies, in which case the Applicable Prime Rate Margin shall be 25 bps per annum.


"Applicable USBR Margin" means, with respect to U.S. Base Rate Loans outstanding at any time, zero percent per annum, unless Moody's assigns a rating lower than Baa3 and S&P assigns a rating lower than BBB- to the senior unsecured long term debt of the Guarantor, or the senior unsecured long term debt of the Guarantor is not rated by both of such agencies, in which case the Applicable USBR Margin shall be 25 bps per annum.


"Assignment Agreement" means an assignment agreement substantially in the form of Schedule B annexed hereto, with such amendments thereto as may be reasonably required by the Administrative Agent from time to time.


"BA Equivalent Loan" means, in relation to a Drawdown of, Conversion into or Rollover of, Bankers' Acceptances, an Advance in Canadian Dollars made by a Non-Acceptance Lender as part of such Loan.


"Bankers' Acceptance" means either a depository bill, as defined by the Depository Bills and Notes Act (Canada), or a blank non-interest bearing bill of exchange, as defined by the Bills of Exchange Act (Canada), in either case drawn by the Borrower and accepted by a Lender as a bankers' acceptance, as evidenced by the Lender's endorsement thereof at the request of the Borrower pursuant to this Agreement.


"Banking Day" means, in respect of a LIBOR Loan, a day on which banks generally are open for business in Calgary, Alberta, Toronto, Ontario, New York, New York and London, England and, in respect of a U.S. Base Rate Loan, a day on which banks generally are open for business in Calgary, Alberta, Toronto, Ontario and New York, New York, and for all other purposes means a day on which banks generally are open for business in Calgary, Alberta and Toronto, Ontario, but does not in any event include a Saturday or a Sunday.


"basis point" or "bp" means one one-hundredth of a percent.


"Borrower" means KeySpan Energy Development Co., a Nova Scotia unlimited liability company, and any successor thereto permitted pursuant to Section 9.2(i).


"Borrower's Counsel" means the firm of Macleod Dixon, or such other firm of legal counsel as the Borrower may from time to time designate.


"Canadian Dollars" and "Cdn. $" and "Cdn. Dollars" mean the lawful money of Canada.


"Canadian Prime Rate" means, for any day, the greater of:

(a) the rate of interest per annum, expressed on the basis of a year of 365 days, established and publicly announced by the Administrative Agent from time to time as its reference rate of interest then in effect for the determination of interest rates on commercial loans made by the Administrative Agent in Canadian Dollars in Canada; and

(b) the rate of interest per annum, expressed on the basis of a year of 365 days, equal to the average annual yield rate for one month Canadian Dollar bankers' acceptances, which rate is shown on the display referred to as the "CDOR Page" (or any display substituted therefor) of Reuters Monitor Money Rates Service at 10:00 a.m. (Toronto time) on such day or, if such day is not a Banking Day on the immediately preceding Banking Day, plus 0.50% per annum;

provided that if both such rates are equal or if such one month bankers' acceptance rate is unavailable for any reason on any date of determination, then the "Canadian Prime Rate" shall be the rate specified in paragraph (a) above.


"Canadian Prime Rate Loan" means an Advance in, or Conversion into, Canadian Dollars made by the Lenders to the Borrower with respect to which the Borrower has specified, or a provision hereof requires, that interest is to be calculated by reference to the Canadian Prime Rate.


"CDOR Rate" means, on any day:

(a) for Bankers' Acceptances which have a term to maturity of 1, 2, 3 or 6 months, the annual rate of interest determined by the Administrative Agent which is equal to the average of the yield rates per annum applicable to Canadian Dollar bankers' acceptances having identical issue and comparable maturity dates as the Bankers' Acceptances proposed to be issued by the Borrower, displayed and identified as such on the "CDOR Page" (or any display substituted therefor) of Reuter Monitor Money Rates Service at approximately 10:00 a.m. (Toronto time) on such day, or if such day is not a Banking Day, then on the immediately preceding Banking Day (as adjusted by the Administrative Agent after 10:00 a.m. (Toronto time) to reflect any error in a posted rate of interest or in the posted average annual rate of interest); provided, however, if such rates do not appear on such CDOR Page, then the "CDOR Rate" shall be the discount rate applicable to Canadian Dollar bankers' acceptances having identical issue and comparable maturity dates and in a comparable amount to the Bankers' Acceptance proposed to be issued by the Borrower quoted by the Administrative Agent as of 10:00 a.m. (Toronto time) on such day for the purchase of bankers' acceptances accepted by the Administrative Agent, or if such day is not a Banking Day, then on the immediately preceding Banking Day; and

(b) for Bankers' Acceptances which do not have a term to maturity of 1, 2, 3 or 6 months, the discount rate applicable to Canadian Dollar bankers' acceptances having identical issue and comparable maturity dates and in a comparable amount to the Bankers' Acceptance proposed to be issued by the Borrower quoted by the Administrative Agent as of 10:00 a.m. (Toronto time) on such day for bankers acceptances accepted by the Administrative Agent, or if such day is not a Banking Day, then on the immediately preceding Banking Day.

Each determination of the CDOR Rate may be computed using any reasonable averaging and attribution method.


"Commitment" means each Lender's obligation hereunder to make Loans available to (including accepting Bankers' Acceptances issued by) the Borrower in an aggregate principal amount in Cdn. Dollars or the Equivalent Amount thereof in U.S. Dollars or any combination thereof, as applicable, not at any time in excess of the amount set forth opposite such Lender's name on Schedule A from time to time, as such Lender's Commitment and such amount may hereafter be cancelled, reduced or terminated from time to time pursuant to this Agreement.


"Compliance Certificate" means a certificate of the Borrower signed on its behalf by the president or any vice-president of the Borrower, substantially in the form annexed hereto as Schedule C, to be given to the Administrative Agent by the Borrower pursuant hereto.


"Consolidated Capitalization" of the Guarantor at any time means, at such time, without duplication, the aggregate of (i) the Consolidated Debt of the Guarantor at such time; and (ii) the amount of the other capitalization of the Guarantor at such time as shown on the consolidated balance sheet of the Guarantor (including common stock, retained earnings and preferred stock, adjusted for treasury stock purchased), determined on a consolidated basis in accordance with generally accepted accounting principles (as approved from time to time by the American Institute of Chartered Accountants, or any successor institute).


"Consolidated Cash Flow" of the Guarantor for any period means, in respect of such period, an amount equal to the aggregate of:

(a)      the Consolidated Net Income of the Guarantor for such period; and

(b) all non-cash expenses (which for greater certainty includes any depreciation, depletion and amortization expenses) deducted in the computation of Consolidated Net Income of the Guarantor for such period;

less:

(c) all non-cash items increasing Consolidated Net Income of the Guarantor for such period;

determined on a consolidated basis in accordance with generally accepted accounting principles (as approved from time to time by the American Institute of Chartered Accountants, or any successor institute).


"Consolidated Cash Flow to Consolidated Interest Expense Ratio" of the Guarantor means, at any time, the ratio of the Consolidated Cash Flow of the Guarantor for its then most recently completed four Fiscal Quarters to the Consolidated Interest Expense of the Guarantor for such four Fiscal Quarters.


"Consolidated Debt" of the Guarantor at any time means, at such time, all obligations, liabilities and indebtedness of the Guarantor which would, in accordance with generally accepted accounting principles (as approved from time to time by the American Institute of Chartered Accountants, or any successor institute), be classified upon a consolidated balance sheet of the Guarantor as liabilities of the Guarantor and, whether or not so classified, shall include (without duplication, on a consolidated basis):

(a)  indebtedness of the Guarantor for borrowed money;

(b) all liabilities of the Guarantor represented by a note, bond, debenture or other evidence of debt;

(c) obligations of the Guarantor arising pursuant to bankers' acceptance facilities or commercial paper programs, or letters of credit or letters of guarantee, or indemnities issued in connection therewith, to the extent such letters of credit or letters of guarantee are non-trade letters of credit or letters of guarantee;

(d) obligations of the Guarantor under guarantees, indemnities, assurances, and other contingent obligations relating to the indebtedness of any other person and all other obligations incurred for the purpose of, or having the effect of, providing financial assistance to another person, including, without limitation, endorsements of bills of exchange (other than for collection or deposit in the ordinary course of business);

(e) all net obligations of the Guarantor under all interest hedging agreements, currency hedging agreements and commodity agreements;

(f) all obligations of the Guarantor created or arising under any conditional sales agreement or other title retention agreement, or under any capital lease or other lease financing, or issued or assumed as the deferred purchase price of property or services, notwithstanding that the rights and remedies of the seller or lessor under such agreement in the event of default are limited to repossession or sale of the property which is the subject of such agreement;

(g)  all obligations  secured by a charge on any of the assets of the Guarantor;
     and

(h) the aggregate amount at which any shares in the capital of the Guarantor which are retractable at the option of the holder may be retracted, if all conditions precedent for such retraction have been satisfied.


"Consolidated Debt to Consolidated Capitalization Ratio" of the Guarantor means, at any time, the ratio of the Consolidated Debt of the Guarantor as at the end of its then most recently completed Fiscal Quarter to the Consolidated Capitalization of the Guarantor as at the end of such Fiscal Quarter.


"Consolidated Interest Expense" of the Guarantor for any period means, for such period, without duplication, interest charges of the Guarantor without deduction for interest income, determined on a consolidated basis in accordance with generally accepted accounting principles (as approved from time to time by the American Institute of Chartered Accountants, or any successor institute), as the same would be set forth or reflected in a consolidated statement of income of the Guarantor and, in any event, whether or not set forth, shall include:

(a) all interest accrued or payable in respect of such period (including imputed interest with respect to capitalized lease obligations);

(b) all fees (including standby letter of credit, guarantee, commitment and bankers' acceptance fees) accrued or payable in respect of such period and which relate to any indebtedness or credit facility, prorated (as required) over such period;

(c) any difference between the face amount and the discount proceeds of any bankers' acceptances, commercial paper and other obligations issued at a discount, prorated (as required) over such period;

(d) the aggregate of all purchase discounts relating to the sale of accounts receivable in connection with any asset securitization program; and

(e) all net amounts charged or credited to interest expense under any interest hedging agreements in respect of such period.


"Consolidated Net Income" of the Guarantor for any period means the net income
(loss) of the Guarantor for such period, determined on a consolidated basis in accordance with generally accepted accounting principles (as approved from time to time by the American Institute of Chartered Accountants, or any successor institute); provided, however, that there shall be excluded therefrom (i) after-tax gains or losses from asset sales or abandonments, or reserves relating thereto, (ii)after-tax items classified as extraordinary or non-recurring gains or losses, (iii) the net income of any person acquired in a "pooling of interests" transaction accrued prior to the date it becomes a Subsidiary of the Guarantor or is merged or consolidated with the Guarantor or any Subsidiary of the Guarantor, (iv) the net income (but not loss) of any Subsidiary, to the extent that the declaration of Distributions by that Subsidiary of that income is restricted by a contract, operation of law or otherwise, (v) the net income of any person, other than a Subsidiary, except to the extent of cash Distributions paid to the Guarantor or any of the Subsidiaries by such person,
(vi) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of Consolidated Net Income, (vii) income or loss attributable to discontinued operations (including, without limitation, operations disposed of or closed during the period, whether or not the operations were classified as discontinued), (viii) in the case of a successor to the Guarantor by consolidation or merger or as a transferee of the Guarantor's assets, any earnings of the successor corporation prior to the consolidation, merger or transfer of assets, (ix) the cumulative effect of changes in accounting principles in the year of adoption of such changes, and
(x) the tax effect of any of the terms described in clauses (iii) through (ix) above.


"Conversion" means a conversion or deemed conversion of one type of Loan into another type of Loan pursuant to the provisions hereof.


"Conversion Date" means the date specified by the Borrower as being the date on which the Borrower has elected to convert, or this Agreement requires the conversion of, one type of Loan into another type of Loan, which shall be a Banking Day.


"Conversion Notice" means a notice substantially in the form annexed hereto as Schedule D to be given to the Administrative Agent by the Borrower pursuant hereto.


"Credit Facility" means the credit facility established by the Lenders in favour of the Borrower pursuant to this Agreement.


"Debt" means, with respect to any Person at any time, all obligations, liabilities and indebtedness of such Person at such time which would, in accordance with generally accepted accounting principles, be classified upon a consolidated statement of financial position of such Person as liabilities of that Person and, whether or not so classified, shall include (without duplication):

(a)  indebtedness, contingent or otherwise, of such Person for borrowed money;

(b) all other liabilities of such Person represented by a note, bond, debenture or other evidence of debt;

(c) obligations of such Person arising pursuant to bankers' acceptance facilities, commercial paper programs, or letters of credit or letters of guarantee, or indemnities issued in connection therewith, to the extent such letters of credit or letters of guarantee are non-trade letters of credit or letters of guarantee; and

(d) obligations of such Person under guarantees, indemnities, assurances, legally binding comfort letters or other contingent obligations relating to the indebtedness of any other Person and all other obligations incurred for the purpose of or having the effect of providing financial assistance to another Person, including, without limitation, endorsements of bills of exchange (other than for collection or deposit in the ordinary course of business).


"Default" means any event or condition which, with the giving of notice, lapse of time or upon a declaration or determination being made (or any combination thereof), would constitute an Event of Default.


"Discount Proceeds" mean:

(a) in the case of Bankers' Acceptances which are purchased by a Lender , the net cash proceeds to the Borrower from the sale of such Bankers' Acceptances at the applicable Discount Rate, before deduction or payment of the fees to be paid to the Lenders under Section 6.2; and

(b) in the case of Bankers' Acceptances not purchased by a Lender, the net cash proceeds to the Borrower from the sale of such Bankers' Acceptances, before deduction or payment of fees to be paid to the Lenders under Section 6.2.


"Discount Rate" means:

(a) with respect to an issue of Bankers' Acceptances accepted by a Lender that is a bank under Schedule I of the Bank Act (Canada), the CDOR Rate; and

(b) with respect to an issue of Bankers' Acceptances accepted by a Lender that is a bank under Schedule II to the Bank Act (Canada), the lesser of: (i) the rate set out in clause (a) above plus one-tenth of one percent (1/10%); and (ii) the annual rate, expressed as a percentage, as being the average discount rate for bankers' acceptances having a comparable face value and a comparable issue and maturity date to the face value and issue and maturity date of such issue of Bankers' Acceptances, expressed on the basis of a year of 365 days, quoted by at least one, but not more than two, Lenders which are banks under Schedule II of the Bank Act (Canada), as designated by the Administrative Agent in consultation with the Borrower, for the purchase by such Lenders of Bankers' Acceptances accepted by them, at or about 10:00 a.m. (Toronto time) on the date of issue of such Bankers' Acceptances.


"Distribution" means with respect to any Person:

(a) the declaration, payment or setting aside for payment of any dividend or other distribution on or in respect of any shares or other capital or income interests in such Person;

(b) the redemption, retraction, purchase, retirement or other acquisition, in whole or in part, of any shares or other capital or income interests in such Person or any securities, instruments or contractual rights capable of being converted into, exchanged or exercised for shares or other capital or income interests in such Person, including, without limitation, options, warrants, conversion or exchange privileges and similar rights;

(c) the making of any loan or advance or any other provision of credit to any holder of any securities of such Person;

(d) the payment of any principal, interest, fees or other amounts on or in respect of any loans, advances or other debt owing at any time by any holder of any securities of such Person, Affiliates of such Person or holders of any securities of Affiliates of such Person.


"Documents" mean this Agreement, the Guarantee, the Subordination Agreement and all certificates, notices and other documents delivered or to be delivered to the Administrative Agent or the Lenders, or both, in relation to the Credit Facility pursuant hereto or thereto and, when used in relation to any Person, the term "Documents" shall mean and refer to the Documents executed and delivered by such Person, or to which such person is otherwise a party.


"Drawdown" means:

(a) an Advance by a Revolving Lender of a Canadian Prime Rate Loan, U.S. Base Rate Loan or LIBOR Loan, other than as a result of a Rollover or Conversion; or

(b) the issue by a Revolving Lender of Bankers' Acceptances (or the making of a BA Equivalent Loan in lieu thereof), other than as a result of a Conversion or Rollover.


"Drawdown Date" means the date on which a Drawdown is made by the Borrower pursuant to the provisions hereof, which shall be a Banking Day.


"Drawdown Notice" means a notice substantially in the form annexed hereto as Schedule E to be given to the Administrative Agent by the Borrower pursuant hereto.


"Effective Date" means July 29th, 1999.


"Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, claims, liens, notices of non-compliance or violation, investigations, inspections, inquiries or proceedings relating in any way to any Environmental Laws or to any permit issued under any such Environmental Laws including, without limitation:

(a)  any claim by a Governmental Authority for enforcement,  clean-up,  removal,
     response,   remedial   or  other   actions  or  damages   pursuant  to  any
     Environmental Laws; and

(b) any claim by a Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive or other relief resulting from or relating to Hazardous Materials, including any Release thereof, or arising from alleged injury or threat of injury to human health or safety (arising from environmental matters) or the environment.


"Environmental Laws" mean all applicable federal, provincial, state, regional, municipal or local laws with respect to the environment or environmental or public health and safety matters contained in statutes, regulations, rules, ordinances, orders, judgments, approvals, notices, permits or policies, guidelines or directives having the force of law.


"Environmental Orders" includes all applicable orders, directives, judgments, decisions or the like rendered by any Governmental Authority or court of competent jurisdiction pursuant to Environmental Laws or Environmental Permits.


"Environmental Permits" includes all permits, certificates, approvals, registrations, licences or other instruments issued by any Governmental Authority and relating to or required for the Borrower or its Subsidiaries to carry on their businesses, activities and operations in compliance with all Environmental Laws and Environmental Orders.


"Equivalent Amount" means, on any date, the equivalent amount in Canadian Dollars or United States Dollars, as the case may be, after giving effect to a conversion of a specified amount of United States Dollars to Canadian Dollars or of Canadian Dollars to United States Dollars, as the case may be, at the noon spot rate of exchange for Canadian interbank transactions established by the Bank of Canada for the day in question, or, if such rate is for any reason unavailable, at the spot rate quoted for wholesale transactions by the Administrative Agent at approximately noon (Toronto time) on that date in accordance with its normal practice.


"Event of Default" has the meaning set out in Section 10.1.


"Existing RBC Facility" means the demand revolving credit facility in the maximum amount of Cdn. $101,500,000 established by Royal Bank of Canada in favour of the Borrower pursuant to a letter loan agreement dated April 1, 1999.


"Extending Lender" has the meaning set out in Section 2.4(c)(ii).


"Federal Funds Rate" means, for any day, the rate of interest per annum (expressed as a percentage) equal to the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, the "H.15(519)") for such day opposite the caption "Federal Funds (Effective)"; or if on any relevant day the appropriate rate per annum for such day is not yet published in H.15(519), the rate for such day will be the arithmetic mean of the rates per annum (expressed as a percentage) for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three major brokers of Federal funds transactions in New York City, selected by the Administrative Agent in its sole discretion.


"Federal Reserve Board" or "Federal" means the Board of Governors of the Federal Reserve System of the United States of America or any successor thereof.


"Fiscal Quarter" means a period of three consecutive months, ending on a Quarter End.


"Fiscal Year" means the fiscal year as adopted by the Borrower from time to time and which is currently the one year period commencing on January 1 of each year and ending on December 31 of such year.


"GCRL" means Gulf Canada Resources Limited, a corporation existing under the laws of Canada.


"GCRL/KEDC Agreements" mean, collectively:

(a)  the Partnership Agreement;

(b) the Unanimous Shareholder Agreement respecting GMSFL among Gulf Canada Resources Limited, the Borrower and GMSFL, made effective December 18, 1998;

(c) the Unanimous Shareholder Agreement respecting GMSL among Gulf Canada Resources Limited, the Borrower and GMSL, made effective December 18, 1998;

(d) the Agreement of Purchase and Sale between Gulf Canada Resources Limited and the Borrower, dated as of December 1, 1998;

(e) the Share Purchase and Sale Agreement between Gulf Canada Resources Limited and the Borrower, dated as of December 1, 1998;

(f) the Partnership Contribution Agreement among Gulf Canada Resources Limited, the Borrower and the Partnership, dated as of December 1, 1998;

(g) the GMSFL Contribution Agreement between Gulf Canada Resources Limited and GMSFL, dated as of December 1, 1998;

(h) the Loan Agreement between GMSFL and the Borrower, dated December 18, 1998; and

(i) the Loan Agreement between the Partnership and the Borrower, dated December 18, 1998.


"GMSFL" means GMS Facilities Limited, a corporation existing under the laws of the Province of Alberta.


"GMSL" means Gulf Midstream Services Limited, a corporation existing under the laws of the Province of Alberta.


"Governmental Authority" means:

(a) any government, parliament or legislature, any regulatory or administrative authority, agency, commission or board (including any board having jurisdiction in respect of public utilities) and any other statute, rule or regulation making entity having jurisdiction in the relevant circumstances;

(b) any person acting under authority of any of the foregoing or under a statute, rule or regulation thereof; and

(c) any judicial, administrative or arbitral court, authority, tribunal or commission having jurisdiction in the relevant circumstances.


"Guarantee" means the guarantee to be provided by the Guarantor to the Administrative Agent for and on behalf of the Lenders, substantially in the form of Schedule F annexed hereto.


"Guarantor" means KeySpan Corporation, a corporation existing under the laws of the State of New York whose common shares are listed and posted for trading on the New York Stock Exchange.


"Guarantor's Counsel" means Dickstein Shapiro Morin & Oshinsky, LLP.


"Hazardous Materials" mean any substance or mixture of substances which, if released into the environment, would likely cause, immediately or at some future time, harm or degradation to the environment or to human health or safety, and includes any substance defined as or determined to be a pollutant, contaminant, waste, hazardous waste, hazardous chemical, hazardous substance, toxic substance or dangerous good under any Environmental Law.


"Interest Determination Date" means, with respect to LIBOR Loans, the date which is two (2) Banking Days prior to the first day of the Interest Period applicable to such LIBOR Loans.


"Interest Payment Date" means:

(a) with respect to each Canadian Prime Rate Loan and U.S. Base Rate Loan, the last Banking Day of each calendar month; and

(b) with respect to each LIBOR Loan, the last day of each applicable Interest Period and, if any Interest Period is longer than 3 months, the last Banking Day of each 3 month period during such Interest Period; and

(c) with respect to each BA Equivalent Loan, the last day of each applicable Interest Period;


provided that, in any case, the Maturity Date or, if applicable, any earlier date on which the Credit Facility is fully cancelled or permanently reduced in full, shall be an Interest Payment Date with respect to all Loans then outstanding thereunder.


"Interest Period" means:

(a) with respect to each Canadian Prime Rate Loan and U.S. Base Rate Loan, the period commencing on the applicable Drawdown Date or Conversion Date, as the case may be, and terminating on the date selected by the Borrower hereunder for the Conversion of such Loan into another type of Loan or for the repayment of such Loan;

(b) with respect to each Bankers' Acceptance (and BA Equivalent Loans in lieu thereof), the period selected by the Borrower and being of 1, 2, 3 or 6 months' duration, subject to market availability, (or, subject to the agreement of the Lenders, a longer or shorter period) commencing on the Drawdown Date, Rollover Date or Conversion Date, as applicable, of such Loan; and

(c) with respect to each LIBOR Loan, the period selected by the Borrower and being of 1, 2, 3, 6, 9 or 12 months' duration, subject to market availability, (or, subject to the agreement of the Lenders, a longer or shorter period) commencing on the Drawdown Date, Rollover Date or Conversion Date, as applicable, of such Loan;


provided that in any case:

(d) the last day of each Interest Period shall be also the first day of the next Interest Period, whether with respect to the same or another type of Loan;

(e) if the last day of an Interest Period selected by the Borrower is not a Banking Day, then the Borrower shall be deemed to have selected an Interest Period, the last day of which is the Banking Day next following the last day of the Interest Period selected unless such next following Banking Day falls in the next calendar month, in which event the Borrower shall be deemed to have selected an Interest Period, the last day of which is the Banking Day next preceding the last day of the Interest Period selected by the Borrower; and

(f) the last day of all Interest Periods for Loans under the Credit Facility with respect to a Commitment shall expire on or prior to the Maturity Date in respect of such Commitment.


"Investment" means, with respect to any Person:

(a) any purchase or other acquisition of shares or other securities of any Person;

(b) any loan, advance, extension of credit, guarantee (but excluding performance guarantees in respect of non-financial obligations), indemnity or other form of financial assistance to or for the benefit of any Person; and

(c)  any capital contribution to any other Person.


"KS Finance" means KS Midstream Finance Co., a corporation existing under the laws of the Province of Nova Scotia.


"KS Finance Loan" means the term loan and all other indebtedness and liabilities of the Borrower outstanding pursuant to the term loan agreement entered into between Royal Bank of Canada and the Borrower dated as of December 17, 1998 (the "Term Loan Agreement"), which Term Loan Agreement was assigned and transferred by Royal Bank of Canada to KS Finance by way of an Assignment and Assumption Agreement entered into among Royal Bank of Canada, as assignor, the Borrower, and KS Finance, as assignee, dated April 27, 1999;


"Lenders" means each of the financial institutions named on Schedule A hereto as a Lender which has executed this Agreement or, as a permitted assignee, an Assignment Agreement substantially in the form of Schedule B, and includes Royal Bank of Canada in its capacity as a Lender, but excluding any such financial institution, the Commitment of which has been reduced to zero, and excluding the Administrative Agent in its capacity as the Administrative Agent.


"Lenders' Counsel" means the firm of Stikeman, Elliott, or such other firm of legal counsel as the Administrative Agent may from time to time designate.


"Lender's Proportion" means, at any time and from time to time with respect to each Lender, the proportion that the amount of such Lender's Outstanding Principal at such time bears to the amount of the total Outstanding Principal of all Lenders at such time, and in the event that there is no Outstanding Principal at such time, "Lender's Proportion" shall mean the proportion that the amount of such Lender's Commitment at such time bears to the amount of the Total Commitment at such time.


"LIBOR Loan" means an Advance in, or Conversion into, United States Dollars made by the Lenders to the Borrower with respect to which the Borrower has specified that interest is to be calculated by reference to the LIBOR Rate, and includes each Rollover in respect thereof.


"LIBOR Rate" means, with respect to any Interest Period applicable to a LIBOR Loan, the interest rate per annum determined by the Administrative Agent, based on a 360 day year, rounded upwards if necessary to the nearest whole multiple of one-sixteenth of one percent (1/16%), as the average of the offered quotations appearing on page 3750 of the Telerate screen (or if such screen is not available or does not quote a rate of interest per annum for the LIBOR Interest Period selected, any successor service used for the purposes of displaying the rates at which US Dollar deposits are offered for deposit in the London eurodollar interbank market) at approximately 11:00 a.m. London, England time, two (2) Banking Days prior to the Drawdown Date, Conversion Date or a Rollover Date, as the case may be, for such Interest Period; provided that, if such page of Telerate screen 3750 or any successor service is unavailable or does not quote a rate of interest per annum for the LIBOR Interest Period selected, then "LIBOR Rate" shall mean, with respect to any Interest Period applicable to a LIBOR Loan, the interest rate per annum determined by the Administrative Agent, based on a 360 day year, rounded upwards if necessary to the nearest whole multiple of one-sixteenth of one percent (1/16%), as the average of the offered quotations appearing on the "LIBOR01 Page" (or any display substituted therefor) of Reuters Monitor Money Rates Service (or if such LIBOR01 Page is not available, any successor service used for the purposes of displaying the rates at which US Dollar deposits are offered for deposit in the London eurodollar interbank market) at approximately 11:00 a.m. London, England time two (2) Banking Days prior to the Drawdown Date, Conversion Date or a Rollover Date, as the case may be, for such Interest Period; provided further, that, if Telerate screen 3750 or its successor and such page of Reuters Monitor Money Rates Service or its successor are unavailable, then "LIBOR Rate" shall mean, with respect to any Interest Period applicable to a LIBOR Loan, the interest rate per annum at which the Administrative Agent will offer deposits of comparable term and amount to prime banks in the London inter-bank market at approximately 11:00 a.m. London, England time two (2) Banking Days prior to the Drawdown Date, Conversion Date or a Rollover Date, as the case may be, for the Interest Period and in an amount comparable to the amount of the LIBOR Loan. Each determination of LIBOR Rate may be computed using any reasonable averaging and attribution method.


"Loan" means a Canadian Prime Rate Loan, a U.S. Base Rate Loan, a LIBOR Loan, a Bankers' Acceptance or a BA Equivalent Loan outstanding hereunder.


"Majority Lenders" means:

(a) during the continuance of a Default or an Event of Default when there are outstanding Obligations, those Lenders which are owed, in the aggregate, at least 66 2/3% of all Outstanding Principal; and

(b) at any other time, those Lenders, the Commitments of which are, in the aggregate, at least 66 2/3% of the Commitments of all Lenders hereunder.


"Material Adverse Effect" means, with respect to any Person, a material adverse effect on:

(a) its business, condition (financial or otherwise), operations, assets or properties, taken as a whole; provided that a Material Adverse Effect with respect to the Borrower shall occur under this paragraph (a) only if there has been a Material Adverse Effect on the Borrower and its Subsidiaries taken as a whole;

(b)  the validity or enforceability of any of the Documents in respect of it;

(c) the ability of it to perform its obligations under any of the Documents to which it is a party;

(d) the rights or remedies of the Lenders under any of the Documents to which such Person is a party; or

(e) the ability of the Borrower or the Guarantor to pay any amounts payable by it under the Documents to which it is a party.


"Maturity Date" means, with respect to a Commitment, the date that is the third anniversary of the Term Date in respect of such Commitment.


"Moody's" means Moody's Investors Services, Inc., and its successors.


"Non-Acceptance Discount Rate" means, for any day, the simple average of the Discount Rate in paragraph (a) of the definition of Discount Rate and paragraph
(b) of such definition.


"Non-Acceptance Lender" means a Lender other than a Canadian chartered bank.


"Non-Extending Lender" has the meaning set out in Section 2.4(c)(ii).


"Non-Recourse Assets" means the Borrower's proportion (determined in accordance with generally accepted accounting principles) of assets owned directly or indirectly by the Borrower which (a) represent a specific Project, whether alone or in association with others, (b) debt is owed to one or more Non-Recourse Creditors, which debt was incurred for the purpose of financing the costs of such Project, and (c) neither the Borrower nor the Guarantor nor any Subsidiary is liable or has issued a guarantee, either directly or indirectly, in respect of debts and liabilities related to such assets; provided that, upon the debts or liabilities to such creditors in respect of such debt being repaid, such assets shall then cease to be Non-Recourse Assets.


"Non-Recourse Creditor" means a creditor whose recourse is limited to Non-Recourse Assets, to the exclusion of any and all other recourse, whether directly or indirectly, by way of guarantees or otherwise, against the Borrower, the Guarantor or any Subsidiary or any of their other properties.


"Non-Recourse Debt" means debt incurred by the Borrower and/or its Subsidiaries for the purpose of financing the costs of one or more Projects and due or otherwise owing to Non-Recourse Creditors and which shall not exceed, in the aggregate, at any time, Cdn. $50,000,000 (or the Equivalent Amount thereof).


"Non-Revolving Lender" means a Lender whose Commitment is in the Term Period.


"Obligations" mean, at any time and from time to time, all of the obligations, indebtedness and liabilities (present or future, absolute or contingent, matured or not) of the Borrower to the Lenders or the Administrative Agent under, pursuant to or relating to, the Documents or the Credit Facility, and whether the same are from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again, and including all outstanding obligations, interest, fees, commissions, indemnity amounts, legal and other costs, charges and expenses payable by the Borrower under this Agreement.


"Offer of Extension" means a written offer by the Administrative Agent on behalf of all or some of the Revolving Lenders to the Borrower to extend the then current Revolving Period in respect of the Commitments of such Revolving Lenders to a date not more than 364 days from acceptance by the Borrower of such offer of extension, and setting forth the terms and conditions on which such extension may be accepted by the Borrower.


"Officer's Certificate" means a certificate or notice (other than a Compliance Certificate) signed by any one of the president, a vice-president, treasurer, controller or the corporate secretary of the Borrower.


"Outstanding Principal" means, at any time, the aggregate of:

(a)  the principal amount of all outstanding Canadian Prime Rate Loans;

(b) the Equivalent Amount in Canadian Dollars of the principal amount of all outstanding U.S. Base Rate Loans and LIBOR Loans; and

(c) the amounts payable at maturity of all outstanding Bankers' Acceptances and BA Equivalent Loans.


"Partnership" means the general partnership known as the Gulf Midstream Services Partnership, formed effective December 1, 1998, the partners of which are which Gulf Canada Resources Limited, the Borrower and GMSL.


"Partnership Agreement" means the General Partnership Agreement of the Partnership among Gulf Canada Resources Limited, the Borrower and GMSL dated December 1, 1998.


"Partnership Parties" mean, collectively, the Partnership, GMSFL and GMSL, and a reference to Partnership Parties shall be a reference to each of them.


"Permitted Dispositions" mean:

(a) dispositions of inventory in the ordinary course of the Borrower's or the relevant Subsidiary's business;

(b) dispositions of tangible equipment which has become worn out, obsolete or unserviceable in the conduct of the Borrower's or the relevant Subsidiary's business;

(c) any abandonment, surrender or similar disposition where desirable in the ordinary course of the Borrower's or the relevant Subsidiary's business;

(d)  dispositions which are Permitted Encumbrances; and

(e)  dispositions  made with the prior  written  consent  of the  Administrative
     Agent.


"Permitted Encumbrances" mean:

(a) liens (including deposits) for taxes, assessments or governmental charges (including liens securing assessments under workers' compensation laws, unemployment insurance or similar social security legislation) which are not due and delinquent, or the validity of which the Borrower or the relevant Subsidiary shall be contesting in good faith and with respect to which there is no potential of forfeiture of any property interest of the Borrower;

(b) the excess of the amount, if any, of any taxes, rates, assessments or governmental charges or levies for which final assessments have not been received over and above the amount of such taxes, rates, assessments or governmental charges or levies as set out in the applicable filings made by the Borrower or the relevant Subsidiary;

(c) easements, rights of way, servitudes and other surface rights and interests in land (including surface rights for railways, sewers, drains, gas and oil pipelines, gas and water mains, electric light and power and telephone or telegraph or cable television conduits, poles, wires and cables) which do not in the aggregate materially impair the use and benefit of the land subject thereto;

(d) all rights reserved to or vested in any municipal, governmental or other public authority by the terms of any lease, licence, franchise, grant or permit held by the Borrower or the relevant Subsidiary by any statutory provision to effect a termination of any such lease, licence, franchise, grant or permit or to require annual or periodic payments as a condition of the continuance thereof or to distrain against or to obtain a lien on any property or assets of the Borrower or the relevant Subsidiary in the event of failure to make such annual or other period payments;

(e) liens, privileges or other charges imposed or permitted by law such as statutory liens and deemed trusts, carriers' liens, builders' liens, warehousemen's liens, mechanics' liens, materialmen's liens and other liens, privileges or other charges of a similar nature which relate to obligations which are not due and delinquent or if due and delinquent, the validity of which is being contested at the time in good faith by the Borrower or the relevant Subsidiary, and if such contestation will not involve potential forfeiture of any of its assets or any part thereof having a book value in excess of Cdn. $5,000,000;

(f) undetermined or inchoate liens arising in the ordinary course of and incidental to construction, maintenance or current operations of the Borrower or the relevant Subsidiary which relate to obligations which are not due and delinquent, or the validity of which the Borrower or the relevant Subsidiary shall be contesting in good faith;

(g) the lien of any judgment rendered, or claim filed, against the Borrower or the relevant Subsidiary which the Borrower or the relevant Subsidiary shall be contesting in good faith and liens resulting from a deposit of cash, security or appeal bond to secure the costs of on-going litigation; provided that the execution or enforcement of any such lien, judgment or claim is effectively stayed or appropriate security in respect thereof is posted with the Administrative Agent as the Administrative Agent may reasonably require;

(h) the lien or any right of distress reserved in or exercisable under any real property lease for rent or otherwise to effect compliance with the terms of such lease in respect of which the rent or other obligations are not at the time overdue, or if overdue, the validity of which are being contested at the time in good faith;

(i) Security Interests (including cash deposits) in favour of a public utility or any municipality or governmental or other public authority when required by such utility, municipality or authority in connection with the operations of the Borrower or the relevant Subsidiary, to the extent such Security Interests do not have a Material Adverse Effect on the Borrower or any of its Subsidiaries;

(j) Security Interests (including cash deposits) securing the performance of bids, tenders, leases, contracts (other than for the repayment of indebtedness), statutory obligations, appeal bonds and performance bonds and other obligations of like nature, incurred as incidental to and in the ordinary course of business of the Borrower or the relevant Subsidiary if all such Security Interests neither singularly nor in the aggregate secure obligations in excess of Cdn. $5,000,000;

(k) Security Interests created by the Borrower or any of its Subsidiaries to finance the acquisition (by purchase or lease), construction and/or development of Non-Recourse Assets, provided that (i) such Security Interests are solely in relation to Non-Recourse Debt and are restricted to the Non-Recourse Assets, and (ii) the obligations, indebtedness and liabilities secured by all such Security Interests do not exceed, in the aggregate, at any time Cdn. $50,000,000 in respect of the Borrower and its Subsidiaries collectively;

(l) Security Interests in favour of the Lenders, or the Administrative Agent on behalf of the Lenders;

(m) Security Interests consented to in writing by the Lenders such consent not to be unreasonably withheld; and

(n) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Security Interest referred to in the preceding paragraphs (a) to (l) inclusive of this definition, so long as any such extension, renewal or replacement of such Security Interest is limited to all or any part of the same property that secured the Security Interest extended, renewed or replaced (plus improvements on such property) and the principal amount of the indebtedness or obligation secured thereby is not increased;

provided that nothing in this definition shall cause, or result in, the Loans and other Obligations hereunder to be subordinated in priority to any such Permitted Encumbrance.


"Permitted Indebtedness" means:

(a)  the KS  Finance  Loan  and  any  existing  Debt  created  by the  GCRL/KEDC
     Agreements;

(b) Debt incurred in the ordinary course of business to trade creditors or other Persons providing services to the Borrower, in accordance with customary trade terms;

(c)  Debt which is secured by a Permitted Encumbrance; and

(d)  the Obligations.


"Person" means a natural person, partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Authority, and pronouns have a similar or extended meaning.


"Power of Attorney" means the power of attorney substantially in the form of Schedule G.


"Project" means the acquisition (by purchase or lease), construction and/or development of previously undeveloped or newly acquired assets capable of generating sufficient cash flow, on the basis of reasonable initial assumptions, to cover the operating costs and debt service required to finance the undertaking relating to such assets over a period of time which is less than the projected economic life of the assets, and includes any commercial operation for which such assets were so acquired, constructed or developed.

"Quarter End" means March 31, June 30, September 30 or December 31 in each year.


"Release" means any release, spill, emission, leak, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or sub-surface strata.


"Repayment Notice" means a notice substantially in the form annexed hereto as Schedule H to be given to the Administrative Agent by the Borrower pursuant hereto.


"Request for an Offer of Extension" means a written request by the Borrower to the Revolving Lenders requesting the Revolving Lenders to issue an Offer of Extension in respect of the Commitments of those Lenders, in the form attached as Schedule I.


"Revolving Lender" means a Lender whose Commitment is in the Revolving Period.


"Revolving Period" means the period commencing on the Effective Date and ending at 5:00 p.m. (Toronto time) on the date that is 364 days after the Effective Date, as such period may, from time to time, be extended pursuant to Section 2.4 in respect of the Commitments of Revolving Lenders.


"Rollover" means:

(a) with respect to any LIBOR Loan, the continuation of all or a portion of such Loan (subject to the provisions hereof) for an additional Interest Period subsequent to the initial or any subsequent Interest Period applicable thereto; and

(b) with respect to Bankers' Acceptances (or BA Equivalent Loans made in lieu thereof), the issuance of new Bankers' Acceptances or the making of new BA Equivalent Loans (subject to the provisions hereof) in respect of all or any portion of Bankers' Acceptances (or BA Equivalent Loans made in lieu thereof) maturing at the end of the Interest Period applicable thereto, all in accordance with ARTICLE 6 hereof.


"Rollover Date" means the date of commencement of a new Interest Period applicable to a Loan.


"Rollover Notice" means a notice substantially in the form annexed hereto as Schedule J to be given to the Administrative Agent by the Borrower pursuant hereto.


"S&P" means Standard & Poor's Rating Group, a division of McGraw-Hill, Inc., and its successors.


"Security Interest" means mortgages, charges, pledges, hypothecs, assignments by way of security, conditional sales or other title retentions, security created under the Bank Act (Canada), liens, encumbrances, security interests or other interests in property, howsoever created or arising, whether fixed or floating, perfected or not, which secure payment or performance of an obligation and, including, in any event, rights of set-off created for the purpose of securing (directly or indirectly) the repayment of borrowed money, and capital leases and any other lease financing.


"Subordinated Debt" means all indebtedness fully subordinated to the Obligations by way of subordination or other agreements satisfactory to the Administrative Agent in its sole discretion.


"Subordination Agreement" means the subordination and postponement agreement to be entered into among the Borrower, the Administrative Agent on behalf of the Lenders and KS Finance, substantially in the form annexed hereto as Schedule K.


"Subsidiary" means:

(a) any corporation of which at least a majority of the outstanding shares having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, shares of any other class or classes of such corporation might have voting power by reason of the happening of any contingency, unless the contingency has occurred and then only for as long as it continues) is, at the time, directly or indirectly beneficially owned by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries; and

(b) any partnership of which at least a majority of the outstanding income interests or capital interests are at the time directly or indirectly beneficially owned by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries;

and "Subsidiary" shall, when used with reference to the Borrower, be deemed to include the Partnership, GMSFL and GMSL.


"Taxes" mean all taxes, levies, imposts, stamp taxes, duties, fees, deductions, withholdings, charges, compulsory loans or restrictions or conditions resulting in a charge which are imposed, levied, collected, withheld or assessed by any country or political subdivision or taxing authority thereof now or at any time in the future, together with interest thereon and penalties, charges or other amounts with respect thereto, if any (but excluding any taxes, franchise taxes, levies, imposts or charges imposed, levied or assessed in respect of or applied on the overall net income or capital of the Lender) and "Tax" and "Taxation" shall be construed accordingly.


"Term Date" means, in respect of a Commitment, the day following the last day of the Revolving Period in respect of such Commitment.


"Term Period" means, with respect to a Commitment, the period commencing on the Term Date with respect to such Commitment and ending on the Maturity Date with respect to such Commitment.


"Termination Event" means an automatic acceleration of the repayment of the Obligations outstanding hereunder without any notice being required thereunder from the Administrative Agent or any Lender, as the case may be, pursuant to
Section 10.1(r), resulting from an Event of Default in Sections 10.1(e) or 10.1(f).


"Total Commitment" means the aggregate of the Commitments of each of the Lenders, as hereafter cancelled, reduced or terminated from time to time pursuant to this Agreement.


"United States Dollars", "U.S. $" and "U.S. Dollars" mean the lawful money of the United States of America.


"U.S. Base Rate" means, for any day, the greater of:

(a) the rate of interest per annum, expressed on the basis of a year of 365 days, established and publicly announced by the Administrative Agent from time to time as its reference rate of interest then in effect for the determination of interest rates on commercial loans made by the Administrative Agent in United States Dollars in Canada; and

(b) the rate of interest per annum, expressed on the basis of a year of 365 days, for such day or, if such day is not a Banking Day, on the immediately preceding Banking Day, equal to the sum of the Federal Funds Rate, plus 0.50% per annum;


provided that if both such rates are equal or if such Federal Funds Rate is unavailable for any reason on the date of determination, then the "U.S. Base Rate" shall be the rate specified in paragraph (a) above.


"U.S. Base Rate Loan" means an Advance in, or Conversion into, United States Dollars made by the Lenders to the Borrower with respect to which the Borrower has specified, or a provision hereof requires, that interest is to be calculated by reference to the U.S. Base Rate.


"Year 2000 Compliance" means a product is compliant if the product, when used in accordance with its associated documentation, is capable of processing, providing, and/or receiving data without material error relating to date data which represents or references different centuries or more than one century, provided all other products used with the product properly exchange similarly accurate date data with the product. "Year 2000 Compliant" shall have a corresponding meaning.

1.2      Headings

         The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.3      Number; Persons

         Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa.

1.4      Accounting Principles

         Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be to the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided or contemplated herein to be applicable on an unconsolidated basis) as at the date on which such calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense or amount of equity is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any other Document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

1.5      Reference to Agreements and Enactments

         Reference herein to any agreement, instrument, licence or other document shall be deemed to include reference to such agreement, instrument, licence or other document as the same may from time to time be amended, modified, supplemented or restated in accordance with the provisions of this Agreement; and reference herein to any enactment shall be deemed to include reference to such enactment as re-enacted, amended or extended from time to time and to any successor enactment.

1.6      Per Annum Calculations

         Unless otherwise stated, wherever in this Agreement reference is made to a rate "per annum" or a similar expression is used, such rate shall be calculated on the basis of calendar year of 365 days or 366 days, as the case may be.

1.7      Certain Matters Related to Ratings Explained
         For the purposes hereof:

(a) the senior unsecured long term debt of the Guarantor shall not be considered to be "not rated" (or to like effect) by either Moody's or S&P (each, a "Rating Agency") by reason of such Rating Agency ceasing to carry on the business of providing ratings of the long term debt of corporate borrowers based on creditworthiness assessments. If only one of the Rating Agencies ceases carrying on the business of providing ratings of the long term debt of corporate borrowers based on creditworthiness assessments, then for purposes of determining "Applicable BA Fee Rate", "Applicable LIBOR Margin", "Applicable Prime Rate Margin", "Applicable USBR Margin" and "Applicable Commitment Fee Rate" (collectively, the "Pricing Definitions"), the rating of the other Rating Agency only shall be utilized;

(b)  if both of the Rating  Agencies cease carrying on the business of providing
     ratings   of  the  long  term  debt  of   corporate   borrowers   based  on
     creditworthiness assessments, then:

     (i) the Borrower and the Lenders shall attempt in good faith for a period of 30 days thereafter to determine substitute definitions for, or amendments to, the Pricing Definitions, which may include attempting to agree on some other entity (which may include a debt rating agency or a nationally recognized securities dealer) (a "Substitute Rating Entity") to assign a rating to the senior unsecured long term debt of the Guarantor as contemplated in the following paragraph (ii) and to agree, if necessary, on the ratings of such Substitute Rating Entity which most closely correspond to those in the Pricing Definitions ("Equivalent Ratings"); and

     (ii) if by the end of such 30 day period the Borrower and the Lenders have not agreed upon substitute definitions for, or amendments to, the Pricing Definitions pursuant to the preceding paragraph (i), then during a period of 60 days thereafter, the Borrower and the Lenders shall, if such has not already been accomplished, continue to attempt in good faith to agree on a Substitute Rating Entity and, if applicable, Equivalent Ratings and, if a Substitute Rating Entity has been agreed on, the Borrower shall attempt to obtain from the Substitute Rating Entity a rating ("Substitute Rating") for the senior unsecured long term debt of the Guarantor;

                  it being agreed that:

     (iii)during the 30 day and 60 day periods contemplated in the preceding paragraphs (i) and (ii), or such part thereof which elapses before an alternate approach is finally established as contemplated in such paragraphs (i) and (ii), the rates applicable from time to time in accordance with the Pricing Definitions and based on the rating applicable to the senior unsecured long term debt of the Guarantor immediately before the commencement of the 30 day period contemplated in the preceding paragraph (i) shall apply;

     (iv) if a Substitute Rating Entity and, if applicable, Equivalent Ratings have been agreed on and the Substitute Rating Entity has established a Substitute Rating for the senior unsecured long term debt of the Guarantor by or before the expiration of the 60 day period contemplated in the preceding paragraph (ii), then thereupon and thereafter the same shall apply and, if applicable, the Pricing Definitions shall be deemed to have been amended to incorporate the Equivalent Ratings in place of the ratings referred to in the Pricing Definitions; provided the Substitute Rating shall be subject to review by the Substitute Rating Entity from time to time (but not more often than once in any 12 month period) at the request of either the Guarantor or the Administrative Agent given in writing to the other (any such review to determine whether the Substitute Rating should change to another rating category or, if applicable, an Equivalent Rating for the senior unsecured long term debt of the Guarantor) and if any such review results in a change in the Substitute Rating, then thereupon and thereafter (subject to further reviews as aforesaid) the same shall apply; and

     (v) if an alternate approach has not been finally established as contemplated in the preceding paragraphs (i) and (ii) by the expiration of the 60 day period referred to in the preceding paragraph
          (ii), then the rates applicable from time to time in accordance with the Pricing Definitions and based on the rating applicable to the senior unsecured long term debt of the Guarantor immediately before the commencement of the 30 day period contemplated in the preceding paragraph (i) shall continue to apply;

(c) a rating assigned by a Rating Agency (or, as applicable, Substitute Rating Entity) shall be, as applicable, considered to be "lower" than another rating assigned by such Rating Agency (or, as applicable, Substitute Rating Entity) or by the other Rating Agency if it denotes a poorer creditworthiness assessment (for instance, "B" is lower than "A");

(d) the rating categories and ratings of any Rating Agency or Substitute Rating Entity referred to herein shall include any equivalent rating category or rating of such Rating Agency or Substitute Rating Entity which replaces the same; and

(e) any reference in this Agreement to the long term debt of the Guarantor (or to like effect) for rating purposes shall be deemed to be a reference to the senior unsecured long term debt of the Guarantor.

1.8      Schedules

         The following are the Schedules annexed hereto and incorporated by reference and deemed to be part hereof:

                  Schedule A          -     Lenders and Commitments
                  Schedule B          -     Assignment Agreement
                  Schedule C          -     Compliance Certificate
                  Schedule D          -     Conversion Notice
                  Schedule E          -     Drawdown Notice
                  Schedule F          -     Guarantee
                  Schedule G          -     Power of Attorney
                  Schedule H          -     Repayment Notice
                  Schedule I          -     Request for an Offer of Extension
                  Schedule J          -     Rollover Notice
                  Schedule K          -     Subordination Agreement
                  Schedule L          -     Opinion of Borrower's Counsel
                  Schedule M          -     Opinion of Guarantor's Counsel
                  Schedule N          -     Subsidiaries

1.9      Reliance by Borrower

         The Borrower shall be entitled to rely upon any certificate, notice or other document (including any facsimile) or other advice, statement or instruction provided to it by the Administrative Agent pursuant to this Agreement, and the Borrower shall be entitled to deal with the Administrative Agent with respect to all matters under this Agreement which the Administrative Agent is authorized to deal with, without obligation whatsoever to satisfy itself as to the authority of the Administrative Agent to act on behalf of the Lenders and without liability whatsoever to the Lenders for relying upon any certificate, notice or other document or other advice, statement or instruction provided to it by the Administrative Agent, notwithstanding any lack of authority of the Administrative Agent to provide the same.

                                   ARTICLE 2
                               THE CREDIT FACILITY
                               -------------------

2.1      The Credit Facility

         Subject to the terms and conditions of this Agreement, the Lenders hereby severally establish, in favour of the Borrower, an extendible revolving term credit facility (the "Credit Facility") up to a maximum of Cdn. $200,000,000 (or the Equivalent Amount of U.S. $) pursuant to which each Revolving Lender severally agrees to make Drawdowns to the Borrower rateably, according to the proportion that such Revolving Lender's Commitment is to the aggregate of all Revolving Lenders' Commitments, in an aggregate amount not to exceed the amount set forth opposite such Lender's name as its Commitment on Schedule A hereto. The Outstanding Principal under the Credit Facility shall not exceed the Total Commitment. Subject thereto, the Outstanding Principal in respect of the Loans by the Revolving Lenders may revolve during the Revolving Period.

2.2      Types of Availments

         The Borrower may, in Canadian Dollars, make Drawdowns, Conversions and Rollovers under the Credit Facility of Canadian Prime Rate Loans and Bankers' Acceptances (including BA Equivalent Loans) and may, in United States Dollars, make Drawdowns, Conversions and Rollovers under the Credit Facility of U.S. Base Rate Loans and LIBOR Loans. The Borrower shall have the option, subject to the terms and conditions hereof, to determine which types of Loans shall be drawn down and in which combinations or proportions.

2.3      Purpose

         The Credit Facility is being made available to repay amounts outstanding under the Existing RBC Facility and for the general corporate purposes of the Borrower; provided that neither the Credit Facility nor any Loans shall, without the prior written approval of all of the Lenders, be used to acquire the securities of any other Person except as permitted pursuant to
Section 9.2(f). Notwithstanding anything contained herein to the contrary the Borrower shall not utilize proceeds of one or more Loans to, or to provide funds to any Subsidiary to, finance an offer to acquire (which shall include an offer to purchase securities, solicitation of an offer to sell securities, an acceptance of an offer to sell securities, whether or not the offer to sell was solicited, or any combination of the foregoing) outstanding securities of any Person (the "Target") which constitutes a "take-over bid" pursuant to applicable securities legislation, (a "Take-over"), unless the board of directors or like body of the Target, or the holders of all of the securities of the Target has or have approved, accepted, or recommended to security holders acceptance of, the Take-over.

2.4      Extension of Revolving Period

     (a) Request for an Offer of Extension - The Borrower may, at its option and from time to time (but not more than once in a Fiscal Year), by delivering to the Administrative Agent at the Administrative Agent's Branch an executed Request for an Offer of Extension, request the Revolving Lenders to issue an Offer of Extension to extend the then current Revolving Period with respect to the Commitments of the Revolving Lenders to a date not more than 364 days from the acceptance of such Offer of Extension by the Borrower; provided that such request may not be made more than 90 days or less than 60 days before the then current Term Date in respect of the Commitments of the Revolving Lenders.

     (b)  Delivery  of Request  and  Response  Thereto - Upon  receipt  from the
          Borrower of an executed Request for an Offer of Extension, the Administrative Agent shall forthwith deliver to each Revolving Lender a copy of such request, and each Revolving Lender shall, within 30 days after the date the Administrative Agent receives such request from the Borrower, advise the Administrative Agent in writing as to whether such Revolving Lender will offer to extend the then current Revolving Period in respect of its Commitment and, if so, upon what terms and conditions; provided that, if any such Revolving Lender shall fail to so advise the Administrative Agent within such 30 day period, then such Revolving Lender shall be deemed to have denied the Request for an Offer of Extension. The Administrative Agent shall only deliver an Offer of Extension pursuant to this Section 2.4(b) with the agreement of all of the Revolving Lenders, including as to the new terms and conditions, if any, pertaining thereto. The determination of each Revolving Lender as to whether or not to extend the Revolving Period shall be made by each such Revolving Lender in its sole discretion.

     (c) Administrative Agent's Response to the Borrower - Within 5 days after the expiry of the aforementioned 30 day period, the Administrative Agent shall either:

          (i) deliver to the Borrower (with a copy to each Revolving Lender) an Offer of Extension on behalf of all Revolving Lenders executed by the Administrative Agent and specifying the new terms and conditions, if any, upon which the extension of the Revolving Period is offered; or

          (ii) notify the Borrower that the Request for an Offer of Extension has not received the agreement of all of the Revolving Lenders and has therefore been denied; provided that if such Request for an Offer of Extension has been denied, but Revolving Lenders having Commitments which, in aggregate, represent 66 2/3% or more of all outstanding Commitments of all Revolving Lenders (each, an "Extending Lender") are in agreement as to the terms and conditions (which may be the existing terms and conditions) upon which they would be prepared to issue an Offer of Extension (the "Extension Terms"), then the Administrative Agent shall also advise the Borrower of:

               (A) the Extension Terms and issue an Offer of Extension on behalf of the Extending Lenders upon the Extension Terms;

               (B)  which Revolving  Lenders are not in agreement with extending
                    the   Commitments   of  the  Revolving   Lenders   (each,  a
                    "Non-Extending Lender"); and

               (C) the amount of each Non-Extending Lender's Commitment and Outstanding Principal in respect of such Commitment as at such date.

         The failure of the Administrative Agent within the aforementioned 5 day period to deliver an Offer of Extension, as provided above, shall be deemed to be notification by the Administrative Agent to the Borrower that the Revolving Lenders have denied the Request for an Offer of Extension.

(d) Extension of the Revolving Period by All Revolving Lenders - If the Administrative Agent has delivered to the Borrower an Offer of Extension by all Revolving Lenders, such Offer of Extension shall be open for acceptance by the Borrower until the Banking Day immediately preceding the then current Term Date with respect to the Revolving Lenders. Upon written notice by the Borrower to the Administrative Agent accepting such outstanding Offer of Extension and agreeing to the terms and conditions specified therein, (i) the Revolving Period for all Revolving Lenders shall be extended to the date which is 364 days (or such lesser number of days requested by the Borrower) from the date of such acceptance, and (ii) the terms and conditions specified in such Offer of Extension shall be immediately effective.

(e) Extension of Revolving Period by Extending Lenders Only - If a Request for an Offer of Extension has been denied or deemed denied pursuant to Section 2.4(c), but Revolving Lenders having Commitments which, in aggregate, represent 66 2/3% or more of all outstanding Commitments of all Revolving Lenders have indicated to the Administrative Agent their willingness to issue an Offer of Extension on the Extension Terms and the Administrative Agent has issued the Offer of Extension on the Extension Terms on behalf of such Lenders, then, prior to the then current Term Date and provided that the Borrower has accepted an Offer of Extension on the Extension Terms:

     (i) the Borrower may require any Non-Extending Lender in respect of such Request for an Offer of Extension to assign all of its rights, benefits and interests under the Documents (collectively, the "Assigned Interests") to:

          (A) any Extending Lenders in respect of such Request for an Offer of Extension which have agreed to increase their Commitments and purchase Assigned Interests; and

          (B) to the extent the Assigned Interests are not assigned to Extending Lenders in accordance with paragraph (A) above, financial institutions selected by the Borrower and acceptable to the Administrative Agent, acting reasonably.

          The Borrower shall provide the Administrative Agent and each Extending Lender with 5 days prior written notice of its desire to proceed under this Section 2.4(e), and the Extending Lenders shall be entitled to purchase such of the Assigned Interests as they may request (pro rata, in proportion to the Commitments of the Extending Lenders wishing to purchase Assigned Interests) by written notice to the Administrative Agent and the Borrower within such 5 day period before any Assigned Interests may be assigned to third party financial institutions. Such assignments shall be effective upon execution of an Assignment Agreement, and upon:

          (C) payment to the relevant Non-Extending Lender (in immediately available funds) by the relevant assignee of an amount equal to the Outstanding Principal of that Non-Extending Lender together with all other amounts payable hereunder by the Borrower to such Non-Extending Lender;

          (D) payment by the relevant assignee to the Administrative Agent (for the Administrative Agent's own account) of the transfer fee contemplated in Section 14.6; and

          (E) provision satisfactory to such Non-Extending Lender (acting reasonably) being made for payment at maturity of the face amount of outstanding Bankers' Acceptances accepted by such Non-Extending Lender and any costs, losses, premiums or expenses incurred by such Non-Extending Lender by reason of the liquidation or redeployment of deposits or other funds in respect of LIBOR Loans outstanding hereunder.

          Upon such assignment and transfer, the Non-Extending Lender shall have no further right, interest, benefit or obligation hereunder to the extent of the Assigned Interests assigned by that Lender, and the assignee thereof shall succeed to the position of such Lender as if the assignee was an original Lender hereunder in the place and stead of such Non-Extending Lender, subject to the Extension Terms; and

     (ii) to the extent that the Borrower has not caused any Non-Extending Lenders in respect of such Request for an Offer of Extension to assign their respective rights and interests to one or more Extending Lenders and/or other financial institutions as provided in paragraph (i) above, the Borrower may, notwithstanding any other provisions hereof, repay to such Non-Extending Lender all Outstanding Principal of each such Non-Extending Lender, together with all other amounts owing hereunder to such Non-Extending Lender, without making corresponding repayment to the Extending Lenders, and make provisions satisfactory to the relevant Non-Extending Lender (acting reasonably) for:

          (A) payment at maturity of the face amount of all outstanding Bankers' Acceptances accepted by such Non-Extending Lender; and

          (B) payment of any costs, losses, premiums or expenses incurred by such Non-Extending Lender by reason of the liquidation or re-deployment of deposits or other funds in respect of LIBOR Loans outstanding hereunder.

          Upon such payments and provisions being made, each such Non-Extending Lender shall cease to be a Lender and each such Non-Extending Lender's Commitment shall be terminated and the Total Commitment reduced accordingly.

(f) Non-Revolving Lenders - A Non-Extending Lender whose Commitment was not assigned in accordance with Section 2.4(e)(i) or repaid in accordance with
     Section 2.4(e)(ii) shall, at the end of the then current Revolving Period applicable to such Non-Extending Lender's Commitment, become a Non-Revolving Lender, and:

     (i)  the  undrawn   Commitment  of  the   Non-Revolving   Lender  shall  be
          automatically cancelled;

     (ii) the Total Commitment shall thereupon be deemed to be reduced by the amount of such undrawn Commitment; and

     (iii)the  Non-Revolving   Lender's  Commitment  shall  thereupon  become  a
          non-revolving term facility, maturing on the Maturity Date with respect to such Commitment.

     From  and  after  the  Term  Date  in  respect  of  the   Commitment  of  a
     Non-Revolving Lender, the Borrower shall not be entitled to effect any Loans by way of Drawdowns in respect of that Commitment, but shall continue to be entitled to receive Conversions pursuant to Section 2.8 and Rollovers pursuant to Sections 2.9 and 6.8, in either case in respect of Outstanding Principal owed to the Non-Revolving Lender.

(g) Further Extensions of the Revolving Period - This Section 2.4 shall apply from time to time to facilitate successive extensions and requests for extension of the Revolving Period. The Borrower shall not be entitled to request any action or give any notice under this Section
         2.4 if at that time there exists a Default or an Event of Default.

2.5      Minimum Drawdowns/Conversions/Rollovers

         Each Drawdown, Conversion or Rollover of the following types of Loans shall be in the following amounts indicated:

(a) Canadian Prime Rate Loans in minimum principal amounts of Cdn. $5,000,000 and Drawdowns in excess thereof in integral multiples of Cdn. $1,000,000;

(b) Bankers' Acceptances or BA Equivalent Loans in minimum aggregate amounts of Cdn. $5,000,000 at maturity and Drawdowns in excess thereof in integral multiples of Cdn. $100,000 at maturity;

(c) U.S. Base Rate Loans in minimum principal amounts of U.S. $5,000,000 and Drawdowns in excess thereof in integral multiples of U.S. $1,000,000; and

(d) LIBOR Loans in minimum principal amounts of U.S. $5,000,000 and Drawdowns in excess thereof in integral multiples of U.S. $1,000,000.

2.6      LIBOR Loan Availability

         Drawdowns of, Conversions into and Rollovers of requested LIBOR Loans may only be made upon the Administrative Agent's prior favourable determination with respect to the matters referred to in Section 11.1.

2.7      Notice Periods for Drawdowns, Conversions and Rollovers

         Subject to the provisions hereof, the Borrower may make a Drawdown, Conversion or Rollover under the Credit Facility by delivering a Drawdown Notice, Conversion Notice or Rollover Notice, as the case may be (executed in accordance with the definition of Officer's Certificate), with respect to a specified type of Loan to the Administrative Agent not later than:

     (a) 9:00 a.m. (Calgary time) 3 Banking Days prior to the proposed Drawdown Date, Conversion Date or Rollover Date, as the case may be, for the Drawdown of, Conversion into or Rollover of LIBOR Loans;

     (b) 9:00 a.m. (Calgary time) 1 Banking Day prior to the proposed Drawdown Date, Conversion Date or Rollover Date, as the case may be, for the Drawdown of, Conversion into or Rollover of Bankers' Acceptances or BA Equivalent Loans; and

     (c) 9:00 a.m. (Calgary time) 1 Banking Day prior to the proposed Drawdown Date or Conversion Date, as the case may be, for the Drawdown of or Conversions into Canadian Prime Rate Loans and/or U.S. Base Rate Loans.

2.8      Conversion Option

         Subject to the provisions of this Agreement, the Borrower may convert (at the Equivalent Amount on the date of the Conversion Notice) the whole or any part of any type of Loan under the Credit Facility into any other type of Loan under the Credit Facility by giving the Administrative Agent a Conversion Notice in accordance herewith; provided that:

     (a) Conversions of LIBOR Loans and Bankers' Acceptances may only be made on the last day of the Interest Period applicable thereof;

     (b) the Borrower may not convert a portion only of the whole of an outstanding Loan unless both the unconverted portion and converted portion of such Loan are equal to or exceed, in the relevant currency of each such portion, the minimum amounts required for Drawdowns of Loans of the same type as that portion (as set forth in Section 2.5); and

     (c) in respect of Conversions of a Loan denominated in one currency to a Loan denominated in another currency, the Borrower shall at the time of the Conversion repay the Loan or portion thereof being converted in the currency in which it was denominated.

2.9      LIBOR Loan Rollovers; Selection of LIBOR Interest Periods

         The Borrower may, at or before 9:00 a.m. (Calgary time) 3 Banking Days prior to the expiration of each Interest Period of each LIBOR Loan, elect to continue all or a portion of a LIBOR Loan for an additional Interest Period by delivery of a Rollover Notice to the Administrative Agent selecting the new Interest Period which shall commence on and include the last day of such prior Interest Period; provided that a portion of a LIBOR Loan may be continued only if the portion which is to remain outstanding is equal to or exceeds the minimum amount required hereunder for Drawdowns of LIBOR Loans, as set forth in Section
2.5. If the Borrower fails to deliver a Rollover Notice to the Administrative Agent as provided in this Section 2.9, or a Conversion Notice and/or Repayment Notice, the Borrower shall be deemed to have given a Conversion Notice to the Administrative Agent electing to convert the entire amount of the maturing LIBOR Loan into a U.S. Base Rate Loan.

2.10     Rollovers and Conversions not Repayments

         Any amount converted shall be a Loan of the type converted to upon such Conversion taking place, and any amount rolled over shall continue to be the same type of Loan under the Credit Facility as before the Rollover, but such Conversion or Rollover (to the extent of the amount converted or rolled over) shall not of itself constitute a repayment or a fresh utilization of any part of the amount available under the Credit Facility.

2.11 Administrative Agent's Obligations with Respect to Canadian Prime Rate Loans, U.S. Base Rate Loans and LIBOR Loans

     Upon receipt of a Drawdown Notice, Rollover Notice or Conversion Notice with respect to a Canadian Prime Rate Loan, U.S. Base Rate Loan or LIBOR Loan, the Administrative Agent shall forthwith notify the Lenders of the requested type of Loan, the proposed Drawdown Date, Rollover Date or Conversion Date, each Lender's required share in respect of such Loan and, if applicable, the account of the Administrative Agent to which such Lender's Advance is to be credited.

2.12 Lenders' and Administrative Agent's Obligations with Respect to Canadian Prime Rate Loans, U.S. Base Rate Loans and LIBOR Loans

     Each Revolving Lender shall, for same day value on the Drawdown Date specified by the Borrower in a Drawdown Notice with respect to a Canadian Prime Rate Loan, a U.S. Base Rate Loan or a LIBOR Loan, credit the Administrative Agent's account specified in the Administrative Agent's notice given under
Section 2.11 with such Lender's rateable amount of each such requested Loan and for same day value. On the same date, the Administrative Agent shall pay to the Borrower the full amount of the amounts so credited in accordance with any payment instructions set forth in the applicable Drawdown Notice.

2.13     Irrevocability

         A Drawdown Notice, Rollover Notice or Conversion Notice given or deemed to be given by the Borrower hereunder shall be irrevocable and, subject to any options the Lenders may have hereunder in regard thereto and the Borrower's rights hereunder in regard thereto, shall oblige the Borrower to take the action contemplated on the date specified therein.

2.14     Optional Cancellation or Reduction of Credit Facility

         The Borrower may, at any time, upon giving at least 5 Banking Days prior written notice to the Administrative Agent, cancel in full or, from time to time, permanently reduce in part the unutilized portion of the Credit Facility; provided, however, that any such reduction shall be in a minimum amount of Cdn. $10,000,000, or the Equivalent Amount in U.S. Dollars, and reductions in excess thereof shall be in increments of Cdn. $1,000,000 and integral multiples thereof, or the Equivalent Amount in U.S. Dollars. If the Credit Facility is so reduced, the Commitments of each of the Revolving Lenders in respect of the Credit Facility shall be reduced pro rata in the same proportion that the amount of the reduction in the Credit Facility bears to the aggregate amount of the Commitments of the Revolving Lenders in effect immediately prior to such reduction.

2.15     Optional Repayment

         The Borrower may at any time and from time to time repay without penalty to the Administrative Agent for the account of the Lenders, the whole or any part of any Loan together with accrued interest thereon (provided that if such repayment is not made on an Interest Payment Date in the case of Canadian Prime Rate Loans and U.S. Base Rate Loans, accrued interest on such Loans shall be paid on the next Interest Payment Date applicable to the Loan being repaid) to the date of such repayment provided that:

     (a) the Borrower shall give a Repayment Notice (executed in accordance with the definition of Officer's Certificate) to the Administrative Agent not later than:

          (i) 9:00 a.m. (Calgary time) 2 Banking Days prior to the date of the proposed repayment, for LIBOR Loans; and

          (ii) 9:00 a.m. (Calgary time) 1 Banking Day prior to the date of the proposed repayment, for Canadian Prime Rate Loans, U.S. Base Rate Loans and Bankers' Acceptances;

     (b) repayments pursuant to this Section 2.15 may only be made on a Banking Day;

     (c) each such repayment shall be in the minimum amount required pursuant to Section 2.5 for Drawdowns of the type of Loan proposed to be repaid; and

     (d) the Borrower may not repay a portion only of an outstanding Loan unless the unpaid portion is equal to or exceeds, in the relevant currency, the minimum amount required pursuant to Section 2.5 for Drawdowns of the type of Loan proposed to be repaid.

If any LIBOR Loan is repaid on other than the last day of the applicable Interest Period, the Borrower shall, within 3 Banking Days after notice is given by the Administrative Agent, pay to the Administrative Agent for the account of the Lenders all costs, losses, premiums and expenses incurred by the Lenders by reason of the liquidation or re-deployment of deposits or other funds or for any other reason whatsoever resulting from the repayment of such LIBOR Loan or any part thereof on other than the last day of the applicable Interest Period. If pursuant to the provisions of this Section 2.15 or any other provision hereof the Borrower becomes obliged to pay such costs, losses or expenses, each Lender shall use reasonable efforts to minimize such costs, losses and expenses. Any Lender, upon becoming entitled to be paid such costs, losses and expenses, shall deliver to the Borrower and the Administrative Agent a certificate of the Lender certifying as to such amounts and, in the absence of manifest error, such certificate shall be conclusive and binding for all purposes. In the event the Borrower wishes to repay Bankers' Acceptances on a date other than their maturity dates, the Borrower shall so notify the Administrative Agent, and deposit with the Administrative Agent the aggregate face amount thereof, and such Bankers' Acceptances shall not thereafter be deemed to be outstanding as Bankers' Acceptances hereunder.

2.16     Mandatory Repayment

         The Borrower covenants and agrees to repay or otherwise reduce the Outstanding Principal with the effect and requirement that all Outstanding Principal shall be repaid on or before the Maturity Date applicable to a Commitment. Amounts so repaid during the Term Period applicable to a Commitment may not be reborrowed and shall automatically reduce such Commitment and the Total Commitment by the amount repaid. For greater certainty, the Conversion and Rollover options available to the Borrower pursuant to Sections 2.8, 2.9 and 6.8, respectively, shall continue to be available to the Borrower for the duration of the Term Periods in respect of the applicable outstanding Loans by the Non-Revolving Lenders. On and after the Term Date applicable to a Commitment, the Borrower shall not be entitled to effect any Drawdowns in respect of that Commitment. All Loans shall be repaid in the currency in which such Loans are outstanding as at the date of such repayment. For the purposes of calculating the amount of any principal repayments to be made in U.S. Dollars, such amount shall be calculated at the Equivalent Amount thereof at the date of such payment.

2.17     Currency Excess

(a) If, on the first Banking Day of any month (a "Currency Test Date"), the aggregate Outstanding Principal of the outstanding Loans under the Credit Facility exceeds the maximum amount of the Credit Facility (the amount of such excess is herein called the "Currency Excess"), then the Borrower will repay an amount of Canadian Prime Rate Loans or U.S. Base Rate Loans, or a combination of the foregoing, outstanding under the Credit Facility within 15 days after written notice has been given by the Administrative Agent to the Borrower to repay such Currency Excess, such that, except as otherwise contemplated in Section 2.17(b), the Equivalent Amount in Canadian Dollars of the payments is, in the aggregate, at least equal to the Currency Excess.

(b) In lieu of repaying Loans pursuant to Section 2.17(a), the Borrower may place an amount equal to the Currency Excess on deposit with the Administrative Agent in an interest-bearing account in the Borrower's name with interest at the interest rates of the Administrative Agent prevailing from time to time for deposits similar in amount and duration, such interest to be for the account of the Borrower, to be assigned to the Administrative Agent on behalf of the applicable Lenders by instrument satisfactory to the Administrative Agent and to be applied to maturing Bankers' Acceptances or LIBOR Loans as payments are made thereunder (converted if necessary at the exchange rate for determining the Equivalent Amount on the date of such application). The Administrative Agent is hereby irrevocably directed by the Borrower to apply any such sums on deposit to maturing Loans as provided in the preceding sentence.

(c) In lieu of providing funds for the Currency Excess, as provided in Section 2.17(a) or 2.17(b), the Borrower may, within the said period of 15 days after notice has been given by the Administrative Agent to the Borrower to repay such Currency Excess, provide to the Administrative Agent an irrevocable standby letter of credit in an amount equal to the Currency Excess and for a term which expires not sooner than 10 Banking Days after the date of maturity of the relevant Bankers' Acceptances or LIBOR Loans, as the case may be; such letter of credit shall be issued by a financial institution acceptable to the Administrative Agent in its sole discretion and shall be on terms and conditions acceptable to the Administrative Agent in its sole discretion. The Administrative Agent is hereby authorized and directed to draw upon such letter of credit and apply the proceeds of the same to Bankers' Acceptances or LIBOR Loans as they mature.

(d) The Borrower may do any combination of the foregoing to eliminate the Currency Excess. Upon the Currency Excess being eliminated as aforesaid or by virtue of subsequent changes in the exchange rate for determining the Equivalent Amount, such funds on deposit, together with interest thereon, shall be returned to the Borrower, and such letters of credit shall be cancelled or reduced in amount, as appropriate.

                                   ARTICLE 3
                        CONDITIONS PRECEDENT TO DRAWDOWNS
                        ---------------------------------

3.1      Conditions for First Drawdown

         On or before the first Drawdown hereunder, the following conditions shall be satisfied by the Borrower:

(a) the Administrative Agent shall have received the following documents and payments, all of which are to be satisfactory to the Administrative Agent and Lenders' Counsel as to form and substance, and due authorization and execution:

     (i)  a duly executed copy of this Agreement;

     (ii) the Guarantee, duly executed and delivered by the Guarantor;

     (iii)a proper and timely Drawdown Notice, completed and duly executed by the Borrower;

     (iv) (A) certified copies of the constating documents and by-laws of each of the Borrower and the Guarantor, (B) the resolutions of the board of directors of the Borrower authorizing the Documents to which it is a party and the transactions described therein, (C) a certificate as to the incumbency of the officers of the Borrower signing this Agreement and any other Documents to which it is a party, (D) certificates of status, compliance or like certificates with respect to each of the Borrower and the Guarantor issued by the appropriate Governmental Authority of the jurisdiction of its incorporation;

     (v) the Subordination Agreement, duly executed and delivered by each of the indicated parties thereto;

     (vi) Powers of Attorney, duly executed and delivered by the Borrower in favour of each Lender;

     (vii)an opinion of Borrower's Counsel dated the date of such Drawdown and substantially in the form of Schedule L attached hereto;

     (viii) an opinion of Guarantor's Counsel dated the date of such Drawdown and substantially in the form of Schedule M attached hereto;

     (ix) an opinion of Lenders' Counsel dated the date of such Drawdown in form and substance satisfactory to the Administrative Agent;

     (x) evidence satisfactory to the Administrative Agent, acting reasonably, of the insurance required to be maintained pursuant to Section 9.1(g);

     (xi) payment of all fees required to be paid by the Borrower in connection with the Credit Facility; and

     (xii)all such other agreements, certificates, declarations, opinions and other documents as are required to confirm or establish the completion or satisfaction of the foregoing;

(b) the representations and warranties set forth in Section 8.1 of this Credit Agreement shall be true and accurate in all material respects on and as of the date of the requested first Drawdown, and the Borrower shall have delivered to the Administrative Agent an Officer's Certificate to that effect on the first Drawdown Date;

(c) there shall not have occurred on or before the date of the requested first Drawdown hereunder any event or circumstance which has, or has a reasonable likelihood of resulting in, a Material Adverse Effect in respect of the Borrower or the Guarantor, and the Borrower shall have delivered to the Administrative Agent an Officer's Certificate to that effect on the first Drawdown Date;

(d) the Lenders, Lenders' Counsel and the Administrative Agent shall have completed, to their satisfaction, a due diligence review in respect of each of the Borrower and the Guarantor;

(e) all amounts outstanding under the Existing RBC Facility shall have been paid in full and the Existing RBC Facility shall have been cancelled or arrangements satisfactory to Royal Bank of Canada shall have been made to do so concurrently with and using proceeds from the first Drawdown;

(f) all registrations, filings or recordings necessary or desirable in connection with the Documents, if any, shall have been made in such jurisdictions as the Administrative Agent may require;

(g) there shall not have occurred any event which would constitute Default or an Event of Default, and the Drawdown shall not result in the occurrence of any such Default or Event of Default;

(h) all steps, actions and proceedings necessary to be taken or completed on the part of the Borrower and the Guarantor to enable them to observe and perform their covenants and obligations and under each of the Documents to which they are a party shall have been taken or completed to the satisfaction of the Administrative Agent and the Lenders' Counsel, each acting reasonably;

(i) there shall not have occurred, developed or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence or any law, judgment, order, inquiry or other occurrence of any nature whatsoever which, in the opinion of the Administrative Agent, materially adversely affects, or may materially adversely affect, or has resulted in, or may result in, a material adverse change in, the financial, banking (including syndication markets) or capital markets in Canada or the United States of America; and

(j)      the first Drawdown shall have been made on or before July 29th, 1999.

3.2      Subsequent Drawdowns

         On or before each Drawdown, Conversion or Rollover hereunder subsequent to the first Drawdown, the following conditions shall be satisfied by the
Borrower:

(a) the Administrative Agent shall have received a proper and timely Drawdown Notice, completed and duly executed by the Borrower;

(b) the representations and warranties set forth in Section 8.1 of this Credit Agreement shall be true and accurate in all material respects on and as of the date of the requested Drawdown, Conversion or Rollover; and

(c) no event shall have occurred which would constitute a Default or an Event of Default, and the Drawdown shall not result in the occurrence of any such Default or Event of Default.

3.3      Waiver

         The conditions set forth in Sections 3.1 and 3.2 are inserted for the sole benefit of the Lenders and the Administrative Agent and may be waived by the Lenders, in whole or in part (with or without terms or conditions), without prejudicing the right of the Lenders or Administrative Agent at any time to assert such conditions in respect of any subsequent Drawdown.

                                   ARTICLE 4
                              EVIDENCE OF DRAWDOWNS
                              ---------------------

4.1      Account of Record

         The Administrative Agent shall open and maintain books of account evidencing all Loans and all other amounts owing by the Borrower to the Lenders hereunder. The Administrative Agent shall enter in the foregoing accounts details of all amounts from time to time owing, paid or repaid by the Borrower hereunder. The information entered in the foregoing accounts shall, absent manifest error, constitute prima facie evidence of the obligations of the Borrower to the Lenders hereunder with respect to all Loans and all other amounts owing by the Borrower to the Lenders hereunder. After a request by the Borrower, the Administrative Agent shall promptly advise the Borrower of such entries made in the Administrative Agent's books of account.

                                   ARTICLE 5
                          PAYMENTS OF INTEREST AND FEES
                          -----------------------------

5.1      Interest on Canadian Prime Rate Loans

         The Borrower shall pay interest on each Canadian Prime Rate Loan during each Interest Period applicable thereto in Canadian Dollars at a rate per annum, calculated on the basis of a 365 day year, equal to the Canadian Prime Rate in effect from time to time during such Interest Period plus the Applicable Prime Rate Margin. Such interest shall accrue daily and shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the Canadian Prime Rate Loan outstanding during such period and on the basis of the actual number of days elapsed in a year of 365 days. Changes in the Canadian Prime Rate or the Applicable Prime Rate Margin shall cause an immediate adjustment of the interest rate applicable to such Loan without the necessity of any notice to the Borrower.

5.2      Interest on U.S. Base Rate Loans

         The Borrower shall pay interest on each U.S. Base Rate Loan during each Interest Period applicable thereto in United States Dollars at a rate per annum, calculated on the basis of a 365 day year, equal to the U.S. Base Rate in effect from time to time during such Interest Period plus the Applicable USBR Margin. Such interest shall accrue daily and shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the U.S. Base Rate Loan outstanding during such period and on the basis of the actual number of days elapsed in a year of 365 days. Changes in the U.S. Base Rate or the Applicable USBR Margin shall cause an immediate adjustment of the interest rate applicable to such Loan without the necessity of any notice to the Borrower.

5.3      Interest on LIBOR Loans

         The Borrower shall pay interest on each LIBOR Loan during each Interest Period applicable thereto in United States Dollars at a rate per annum, calculated on the basis of a 360 day year, equal to the LIBOR Rate with respect to such Interest Period plus the Applicable LIBOR Margin. Such interest shall accrue daily and shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including the Drawdown Date or the preceding Rollover Date, Conversion Date or Interest Payment Date, as the case may be, for such Loan to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the LIBOR Loan outstanding during such period and on the basis of the actual number of days elapsed in a year of 360 days. Changes in the LIBOR Rate or the Applicable LIBOR Margin shall cause an immediate adjustment of the interest rate applicable to such Loan without the necessity of any notice to the Borrower.

5.4      Interest Act (Canada)

         The Borrower hereby acknowledges that certain of the rates of interest applicable to the Obligations may be computed on the basis of a year of 360 days or 365 days, as the case may be, and paid for the actual number of days elapsed. For purposes of the Interest Act (Canada), whenever any interest is calculated using a rate based on a year of 360 days or 365 days, as the case may be, such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (i) the applicable rate based on a year of 360 days or 365 days, as the case maybe, (ii) multiplied by the actual number of days in the calendar year in which the period for such interest is payable (or compounded) ends; and (iii) divided by 360 or 365, as the case may be.

5.5      Nominal Rates; No Deemed Reinvestment

         The principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement; all interest payments to be made hereunder shall be paid without allowance or deduction for deemed reinvestment or otherwise, before and after maturity, default and judgment. The rates of interest specified in this Agreement are intended to be nominal rates and not effective rates. Interest calculated hereunder shall be calculated using the nominal rate method and not the effective rate method of calculation.

5.6      Commitment Fees

         During the Revolving Period in respect of the Commitments of the Revolving Lenders, the Borrower covenants and agrees to pay to the Administrative Agent, on behalf of the Revolving Lenders, commitment fees in Canadian Dollars payable quarterly in arrears on the Banking Day prior to the last Banking Day of each Fiscal Quarter, in an amount equal to the Applicable Commitment Fee Rate on each day in the calculation period, calculated on the amount by which the Total Commitment on such day is in excess of the Outstanding Principal on such day. The commitment fees shall be computed from the Effective Date and shall be calculated on a daily basis and based on a year of 365 days. Changes in the Applicable Commitment Fee Rate shall be immediately effective, without the necessity of any notice to the Borrower.

5.7      Administrative Agent's Fees

         The Borrower shall pay to the Administrative Agent, for its own account, on execution of this Agreement and on the anniversary thereof in each subsequent calendar year until the Credit Facility have been fully cancelled and all Obligations hereunder have been paid in full, an annual agency fee in the amount agreed to in writing by the Borrower and the Administrative Agent, and such fees shall, for the purposes of this Agreement, be deemed to be an amount payable pursuant to this Agreement.

5.8      Interest on Overdue Amounts

         Notwithstanding any other provision hereof, in the event that any amount due hereunder (including, without limitation, any interest payment) is not paid when due (whether by acceleration or otherwise), the Borrower shall pay interest on such unpaid amount (including, without limitation, interest on interest), to the fullest extent permitted by Applicable Law, from the date that such amount is due until the date that such amount is paid in full (but excluding the date of such payment if the payment is received for value at the required place of payment on the date of such payment), and such interest shall accrue daily, be calculated and compounded monthly and be payable on demand, after as well as before maturity, default and judgment, at a rate per annum that is equal to:

(a) in respect of amounts due in Canadian Dollars, 1.00% per annum plus the Canadian Prime Rate; or

(b) in respect of amounts due in United States Dollars, 1.00% per annum plus the U.S. Base Rate.

5.9      Waiver

         To the extent permitted by Applicable Law, the covenant of the Borrower to pay interest at the rates provided herein shall not merge in any judgment relating to any obligation of the Borrower to the Lenders or the Administrative Agent and any provision of the Interest Act (Canada) and Judgment Interest Act (Alberta) which restricts any rate of interest set forth herein shall be inapplicable to this Agreement and is hereby waived by the Borrower.

5.10     Maximum Rate Permitted by Law

         No interest or fee to be paid hereunder shall be paid at a rate exceeding the maximum rate permitted by Applicable Law. In the event that such interest or fee exceeds such maximum rate, such interest or fees shall be reduced or refunded, as the case may be, so as to be payable at the highest rate recoverable under Applicable Law.

5.11     Determinations Prima Facie Evidence

         In the event of any dispute, disagreement or adjudication involving the determination of the Canadian Prime Rate, the U.S. Base Rate, the CDOR Rate, the LIBOR Rate, the Applicable Margins, the Applicable BA Fee Rate or the Applicable Commitment Fee Rate, the certificate of the Administrative Agent as to such rate shall constitute prima facie evidence thereof for the purposes of this Agreement.

                                   ARTICLE 6
                              BANKERS' ACCEPTANCES
                              --------------------

6.1      Bankers' Acceptances

         The Borrower may give the Administrative Agent notice that Bankers' Acceptances will be required under the Credit Facility pursuant to a Drawdown, Rollover or Conversion and, if it does not elect in any such notice to market any such Bankers' Acceptances itself, it will be deemed to have elected to have the Lenders purchase such Bankers' Acceptances as provided for herein.

6.2      Fees

         Upon the acceptance by a Lender of a Bankers' Acceptance, the Borrower shall pay to the Administrative Agent for the account of such Lender a fee in Canadian Dollars equal to the Applicable BA Fee Rate, calculated on the principal amount at maturity of such Bankers' Acceptance and for the period of time from and including the date of acceptance to but excluding the maturity date of such Bankers' Acceptance and calculated on the basis of the actual number of days elapsed in a year of 365 days.

6.3      Form and Execution of Bankers' Acceptances

         The following provisions shall apply to each Bankers' Acceptance hereunder:

(a) the face amount at maturity of each draft drawn by the Borrower to be accepted as a Bankers' Acceptance shall be Cdn. $100,000 and integral multiples thereof, subject to the minimum aggregate amount set forth in
     Section 2.5(b);

(b) the term to maturity of each draft drawn by the Borrower to be accepted as a Bankers' Acceptance shall, subject to market availability as determined by the Administrative Agent, be 1, 2, 3 or 6 months (or such other longer or shorter term as agreed by the Lenders), as selected by the Borrower in the relevant Drawdown Notice , Rollover Notice or Conversion Notice, and each Bankers' Acceptance shall be payable and mature on the last day of the Interest Period selected by the Borrower for such Bankers' Acceptance;

(c) each draft drawn by the Borrower and presented for acceptance by a Lender shall be drawn on the standard form of such Lender in effect at the time; provided however, that the Administrative Agent may require the Lenders to use a generic form of Bankers' Acceptance, in a form satisfactory to each Lender, acting reasonably, provided by the Administrative Agent for such purpose in place of the Lenders' own forms; and

(d) subject to Section 6.4(a), Bankers' Acceptances shall be signed by duly authorized officers of the Borrower or, in the alternative, the signatures of such officers may be mechanically reproduced in facsimile thereon and Bankers' Acceptances bearing such facsimile signatures shall be binding on the Borrower as if they had been manually executed and delivered by such officers on behalf of the Borrower; notwithstanding that any Person whose manual or facsimile signature appears on any Bankers' Acceptance may no longer be an authorized signatory for the Borrower on the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such Bankers' Acceptance shall be binding on the Borrower.

6.4      Delivery of Powers of Attorney Respecting Bankers' Acceptances

(a) As a condition precedent to each Lender's obligation to accept Bankers' Acceptances hereunder, the Borrower shall have delivered to such Lender a Power of Attorney enabling such Lender to execute and deliver Bankers' Acceptances for and on behalf of the Borrower.

(b) It is the intention of the parties that all Bankers' Acceptances accepted by the Lenders under this Agreement shall be issued in the form of a "depository bill" (as that term is defined in the Depository Bills and Notes Act (Canada) (the "DBNA")), be deposited with The Canadian Depository for Securities Limited and be made payable to "CDS & Co.". The Administrative Agent and the Lenders shall effect the following practices and procedures and, subject to the approval of the Majority Lenders, establish and notify the Borrower and the Lenders of any additional procedures, consistent with the terms of this Agreement and the requirements of the DBNA, as are reasonably necessary to accomplish such intention:

     (i) each Bankers' Acceptance accepted and purchased by a Lender hereunder shall have marked prominently and legibly on its face and within its text, at or before the time of issue, the words "This is a depository bill subject to the Depository Bills and Notes Act";

     (ii) any reference to authentication of such Bankers' Acceptance will be removed; and

     (iii)such  Bankers'   Acceptance   shall  not  be  marked  with  any  words
          prohibiting negotiation, transfer or assignment of it or of an interest in it.

6.5      Mechanics of Issuance

(a) Upon receipt by the Administrative Agent of a Drawdown Notice, Conversion Notice or Rollover Notice from the Borrower requesting the issuance of Bankers' Acceptances, the Administrative Agent shall promptly notify the Lenders thereof and advise each Lender of the aggregate face amount of Bankers' Acceptances to be accepted by such Lender, the date of issue and the Interest Period for such Loan. The apportionment among the Lenders of the face amounts of Bankers' Acceptances to be accepted by each Lender shall be determined by the Administrative Agent by reference and in proportion to the respective Commitments of each Lender and shall be forthwith provided to the Borrower; provided that, when such apportionment cannot be evenly made, the Administrative Agent shall round allocations amongst such Lenders consistent with the Administrative Agent's normal money market practices.

(b) On each Drawdown Date, Rollover Date or Conversion Date involving the issuance of Bankers' Acceptances where the Borrower has not elected to market such Bankers' Acceptances itself:

     (i) at or about 9:00 a.m. (Calgary time) on such date, the Administrative Agent shall determine the Discount Rate;

     (ii) the Administrative Agent shall promptly notify each Lender of the Discount Rate applicable to the Bankers' Acceptances to be accepted by such Lender as part of such issue;

     (iii)each Lender shall complete and accept, in accordance with the Drawdown Notice, Conversion Notice or Rollover Notice delivered by the Borrower and advised by the Administrative Agent, in connection with such issue, its share of Bankers' Acceptances to be issued on such date and shall purchase such Bankers' Acceptances for its own account at a purchase price which reflects the Discount Rate applicable to such Lender; and

     (iv) in the case of a Drawdown:

          (A) each Revolving Lender shall, for same day value on the Drawdown Date, remit in immediately available funds the Discount Proceeds (less the acceptance fees payable to such Lender pursuant to Section 6.2) of the Bankers' Acceptances purchased by it to the Administrative Agent for the account of the Borrower; and

          (B) the Administrative Agent shall make such funds available to the Borrower for same day value on such date.

(c) On each such Drawdown Date, Rollover Date or Conversion Date involving the issuance of Bankers' Acceptances where the Borrower has elected to market such Bankers' Acceptances itself:

     (i) the Administrative Agent shall advise each Lender as to whom the Bankers' Acceptances shall be delivered and the Discount Proceeds to be received by such Lender against delivery of such Bankers' Acceptances;

     (ii) each Lender shall complete and accept, in accordance with the Drawdown Notice, Conversion Notice or Rollover Notice delivered by the Borrower and advised by the Administrative Agent, in connection with such issue, its share of Bankers' Acceptances to be issued on such date and shall deliver such Bankers' Acceptances to the purchaser thereof against delivery to such Lender of the Discount Proceeds therefor; and

     (iii) in the case of a Drawdown:

          (A) each Revolving Lender shall, for same day value on the Drawdown Date, remit in immediately available funds the Discount Proceeds (less the acceptance fees payable to such Lender pursuant to Section 6.2) of the Bankers' Acceptances received by it (but only to the extent of such receipt) to the Administrative Agent for the account of the Borrower; and

          (B) the Administrative Agent shall make such funds available to the Borrower for same day value on such date.

(d) Each Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it for its own account.

6.6      Rollover, Conversion or Payment on Maturity

         In anticipation of the maturity of Bankers' Acceptances, the Borrower shall, subject to and in accordance with the requirements hereof, do one or a combination of the following with respect to the aggregate face amount at maturity of all such Bankers' Acceptances:

(a) (i) deliver to the Administrative Agent a Rollover Notice that the Borrower intends to draw and present for acceptance on the maturity date for the maturing Bankers' Acceptances, new Bankers' Acceptances in an aggregate face amount up to the aggregate amount of the maturing Bankers' Acceptances; and

     (ii) on the maturity date for the maturing Bankers' Acceptances, the Administrative Agent shall receive and retain for the account of the Lenders an additional amount equal to the difference between the aggregate face amount of the maturing Bankers' Acceptances and the Discount Proceeds of such new Bankers' Acceptances (net of the acceptance fees payable to such Lender pursuant to Section 6.2) as described in Section 6.8;

(b) (i) deliver to the Administrative Agent a Conversion Notice requesting a Conversion of the maturing Bankers' Acceptances on the maturity date for the maturing Bankers' Acceptances to another type of Loan; and

     (ii) on the maturity date for the maturing Bankers' Acceptances, pay to the Administrative Agent for the account of the Lenders an amount equal to the difference, if any, between the aggregate face amount of the maturing Bankers' Acceptances and the amount of the Loans into which Conversion is requested; or

(c) on the maturity date of the maturing Bankers' Acceptances, pay to the Administrative Agent for the Lenders an amount equal to the aggregate face amount of such Bankers' Acceptances.

If the Borrower fails to so notify the Administrative Agent or make such payments on maturity, the Administrative Agent shall effect a Conversion into a Canadian Prime Rate Loan of the entire amount of such maturing Bankers' Acceptances as if a Conversion Notice had been given by the Borrower to the Administrative Agent to that effect.

6.7      Restriction on Rollovers and Conversions

         Except to the extent that the contrary is expressly provided herein, Conversions and Rollovers of Bankers' Acceptances may only occur on the maturity date thereof.

6.8      Rollovers of Bankers' Acceptances

         The Borrower may, at or before 9:00 a.m. (Calgary time) 1 Banking Day prior to the expiration of each Interest Period of each Bankers' Acceptance, elect to Rollover all or a portion of the Bankers' Acceptances (including BA Equivalent Loans) maturing at the expiration of such Interest Period, for an additional Interest Period by delivery of a Rollover Notice to the Administrative Agent selecting the new Interest Period which shall commence on and include the last day of such prior Interest Period; provided that a portion of a Bankers' Acceptance may be continued only if the portion which is to remain outstanding is equal to or exceeds the minimum amount required hereunder for Drawdowns of Bankers' Acceptances, as set forth in Section 2.5. If the Borrower fails to deliver a Rollover Notice to the Administrative Agent as provided in this Section 6.8, and does not deliver a Conversion and/or Repayment Notice, the Borrower shall be deemed to have given a Conversion Notice to the Administrative Agent electing to convert the entire amount of the maturing Bankers' Acceptance into a Canadian Prime Rate Loan. In order to satisfy the continuing liability of the Borrower to a Lender for the face amount of maturing Bankers' Acceptances accepted by such Lender, the Lender shall receive and retain for its own account the Discount Proceeds of new Bankers' Acceptances issued on a Rollover, and the Borrower shall on the maturity date of the Bankers' Acceptances being rolled over pay to the Administrative Agent for the account of the Lender an amount equal to the difference between the aggregate face amount of the maturing Bankers' Acceptances and the Discount Proceeds of such new Bankers' Acceptances, together with the acceptance fee to which the Lender is entitled pursuant to
Section 6.2.

6.9      Conversion into Bankers' Acceptances

         In respect of Conversions into Bankers' Acceptances, in order to satisfy the continuing liability of the Borrower to the Lenders for the amount of the converted Loan, each Lender shall receive and retain for its own account the Discount Proceeds of the Bankers' Acceptances issued upon such Conversion, and the Borrower shall on the Conversion Date pay to the Administrative Agent for the account of the Lenders an amount equal to the difference between the principal amount of the converted Loan and the Discount Proceeds of such Bankers' Acceptances issued on such Conversion, together with the acceptance fees to which the Lenders are entitled pursuant to Section 6.2.

6.10     Conversion from Bankers' Acceptances

         In order to satisfy the continuing liability of the Borrower to the Lenders for an amount equal to the aggregate face amount of the maturing Bankers' Acceptances converted to another type of Loan, the Administrative Agent shall record the obligation of the Borrower to the Lenders as a Loan of the type into which such continuing liability has been converted.

6.11     BA Equivalent Loans

         Notwithstanding the foregoing provisions of this Article 6, a Non-Acceptance Lender shall, in lieu of accepting Bankers' Acceptances, make a BA Equivalent Loan. The amount of each BA Equivalent Loan shall be equal to the Discount Proceeds which would be realized from a hypothetical sale of those Bankers' Acceptances which such Lender would otherwise be required to accept and purchase as part of such a Drawdown, Conversion or Rollover of Bankers' Acceptances. To determine the amount of such Discount Proceeds, the hypothetical sale shall be deemed to take place at the Non-Acceptance Discount Rate for such Loan. Any BA Equivalent Loan shall be made on the relevant Drawdown Date, Rollover Date or Conversion Date, as the case may be, and shall remain outstanding for the term of the relevant Drawdown, Conversion or Rollover of Bankers' Acceptances. Concurrently with the making of a BA Equivalent Loan, a Non-Acceptance Lender shall be entitled to deduct therefrom an amount equal to the acceptance fee which such Lender would otherwise be entitled to receive pursuant to Section 6.2 as part of such Loan if such Loan was a Bankers' Acceptance, based on the amount payable on the maturity date of such BA Equivalent Loan. Upon the maturity date for such Bankers' Acceptances, the Borrower shall pay to each Non-Acceptance Lender the amount of its BA Equivalent Loan plus interest calculated at the applicable Non-Acceptance Discount Rate (not compounded). All references in this Agreement to "Loans" or "Bankers' Acceptances" shall, unless otherwise provided for herein or unless the context otherwise requires, be deemed to include BA Equivalent Loans made by a Non-Acceptance Lender as part of a Drawdown of, or Conversion of, or Rollover of, Bankers' Acceptances.

6.12     Adjustment of Fees

         All fees payable under Section 6.2 shall be calculated by the Administrative Agent and payable by the Borrower initially on the assumption that the ratings assigned by Moody's and/or by S&P or, as applicable under
Section 1.7, a Substitute Rating Entity (or, as applicable, the circumstance of Moody's and/or S&P or, as applicable, such Substitute Rating Entity not assigning any rating) to the long term debt of the Guarantor at the time of issuance of the applicable Bankers' Acceptances will be maintained during the term thereof. In the event that such rating by Moody's and/or S&P or, as applicable under Section 1.7, a Substitute Rating Entity (or, as applicable, the circumstance of Moody's and/or S&P or, as applicable, such Substitute Rating Entity not assigning a rating to the long term debt of the Guarantor) is changed such as to change the Applicable BA Fee Rate during the term of any outstanding Bankers' Acceptances, the Administrative Agent shall recalculate the amount of such fees on the basis of the Applicable BA Fee Rate applicable to the period before such rating change, and the Applicable BA Fee Rate applicable to the period on and after such rating change, and advise the Borrower and the Lenders of the amount of the underpayment or overpayment (if any). In the case of an underpayment, the Borrower shall forthwith pay to the Administrative Agent on behalf of the Lenders the amount of such underpayment and in the case of an overpayment, the amount thereof shall be credited against amounts in respect of interest accruing hereunder.

6.13     Waiver; No Days of Grace

         To the maximum extent permitted by law, the Borrower waives presentment for payment and any defence to payment which might otherwise exist if for any reason a Bankers' Acceptance is, at the maturity thereof, held by a Lender as holder in its own right and the Borrowers shall not claim any days of grace for the payment at maturity of any Bankers' Acceptance.

                                   ARTICLE 7
                        PLACE AND APPLICATION OF PAYMENTS
                        ---------------------------------

7.1 Place of Payment of Principal, Interest and Fees; Payments to Administrative Agent

         All payments of principal, interest, fees and other amounts to be made by the Borrower to the Administrative Agent and the Lenders pursuant to this Agreement shall be made for value on the day such amount is due and, if such day is not a Banking Day, on the Banking Day next following, and:

(a) in the case of amounts payable in Canadian Dollars, all such payments shall be made by deposit or transfer thereof to the Administrative Agent's Account for Payments designated by the Administrative Agent for such purpose; and

(b) in the case of amounts payable in United States Dollars, all such payments shall be made by deposit or transfer thereof the Administrative Agent's Account for Payments designated by the Administrative Agent for such purpose;

or, in either case, at such other place as the Borrower and the Administrative Agent may from time to time agree.

7.2      Designated Accounts of the Lenders

         All payments of principal, interest, fees or other amounts to be made by the Administrative Agent to the Lenders pursuant to this Agreement shall be made for value on the day required hereunder, so long as the Administrative Agent receives funds from the Borrower for value on such day. If such funds are not so received from the Borrower, or if the day on which the Administrative Agent receives such funds is not a Banking Day, then such payments shall be made on the Banking Day next following, by deposit or transfer thereof at the time specified herein to the account of each Lender designated by such Lender to the Administrative Agent for such purpose, or to such other place or account as the Lenders may from time to time notify the Administrative Agent.

7.3      Funds

         Each amount advanced, disbursed or paid hereunder shall be advanced, disbursed or paid, as the case may be, in such form of funds as may from time to time be customarily used for Canadian Dollars in Calgary, Alberta and Toronto, Ontario or for United States Dollars in New York, New York in the settlement of banking transactions similar to the banking transactions required to give effect to the provisions of this Agreement on the day such advance, disbursement or payment is to be made.

7.4      Application of Payments

         Except as otherwise agreed by all of the Lenders, all payments made by the Borrower to the Administrative Agent and the Lenders prior to delivery of an Acceleration Notice, shall be applied in the following order:

(a)  to amounts due hereunder as fees (other than Bankers' Acceptance fees);

(b) to amounts due hereunder as costs and expenses, including amounts payable pursuant to indemnities;

(c)  to amounts due hereunder as default interest;

(d)  to amounts due hereunder as Bankers' Acceptance fees;

(e)  to amounts due hereunder as interest; and

(f)  to amounts due hereunder as principal.

7.5      Set-Off

(a) The Obligations shall be paid by the Borrower without any set-off, withholding or deduction whatsoever.

(b) In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default which remains unremedied (whether or not the Loans have been accelerated hereunder), the Administrative Agent and each Lender shall have the right (and are hereby authorized by the Borrower) at any time and from time to time to combine all or any of the Borrower's accounts with the Administrative Agent or such Lender, as the case may be, and to set off and to appropriate and to apply any and all deposits (general or special, term or demand) including, but not limited to, indebtedness evidenced by certificates of deposit whether matured or unmatured, and any other indebtedness at any time held by the Borrower or owing by such Lender or the Administrative Agent, as the case may be, to or for the credit or account of the Borrower, against and towards the satisfaction of any Obligations, and may do so notwithstanding that the balances of such accounts and the liabilities are expressed in different currencies, and the Administrative Agent and each Lender are hereby authorized to effect any necessary currency conversions at the noon spot rate of exchange announced by the Bank of Canada on the Banking Day before the day of conversion.

(c) The Administrative Agent or the applicable Lender, as the case may be, shall notify the Borrower of any such set-off within a reasonable period of time thereafter, although the Administrative Agent or the Lender, as the case may be, shall not be liable to the Borrower for its failure to so notify.

                                   ARTICLE 8
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

8.1      Representations and Warranties

         The Borrower represents and warrants as follows to the Administrative Agent and to each of the Lenders and acknowledges and confirms that the Administrative Agent and each of the Lenders is relying upon such representations and warranties without independent inquiry in entering into this Agreement and making the Credit Facility available to the Borrower:

     (a) Corporate Status - The Borrower is an unlimited liability company duly organized and validly existing under the laws of Nova Scotia, and each of its Subsidiaries (except the Partnership) is a corporation duly organized and validly existing under the laws of their respective jurisdictions of incorporation. The Partnership is a general partnership duly formed, organized and validly existing under the laws of the Province of Alberta. The Borrower and each of its Subsidiaries has all necessary power, capacity and authority (corporate or partnership, as applicable) to own, lease and operate its respective properties and assets and carry on its respective businesses as presently carried on and each is duly licensed, registered or qualified in all jurisdictions where the character of its property owned or leased or the nature of the activities conducted by it makes such licensing, registration or qualification necessary or desirable.

     (b) Corporate Authority - The Borrower has full corporate power, capacity and authority to enter into this Agreement and the Documents to which it is a party and to do all acts and execute and deliver all other documents as are required hereunder or thereunder to be done, observed or performed by it in accordance with their respective terms.

     (c) Valid Authorization - The Borrower has taken all necessary corporate action to authorize the creation, execution, delivery of, and the performance of, its respective obligations under this Agreement and the other Documents to which it is a party in accordance with the respective terms of this Agreement and each of the other Documents to which it is a party.

     (d) Validity and Enforceability - This Agreement constitutes, and, when executed and delivered, each of the other Documents to which it is a party will constitute, valid and legally binding obligations of the Borrower, all enforceable against the Borrower in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and other laws of general application limiting the enforceability of creditors' rights generally, and to general principles of equity, including the fact that specific performance is an equitable remedy available only in the discretion of the court.

     (e) No Conflict - Neither the execution and delivery of this Agreement or any other Document, nor compliance with the terms and conditions of any of them:

          (i) has resulted, or will result, in a violation of the constating documents of the Borrower or any resolutions passed by the directors or shareholders of the Borrower or any Applicable Law (including any financial assistance prohibitions);

          (ii) has resulted, or will result, in a breach of, or constitute a default under, any loan agreement, indenture, trust deed or any other material agreement, document or instrument to which the Borrower or any Subsidiary is a party or by which any of them is bound, including, without limitation, the GCRL/KEDC Agreements;

          (iii)requires any approval or consent of any Governmental Authority having jurisdiction, except such as has already been obtained; or

          (iv) has resulted or will result in the creation of or the obligation to create any Security Interest on, against or in respect of any of the property, assets or undertaking of the Borrower or any Subsidiary.

     (f) Ownership of Borrower - All of the issued and outstanding shares in the capital of the Borrower are beneficially owned, directly or indirectly, by the Guarantor.

     (g) Title - As of the Effective Date, no Person has any agreement or right to acquire any of the assets of the Borrower or any of its Subsidiaries or any interest therein other than pursuant to sales or leases of assets in the ordinary course of business, and Permitted Encumbrances. As of the Effective Date, the Borrower and each of its Subsidiaries (i) have good, valid and marketable title to all of their property and assets, unencumbered excepting only Permitted Encumbrances, (ii) own, lease or have the lawful right to use all of the assets necessary for the conduct of their respective businesses, and (iii) have not received any notice of a potential defect in their title to any of their assets which, if substantiated, would be reasonably likely to have a Material Adverse Effect on the Borrower.

     (h) Business of Borrower - As of the Effective Date, the only business carried on by the Borrower is the holding of its partnership interests, shares and loans in, of and to the Partnership Parties.

     (i) Work Orders - As of the Effective Date, there are no outstanding work orders relating to any property or assets owned, leased or used by the Borrower or any of its Subsidiaries from or required by any Governmental Authority, nor does the Borrower have notice of any possible, impending or future work order.

     (j) Expropriation - As of the Effective Date, no part of any real property owned, leased or used by the Borrower or any of its Subsidiaries, or any building or fixture located thereon, has been taken or expropriated by any Governmental Authority, no written notice or proceeding in respect of an expropriation has been given or commenced, and the Borrower is not aware of any intent or proposal to give any such notice or commence any such proceedings.

     (k) Non-Default - No Default or Event of Default has occurred or is continuing.

     (l) Year-end Financial Condition of the Borrower and the Partnership Parties - The audited financial statements of each of the Borrower and the Partnership Parties as at and for the period ended December 31, 1998 present fairly, in all material respects, the financial condition of the Borrower and the Partnership Parties, respectively, as at such date and the results of the operations thereof for the Fiscal Year then ending, all in accordance with generally accepted accounting principles in Canada consistently applied.

     (m) Contingent Obligations - Except as created pursuant to the Documents or otherwise permitted hereunder or consented to in writing by the Administrative Agent, neither the Borrower nor any of the Partnership Parties has incurred or permitted to remain outstanding any material contingent obligation.

     (n) Debt - The Borrower has no indebtedness for borrowed money except the amount of $100,511,840 plus interest accrued thereon since April 27, 1999 owing to KS Finance pursuant to the KS Finance Loan, and other indebtedness permitted hereunder or consented to in writing by the Administrative Agent.

     (o)  No  Change  -  Except  as  has  been   previously   disclosed  to  the
          Administrative Agent by written notice delivered in accordance with the provisions of this Agreement:

          (i) no change in the Borrower's financial condition (as disclosed or reflected in the Borrower's most recent financial statements delivered to the Administrative Agent) has occurred which has had, or which would reasonably be expected to have, a Material Adverse Effect in respect of the Borrower; and

          (ii) no change in the Partnership Parties' financial condition (as disclosed or reflected in the Partnership Parties' most recent financial statements delivered to the Administrative Agent) has occurred which has had, or which would reasonably be expected to have, a Material Adverse Effect in respect of the Borrower.

     (p) Litigation - Except as has been previously disclosed to the Administrative Agent by written notice delivered in accordance with the provisions of this Agreement or as set forth on Schedule 1 to the Guarantee, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries, or against any of their respective property or any of their respective undertakings and assets, at law, in equity or before any arbitrator or before or by any Governmental Authority having jurisdiction in the circumstances in respect of which there is a reasonable possibility of a determination adverse to the Borrower or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect on the Borrower.

     (q) Compliance - The Borrower and its Subsidiaries and their respective businesses and operations are in compliance with all Applicable Laws (including, without limitation, all applicable Environmental Laws), their respective constating documents and by-laws, all material agreements or instruments to which any of them is a party or by which any of their respective property or assets are bound (including, without limitation, the GCRL/KEDC Agreements), and any employee benefit plans, except to the extent that non-compliance would not reasonably be expected to have a Material Adverse Effect on the Borrower. There exists no outstanding disputes regarding any such material agreements or instruments.

     (r) Authorizations - All authorizations, approvals, consents, licences, exemptions, filings, registrations, notarizations and other requirements of any Governmental Authority or any other Person reasonably necessary to, or required in connection with the execution and delivery by the Borrower of, and performance of its obligations under, this Agreement and each of the Documents to which it is a party and to conduct the respective businesses of the Borrower and each of its Subsidiaries are in good standing and in full force and effect at the date of this Agreement, except to the extent that the failure to have or maintain the same in full force and effect would not, when taken in the aggregate, reasonably be expected to have a Material Adverse Effect on the Borrower.

     (s) Remittances - All of the remittances required to be made by the Borrower and its Subsidiaries to the federal, provincial and municipal governments have been made and are currently up to date, and there are no outstanding arrears, except where and to the extent the failure to remit or delay in remitting would not, when taken in the aggregate, reasonably be expected to have a Material Adverse Effect on the Borrower.

     (t) Operational Documents - Each budget, financial forecast, projection, report, plan and other document containing information as to the businesses, affairs, financial condition, property or assets of the Borrower or any of its Subsidiaries:

          (i) prepared or approved by the Borrower and delivered to the Administrative Agent hereunder by or on behalf of the Borrower has been prepared by the Borrower in good faith and on a reasonable basis;

          (ii) if not prepared or approved by the Borrower, then insofar as the Borrower is aware and to the best of the Borrower's information and belief, has been prepared by or on behalf of the issuer of such document in good faith and on a reasonable basis.

     (u) Books and Records - All books and records of the Borrower and, insofar as the Borrower is aware and to the best of the Borrower's information and belief, its Subsidiaries have been fully, properly and accurately kept and completed and there are no material inaccuracies or discrepancies of any kind contained or reflected therein, except as previously disclosed to the Administrative Agent by written notice in accordance with the provisions of this Agreement.

     (v) Subsidiaries - Schedule N attached hereto sets forth the names of each of the Borrower's Subsidiaries as of the Effective Date, the ownership of their respective share capital or partnership interests by the Borrower therein and the percentage of the outstanding shares or partnership interests of each such Subsidiary which are beneficially owned (directly or indirectly) by the Borrower (and the details of such ownership). The Borrower has no other Subsidiaries as of the Effective Date.

     (w) Environmental Laws - To the best of the knowledge and belief of the Borrower, the Borrower and its Subsidiaries comply in all material respects, and the businesses, activities and operations of same comply in all material respects, with all Environmental Laws, Environmental Permits and Environmental Orders; further, the Borrower does not know of any facts which result in or constitute or are likely to give rise to non-compliance with any Environmental Laws, Environmental Permits or Environmental Orders, which non-compliance would reasonably be expected to have a Material Adverse Effect on the Borrower.

     (x) Environmental Permits - To the best of the knowledge and belief of the Borrower, the Borrower and its Subsidiaries have obtained all Environmental Permits which are required to the date hereof in respect of their businesses, activities, operations, processes and undertakings; all such Environmental Permits are valid and in full force and effect, and no material violations thereof have been experienced, noted or recorded which are continuing and no proceeding is pending and, to the best of the knowledge and belief of the
          Borrower,  no  proceedings  have  been  or  are  being  taken  by  any
          Governmental Authority to remove or invalidate any of such Environmental Permits, the removal or invalidation of which would reasonably be expected to have a Material Adverse Effect on the Borrower.

     (y) Hazardous Materials - To the best of the knowledge and belief of the Borrower, the businesses, activities and operations of the Borrower and its Subsidiaries which have generated, manufactured, refined, treated, transported, stored, handled, disposed, transferred, produced or processed Hazardous Materials have done so in compliance in all respects with all Environmental Laws, Environmental Permits and Environmental Orders except to the extent such failure to so comply does not or would not reasonably be expected to have a Material Adverse Effect on the Borrower.

     (z) Notices re Environmental Matters - As of the Effective Date, the Borrower has not received written notice under any Environmental Laws, Environmental Regulations, Environmental Permits or Environmental Orders, and as of the Effective Date, except as previously disclosed to the Administrative Agent in writing, the Borrower has no knowledge of any facts which could give rise to any notice of non-compliance with any Environmental Laws, Environmental Permits and Environmental Orders, which non-compliance would reasonably be expected to have a Material Adverse Effect on the Borrower, or any notice that any one or more of the Borrower and its Subsidiaries is a potentially responsible party for a federal, provincial, state, regional, municipal or local clean-up, or corrective action which if not complied with, would reasonably be expected to have a Material Adverse Effect on the Borrower.

     (aa) Convictions - Neither the Borrower nor any of its Subsidiaries have been convicted of an offence for non-compliance with any Environmental Laws, Environmental Permits or Environmental Orders or been fined or otherwise sentenced or settled such prosecution short of conviction except as otherwise advised in writing to the Administrative Agent, or except to the extent any of the foregoing would not reasonably be expected to have a Material Adverse Effect on the Borrower.

     (bb) Maintenance of Documents and Records - To the best of the knowledge and belief of the Borrower, the Borrower and its Subsidiaries have maintained all material environmental and operating documents and records in the manner and for the time periods required by Environmental Laws, Environmental Permits and Environmental Orders.

     (cc) Taxes - The Borrower and each of its Subsidiaries has duly filed on a timely basis all tax returns required to be filed and have paid all Taxes which are due and payable, and have paid all assessments and reassessments and all other Taxes, governmental charges, governmental royalties, penalties, interest and fines claimed against them, other than those which are being contested by them in good faith by appropriate proceedings. The Borrower and each of its Subsidiaries have made adequate provision for, and all required instalment payments have been made in respect of, Taxes payable for the current period for which returns are not yet required to be filed. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by them or the payment of any Taxes. There are no actions or proceedings being taken by Revenue Canada, Taxation or any provincial or municipal taxation authority to enforce the payment of any Taxes by them other than those which are being contested by them in good faith by appropriate proceedings where such contestation would not reasonably be expected to have a Material Adverse Effect on the Borrower.

8.2      Deemed Repetition

         On the date of any Drawdown, Conversion and Rollover made by the Borrower pursuant hereto:

(a) each of the representations and warranties contained in Section 8.1 or referred to in Section 8.3 shall be deemed to be repeated; and

(b) the Borrower shall be deemed to have represented to the Administrative Agent and the Lenders that, except as has otherwise been notified to the Administrative Agent in writing and has been waived by the Majority Lenders in writing, no event has occurred and remains outstanding which would constitute a Default or an Event of Default, nor will any such event occur as a result of any such Drawdown, Conversion or Rollover.

8.3      Other Documents

         All representations, warranties and statements contained in any Compliance Certificate delivered hereunder and all representations, warranties and statements of the Borrower, any of its Subsidiaries, or the Guarantor certified to be true in any other certificate, notice or other document delivered hereunder shall constitute representations and warranties made by the Borrower to the Administrative Agent and the Lenders under this Agreement.

8.4      Effective Time of Repetition

         All representations and warranties, when repeated or deemed to be repeated hereunder, shall be construed with reference to the facts and circumstances existing at the time of repetition, unless they are stated herein to be made as at the date hereof.

8.5      Nature of Representations and Warranties

         The representations and warranties set out in this Agreement or deemed to be made pursuant hereto shall survive the execution and delivery of this Agreement and the making of each Drawdown, Conversion or Rollover, notwithstanding any investigations or examinations which may be made by the Administrative Agent, the Lenders or Lenders' Counsel. Such representations and warranties shall survive until this Agreement has been terminated, provided that claims for breaches of representations and warranties relating to environmental matters shall survive the termination of this Agreement.

                                   ARTICLE 9
                                GENERAL COVENANTS
                                -----------------

9.1      Affirmative Covenants of the Borrower

         So long as any Obligation is outstanding or any of the Credit Facility is available hereunder, the Borrower covenants and agrees with each of the Lenders and the Administrative Agent that:

(a) Payment and Performance - The Borrower shall duly and punctually pay the principal of all Loans, all interest thereon and all fees and other amounts required to be paid by the Borrower hereunder or under any of the other Documents in the manner specified hereunder or under any of the other Documents, and the Borrower shall maintain, perform and observe all of its obligations under this Agreement and under any other Document to which it is a party and shall duly and punctually pay its other indebtedness.

(b) Corporate Existence and Conduct of Business - Subject to Section 9.2(i), the Borrower shall, and shall use reasonable commercial efforts to cause each of its Subsidiaries to, maintain their respective corporate or partnership existences in good standing and do or cause to be done all things necessary to keep in full force and effect all material properties, rights, franchises, licences and qualifications to carry on business in any jurisdiction in which it or they carry on a material business, and it shall, and shall use reasonable commercial efforts to cause each of its Subsidiaries to, make all repairs, renewals, replacements, additions and improvements to all of its or their respective material properties and assets, and manage their affairs and conduct their respective businesses, activities and operations in a manner consistent with prudent business management practice, and in a manner such as to ensure that the Borrower and each of its Subsidiaries are able to meet their obligations as they come due.

(c) Compliance with Laws - The Borrower shall do or cause to be done, and shall use reasonable commercial efforts to cause each of its Subsidiaries to do or cause to be done, all acts necessary or desirable to comply with all Applicable Laws, and to preserve and keep in full force and effect all franchises, licences, rights, privileges and permits necessary to enable the Borrower and each of its Subsidiaries to operate and conduct their respective businesses in accordance with standard industry practice except to the extent such failure to comply or to preserve or keep in full force and effect would not reasonably be expected to have a Material Adverse Effect on the Borrower.

(d) Material Litigation - The Borrower shall promptly give written notice to the Administrative Agent of any litigation, proceeding or dispute affecting the Borrower or any of its Subsidiaries if (i) the amount of the claim or the potential exposure to the Borrower or its Subsidiaries, or any of them, exceeds Cdn. $10,000,000, or (ii) the result would reasonably be expected to have a Material Adverse Effect on the Borrower. The Borrower shall from time to time furnish to the Administrative Agent all reasonable information requested by the Administrative Agent concerning the status of any such litigation, proceeding or dispute.

(e) Financial Statements and Other Information - The Borrower shall keep, and shall use reasonable commercial efforts to cause each of its Subsidiaries to keep, proper and adequate books of record and account in which full and correct entries shall be made in respect of the business, affairs, financial condition, property and assets of the Borrower and each of its Subsidiaries, and shall deliver to the Administrative Agent, with sufficient copies for each of the Lenders:

     (i) as soon as available and, in any event, within 120 days after the end of each of their Fiscal Years, copies of the audited annual financial statements of the Borrower and each of its Subsidiaries consisting of at least a balance sheet, a statement of income and a statement of cash flows for each such year, together with the notes thereto, all prepared in accordance with Canadian generally accepted accounting principles consistently applied, together with a report of the Borrower's auditors thereon;

     (ii) as soon as available and, in any event within 60 days after the end of each of their first, second and third Fiscal Quarters and within 120 days after the end of their fourth Fiscal Quarters, of each of their Fiscal Years, copies of the unaudited unconsolidated quarterly financial statements of the Borrower and each of its Subsidiaries, in each case consisting of at least a balance sheet, a statement of income and a statement of cash flows for each such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous Fiscal Year, all prepared in accordance with Canadian generally accepted accounting principles consistently applied, and certified by the Borrower's chief financial officer;

     (iii)as soon as available and, in any event, within 120 days after the end of each of its Fiscal Years, copies of unaudited unconsolidated annual financial statements for the Borrower and each of its Subsidiaries, in each case consisting of at least a balance sheet, a statement of income and a statement of cash flows for each such period, all prepared in reasonable detail in accordance with generally accepted accounting principles consistently applied, and certified by the Borrower's chief financial officer;

     (iv) concurrently with furnishing the financial statements pursuant to Sections 9.1(e)(i), 9.1(e)(ii), and 9.1(e)(iii), a Compliance Certificate stating that the Borrower is not in default under the terms and conditions of this Agreement and that no Default or Event of Default has occurred and is continuing (or, if applicable, specifying those defaults or events notified in accordance with Section 9.1(h)); and

     (v) at the request of the Administrative Agent, such other information, reports, certificates, projections of income and cash flow or other matters affecting the businesses, affairs, operations, financial condition, property or assets of the Borrower and its Subsidiaries as the Administrative Agent may reasonably request including, without limitation, a summary of any environmental reports prepared in respect of the assets of the Borrower and the Partnership Parties, or any of them.

(f) Inspection - At any reasonable time and from time to time upon reasonable prior notice, the Borrower shall permit the Administrative Agent or any representative thereof (at the reasonable expense of the Borrower) or any Lender or any representative thereof to examine and make copies of and abstracts from the records and books of account of the Borrower or any of its Subsidiaries and to visit and inspect the premises and properties of the Borrower or any of its Subsidiaries (in each case at the risk of the Borrower except to the extent of the wilful misconduct or gross negligence of the Lender or Administrative Agent) and to discuss the affairs, finances and accounts of the Borrower or any of its Subsidiaries with any of the officers of the Borrower or any of its Subsidiaries.

(g) Insurance - The Borrower shall maintain, and shall use reasonable commercial efforts to cause each of its Subsidiaries to maintain, all-risks property insurance in connection with their assets and businesses and other types of insurance, including business interruption insurance and liability insurance with respect to claims for personal injury, death or property damage, with respect to the operation of their businesses, all with responsible and reputable insurance companies in such amounts and with such deductibles as are customary and consistent with good industry practice in the case of businesses of established reputation engaged in the same or similar businesses.

(h) Notice of Default - The Borrower shall deliver to the Administrative Agent, forthwith upon becoming aware of the occurrence of a Default or the occurrence of an Event of Default or of a default by any party to the GCRL/KEDC Agreements, an Officer's Certificate describing in detail such Default, Event of Default or default and specifying the steps, if any, being taken to cure or remedy the same.

(i) Payment of Taxes - The Borrower shall, and shall use reasonable commercial efforts to cause each of its Subsidiaries to, from time to time pay or cause to be paid all rents, taxes, rates, levies or assessments, ordinary or extraordinary, governmental fees or dues, and to make and remit all withholdings, lawfully levied, assessed or imposed upon the Borrower or its Subsidiaries or any of the assets of the Borrower or its Subsidiaries, as and when the same become due and payable, except when and so long as the validity of any such rents, taxes, rates, levies, assessments, fees, dues or withholdings is in good faith being contested by the Borrower or its Subsidiaries by appropriate proceeding and provided that there shall have been established adequate reserves therefor (in accordance with generally accepted accounting principles) and such contestation would not reasonably be expected to have a Material Adverse Effect on the Borrower.

(j) Priority of Obligations - The Borrower shall take all such actions as may be required to ensure that the Obligations shall at all times rank in priority to all other present and future Debt of the Borrower, except for Permitted Indebtedness (other than the KS Finance Loan), and except as provided for in Section 9.2(d).

(k) Disposition of Assets - The Borrower shall, and shall use reasonable commercial efforts to cause each of its Subsidiaries to, sell or dispose of any assets disposed of by it only on an arm's length basis for fair market value to a limit of Cdn. $10,000,000 per annum.

(l) Protect and Defend Title - The Borrower shall, and shall use reasonable commercial efforts to cause each of its Subsidiaries to, maintain, protect and defend all right, interest, estate and title in and to all of their respective properties and assets.

(m) Notice of Material Adverse Effect - The Borrower shall promptly notify the Administrative Agent of any event, circumstance or condition that has had or is reasonably likely to have a Material Adverse Effect in respect of the Borrower.

(n) Payment of Preferred Claims - The Borrower shall, and shall cause each of its Subsidiaries to, from time to time, pay or cause to be paid all amounts related to taxes, wages, workers' compensation obligations, government royalties or pension fund obligations and any other amount which may result in a lien, charge or similar encumbrance against the assets of the Borrower or such Subsidiary arising under statute or regulation, except to the extent and for so long as the Borrower or any Subsidiary shall contest in good faith its obligation to do so, and such contestation would not reasonably be expected to have a Material Adverse Effect on the Borrower.

(o) Ownership - The Borrower shall at all times maintain direct, registered and beneficial ownership of at least 50% of the ownership interests in each of the Partnership Parties, and shall not sell or otherwise transfer any of its interests in any of the Partnership Parties. The Borrower shall continue to be a wholly owned (directly or indirectly) subsidiary of the Guarantor.

(p)  Compliance with Environmental  Matters - Without limiting the generality of
     Section 9.1(c), the Borrower shall, and shall use reasonable commercial efforts to cause each of its Subsidiaries and any other party acting under their direction to, conduct their business and operations so as to comply at all times with all Environmental Laws, Environmental Permits and Environmental Orders if the consequence of a failure to comply would reasonably be expected, either alone or in conjunction with any other such continuing non-compliances, to have a Material Adverse Effect on the Borrower.

(q) Notice re Environmental Matters - If the Borrower shall or becomes aware that any of its Subsidiaries shall:

     (i) receive or give any notice that a violation of any Environmental Law, Environmental Permit or Environmental Order has or may have been committed or is about to be committed by the same, if such violation would reasonably be expected to have a Material Adverse Effect on the Borrower;

     (ii) receive any notice that a complaint, proceeding or order has been filed or is about to be filed against the same alleging a violation of any Environmental Law, Environmental Permit or Environmental Order, if such violation would reasonably be expected to have a Material Adverse Effect on the Borrower; or

     (iii)receive any notice requiring the Borrower or any of its Subsidiaries, as the case may be, to take any action in connection with the Release of Hazardous Materials into the environment or alleging that the Borrower, or any of its Subsidiaries, may be liable or responsible for costs associated with a response to or to clean-up a Release of Hazardous Materials into the environment or any damages caused thereby, if such action or liability would reasonably be expected to have a Material Adverse Effect on the Borrower;

     the Borrower shall promptly provide the Administrative Agent with a copy of such notice and shall, and shall use reasonable commercial efforts to cause each of its Subsidiaries to, furnish to the Administrative Agent details of any action taken or proposed to be taken in respect of such notice and, from time to time, all reasonable information requested by the Administrative Agent relating to the same.

(r) Notice of Guarantor's Rating Change - The Borrower shall promptly notify the Administrative Agent of any change in the senior unsecured long term debt rating of the Guarantor (or any failure to rate such debt) by Moody's or S&P (or if applicable, a Substitute Rating Entity under Section 1.7).

(s) Year 2000 Compliance - The Borrower shall, as part of its Year 2000 Compliance program, take all reasonable commercial efforts to ensure that its material mission-critical computer systems and programs are Year 2000 Compliant as soon as practicable and, in any event, before December 31, 1999.

9.2      Negative Covenants of the Borrower

         So long as any Obligation is outstanding or any of the Credit Facility is available hereunder, the Borrower covenants and agrees with each of the Lenders and the Administrative Agent that:

(a) Change of Business - The Borrower shall not, and shall not permit any Subsidiary to, change in any material respect the nature of its business or operations or conduct businesses or operations which are materially different from the businesses and operations carried on by the Borrower and its Subsidiaries on the date hereof.

(b) Restrictions - The Borrower shall not, nor shall it permit any of its Subsidiaries to without the prior written consent of the Lenders, such consent not to be unreasonably withheld: (i) create, issue, incur, assume or permit to exist any Security Interests on any of their respective property, undertakings or assets, other than Permitted Encumbrances, nor (ii) grant or become subject to any guarantee, indemnity or other form of financial assistance to or in favour of any Person, other than Permitted Indebtedness.

(c) Limitation on Dispositions - The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, transfer, convey, lease or otherwise dispose of any of its or their respective properties and assets, except in accordance with the provisions of paragraph 9.1(k) hereof, and except for Permitted Dispositions, and notwithstanding anything to the contrary herein contained, the Borrower shall not dispose of any of its partnership interests, shares and loans in, of and to the Partnership Parties.

(d) Limitation on Debt - The Borrower shall not, nor shall it permit any of its Subsidiaries to without the prior written consent of the Lenders, such consent not to be unreasonably withheld: (i) have or incur any Non-Recourse Debt which exceeds, in the aggregate, in respect of the Borrower and its Subsidiaries collectively, Cdn $50,000,000; nor (ii) have or incur any Debt (other than Non-Recourse Debt as permitted in (i) above), or enter into any contracts or commitments, in excess of Cdn. $25,000,000, other than Permitted Indebtedness.

(e) Limitation on Distributions - The Borrower shall not make any Distribution, excepting only (i) payments made on the Subordinated Indebtedness with the prior written consent of the Administrative Agent; and (ii) reasonable interest payments on Subordinated Debt, only when and so long as there is no Default or Event of Default outstanding and then only to the extent that the unconsolidated cash flow of the Borrower is, and after such payment will continue to be, sufficient to meet all of the obligations of the Borrower.

(f) Investments - The Borrower and its Subsidiaries shall not make any Investment, other than loans or capital contributions to the Partnership Parties pursuant to and as required by the Partnership Agreement, and the unanimous shareholders' agreements governing the other Partnership Parties, and without restricting the generality of the foregoing, the Borrower shall not create or acquire any new Subsidiaries or issue any shares or any securities, instruments or contractual rights capable of being converted into, exchanged or exercised for shares in the capital of the Borrower; provided however, that the Borrower or its Subsidiaries may acquire shares or securities of a Person as a means of acquiring the property, assets or undertaking of such Person and provided further that the Debt incurred in respect of such acquisition is subject to, and does not cause the Debt of the Borrower and its Subsidiaries to exceed, the limitation on Debt set out in Section 9.2(d).

(g)      GCRL/KEDC Agreements - The Borrower shall not:

     (i) agree to any material revision, alteration, modification, amendment, change, extension, renewal, replacement or substitution of or under, or terminate, forfeit, surrender or cancel any one or more of, the GCRL/KEDC Agreements;

     (ii) waive any material failure of any party to any of the GCRL/KEDC Agreements to perform its obligations thereunder or release such party from its obligations to perform and comply with the terms and provisions of the GCRL/KEDC Agreements;

     (iii)suffer  of  permit  anything  allowing   termination  of  any  of  the
          GCRL/KEDC Agreements;

     (iv) assign or consent to any assignment or further assignment of any of the GCRL/KEDC Agreements; or

     (v) give any notice of default, or exercise any right or remedy under, any of the GCRL/KEDC Agreements except upon prior written notice to the Administrative Agent.

(h) Non-Arm's Length Transactions - The Borrower shall not, nor shall it permit any Subsidiary to, enter into any contract whatsoever one with the other or another or an Affiliate for the sale, purchase, lease or other dealing in any property, other than at a consideration which equals the fair market value of such property or other than at a fair market rental as regards leased property.

     (i) Certain Fundamental Changes - The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or participate in any consolidation, amalgamation/merger, or similar transaction which would result in:

     (i) the reorganization (other than a reorganization of share capital not involving a consolidation, amalgamation or merger of the Borrower as herein provided) of the Borrower or any of its Subsidiaries;

     (ii) the consolidation, amalgamation or merger of the Borrower or any of its Subsidiaries with any other Person; or

     (iii)the transfer of all or any material part of the undertaking and assets of the Borrower and its Subsidiaries to another Person in connection with any reorganization, consolidation, amalgamation or merger;

     if such action would result in a Material Adverse Effect on the Borrower or any of its Subsidiaries, or adversely affect the validity or enforceability of the Guarantee in any manner.

9.3      Administrative Agent May Perform Covenants

         If the Borrower fails to perform any covenants on its part herein contained, subject to any consents or notice or cure periods required by Section 10.1, the Administrative Agent may give notice to the Borrower of such failure and if, within 10 days after such notice, such covenant remains unperformed, the Administrative Agent may, in its discretion but need not, perform any such covenant capable of being performed by the Administrative Agent and if the covenant requires the payment or expenditure of money, the Administrative Agent may, upon having received approval of all Lenders, make such payments or expenditure and all sums so expended shall be forthwith payable by the Borrower to the Administrative Agent on behalf of the Lenders and shall bear interest at the applicable interest rate provided in Section 5.8 for amounts due in Canadian Dollars or United States Dollars, as the case may be. No such performance, payment or expenditure by the Administrative Agent shall be deemed to relieve the Borrower of any default hereunder or under the other Documents.

                                   ARTICLE 10
                       EVENTS OF DEFAULT AND ACCELERATION
                       ----------------------------------

10.1     Events of Default

         The occurrence of any one or more of the following events (each such event being herein referred to as an "Event of Default") shall constitute a default under this Agreement:

     (a) if the Borrower defaults in payment of any Loan hereunder when the same becomes due and payable;

     (b)  if the Borrower defaults in payment of:

          (i) any interest (including, if applicable, default interest) on any Loan;

          (ii) any fee with respect to a Bankers' Acceptance;

          (iii)any other amount not specifically referred to above payable by the Borrower hereunder;

          in any case for a period of 3 Banking Days after the same becomes due and payable;

(c) if the Borrower or the Guarantor fails to observe or perform any covenant or obligation herein or in any Document to which it is a party (including, without limitation, such a failure by the Guarantor to observe or perform any covenant or obligation under the Guarantee) on its part to be observed or performed (other than a covenant or obligation whose breach or default in performance is specifically dealt with elsewhere in this Section 10.1) and:

          (i)  such breach or default is not capable of being remedied; or

          (ii) if such breach or default is capable of being remedied, after notice has been given by the Administrative Agent to the Borrower specifying such breach or default and requiring the Borrower or the Guarantor to put an end to the same, the Borrower or the Guarantor shall fail to remedy such breach or default within a period of 20 Banking Days after the giving of notice, unless the Administrative Agent (having regard to the subject matter of the default), at the direction of the Majority Lenders in their respective sole discretions, shall have agreed to a longer period, and in such event, within such longer period;

(d)      if:

          (i)  any  representation  or  warranty  made by the  Borrower  in this
               Agreement  or  in  any  other  Document,   certificate  or  other
               instrument to which it is a party; or

          (ii) if any  representation  or warranty  made by the Guarantor in the
               Guarantee  or  in  any  other  Document,   certificate  or  other
               instrument to which it is a party;

     shall prove to have been incorrect or misleading in any material respect on and as of the date made;

(e)      if the Borrower, any Subsidiary or the Guarantor:

(i) (A) institutes proceedings to be adjudicated bankrupt or insolvent or consents to the filing of a bankruptcy or insolvency proceeding against it; or

     (B)  files a petition or answer or consent seeking liquidation, winding-up,
          reorganization,   readjustment,  arrangement,  protection,  relief  or
          composition of it or its debts or similar relief;

     under the Companies Creditors' Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada), or any other bankruptcy or insolvency law or any other similar Applicable Law in Canada, the United States of America or elsewhere, including any plan of compromise or arrangement or other corporate proceedings involving or affecting its creditors, or consents to the filing of any such petition or proceedings;

     (ii) consents to the appointment of a receiver, trustee or assignee in bankruptcy or insolvency of any part of its property which is, in the opinion of the Administrative Agent, material to the Borrower and its Subsidiaries taken as a whole, or to the Guarantor, as the case may be;

     (iii)makes a general assignment for the benefit of creditors or becomes insolvent or generally not able to pay its debts as they become due or admits in writing its inability to pay its debts generally as they become due; or

(iv) takes any corporate action to authorize any of the above;

(f)  if a court having jurisdiction enters or grants a decree or order:

     (i) adjudging the Borrower, any of its Subsidiaries or the Guarantor bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, winding-up, reorganization, readjustment, arrangement, composition, protection, relief or composition of it or its debts or similar relief of the Borrower, or any Subsidiary or the Guarantor under the Companies Creditors' Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada), or any other bankruptcy or insolvency law or any other similar Applicable Law in Canada, the United States of America or elsewhere, including any plan of compromise or arrangement or other corporate proceedings involving or affecting its creditors; or

     (ii) appointing a receiver, trustee or assignee in bankruptcy or insolvency of any part of their property which is, in the opinion of the Administrative Agent, material to the Borrower and its Subsidiaries taken as a whole, or to the Guarantor, as the case may be;

     and any such decree or order remains in force undischarged or unstayed for a period of 20 Banking Days or more;

(g) if the Borrower fails to make any payment on or in respect of any Debt of the Borrower when the same becomes due and beyond any period of grace provided with respect thereto, where the amount in default (including pursuant to any demand or acceleration) exceeds Cdn. $10,000,000 or the Equivalent Amount thereof in the aggregate, and such failure is not remedied within 10 Banking Days of the occurrence of the failure to make such payment;

(h) if any Subsidiary fails to make any payment on or in respect of any Debt of such Subsidiary when the same becomes due and beyond any period of grace provided with respect thereto, where the amount in default (including pursuant to any demand or acceleration) exceeds Cdn. $20,000,000 or the Equivalent Amount thereof in the aggregate and such failure is not remedied within 10 Banking Days of the occurrence of the failure to make such payment;

(i) if the Guarantor fails to make any payment on or in respect of any Debt of the Guarantor when the same becomes due and beyond any period of grace provided with respect thereto, where the amount in default (including pursuant to any demand or acceleration) exceeds U.S. $50,000,000 or the Equivalent Amount thereof in the aggregate and such failure is not remedied within 10 Banking Days of the occurrence of the failure to make such payment;

(j) if a judgment, writ, execution, attachment or order is rendered against the Borrower for the payment of money in excess of Cdn. $10,000,000 or the Equivalent Amount thereof which is unsatisfied and which has not been discharged within a period of 15 days after being so rendered, or stayed pending appeal within the applicable appeal period;

(k) if a judgment, writ, execution, attachment or order is rendered against any Subsidiary for the payment of money in excess of Cdn. $20,000,000 or the Equivalent Amount thereof which is unsatisfied and which has not been discharged within a period of 15 days after being so rendered, or stayed pending appeal within the applicable appeal period;

(l) if a judgment, writ, execution, attachment or order is rendered against the Guarantor for the payment of money in excess of U.S. $50,000,000 or the Equivalent Amount thereof which is unsatisfied and which has not been discharged within a period of 15 days after being so rendered, or stayed pending appeal within the applicable appeal period;

(m) if a secured party, lien holder or other encumbrancer takes possession of any portion of the property of the Borrower, any Subsidiary or the Guarantor which is, in the opinion of the Administrative Agent, material to the Borrower and its Subsidiaries taken as a whole, or to the Guarantor, as the case may be, or if a distress or any similar process is levied and enforced against any such material property and remains unsatisfied or unstayed for a period of 15 days;

(n) if this Agreement or the Guarantee or the Subordination Agreement or any material provision thereof shall at any time for any reason cease to be in full force and effect, be declared to be void or voidable or shall be repudiated or claimed to be ineffective, or the validity or enforceability thereof shall at any time be contested by, the Borrower, any of its Subsidiaries, or the Guarantor, or if any of them shall deny that it has any or any further liability or obligation thereunder, or at any time it shall be unlawful or impossible for any of them to perform any of the obligations under such Document;

(o) if the Borrower, any Subsidiary or the Guarantor shall cease or threaten to cease to carry on all or any material part of its business as now conducted, or shall make a sale of all or substantially all of its assets except in compliance herewith;

(p) if the Guarantor ceases to have 100% direct or indirect ownership of the Borrower;

(q)      if a Material Adverse Effect in respect of the Guarantor occurs;

(r) if the Guarantor has, at the end of any Fiscal Quarter during which its senior unsecured long term debt was, at any time, not rated at least A3 by Moody's or at least A- by S&P:

     (i) a Consolidated Debt to Consolidated Capitalization Ratio of greater than 0.65:1; or

     (ii) a Consolidated Cash Flow to Consolidated Interest Expense Ratio of less than 2.25:1; or

(s)      if:

(i) the Guarantor's senior unsecured long term debt is no longer rated by Moody's or a Substitute Rating Entity in substitution for Moody's and is also no longer rated by S&P or a Substitute Rating Entity in substitution for S&P; or

(ii) (A) the Guarantor's senior unsecured long term debt is no longer rated by Moody's or a Substitute Rating Entity for Moody's, or the Guarantor's senior unsecured long term debt rating by Moody's is lower than Baa3 (or the Guarantor's rating for its senior unsecured long term debt by a Substitute Rating Entity for Moody's is lower than the Equivalent Rating to Baa3 by Moody's of such Substitute Rating Entity); and

               (B) the Guarantor's senior unsecured long term debt is no longer rated by S&P or a Substitute Rating Entity for S&P, or the Guarantor's senior unsecured long term debt rating by S&P is lower than BBB- (or the Guarantor's rating for its senior unsecured long term debt by a Substitute Rating Entity for S&P is lower than the Equivalent Rating to BBB- by S&P of such Substitute Rating Entity);

     notwithstanding that this Agreement provides for margins and fee rates below such rating levels;

10.2     Acceleration

         If any Event of Default shall occur:

     (a) the entire principal amount of all Loans then outstanding and all accrued and unpaid interest thereon;

     (b) an amount equal to the face amount at maturity of all Bankers' Acceptances which are unmatured;

     (c) all other obligations outstanding hereunder, including without limitation, all costs, losses, premiums and expenses incurred by the Lenders by reason of the liquidation or re-deployment of deposits or other funds or for any other reason whatsoever resulting from the repayment of LIBOR Loans or BA Equivalent Loans or any parts thereof on other than the last day of the applicable Interest Period;


shall, at the option of the Administrative Agent in accordance with Section
13.11 or upon the request of the Majority Lenders, become immediately due and payable upon written notice to that effect from the Administrative Agent to the Borrower and the Commitment of each Lender shall terminate, all without any other notice and without presentment, protest, demand, notice of dishonour or any other demand whatsoever (all of which are hereby expressly waived by the Borrower); provided that upon the occurrence of an Event of Default specified in Sections 10.1(e) or 10.1(f), the Commitment of each Lender shall terminate and all amounts specified in Sections 10.2(a), 10.2(b), and 10.2(c) shall automatically become due and payable, in each case without any requirement that notice be given to the Borrower. In any such event and if the Borrower does not immediately pay all such amounts, either the Lenders or the Administrative Agent on their behalf may, in their discretion, exercise any right or recourse and/or proceed by any action, suit, remedy or proceeding against the Borrower authorized or permitted by law for the recovery of the Obligations and proceed to exercise any and all rights hereunder and under the other Documents, and no such remedy for the enforcement of the rights of the Lenders shall be exclusive of or dependent on any other remedy but any one or more of such remedies may from time to time be exercised independently or in combination.

10.3     Conversion on Default

         Upon the occurrence of an Event of Default, the Administrative Agent on behalf of the Lenders may convert, at the Equivalent Amount, a U.S. Base Rate Loan or LIBOR Loan at any time to a Canadian Prime Rate Loan. Interest shall accrue on each such Canadian Prime Rate Loan at the Canadian Prime Rate with interest on all overdue interest at the same rate, such interest to be calculated daily and payable on demand.

10.4     Remedies Cumulative and Waivers

         For greater certainty, it is expressly understood and agreed that the rights and remedies of the Lenders and the Administrative Agent hereunder or under any other Document are cumulative and are in addition to and not in substitution for any rights or remedies provided by law or by equity; and any single or partial exercise by the Lenders or by the Administrative Agent of any right or remedy for a default or breach of any term, covenant, condition or agreement contained in this Agreement or other Document shall not be deemed to be a waiver of or to alter, affect or prejudice any other right or remedy or other rights or remedies to which any one or more of the Lenders and the Administrative Agent may be lawfully entitled for such default or breach. Any waiver by, as applicable, the Majority Lenders, the Lenders or the Administrative Agent of the strict observance, performance or compliance with any term, covenant, condition or other matter contained herein and any indulgence granted by, as applicable, the Majority Lenders, the Lenders or the Administrative Agent shall be effective only in the specific instance and for the purpose for which it was given and shall be deemed not to be a waiver of any rights and remedies of the Lenders or the Administrative Agent under this Agreement or any other Document as a result of any other default or breach hereunder or thereunder.

10.5     Termination of Lenders' Obligations

         The occurrence of a Default shall relieve the Lenders of all obligations to provide any further Drawdowns, Rollovers or Conversions hereunder; provided that the foregoing shall not prevent the Lenders or the Administrative Agent from disbursing money or effecting any Conversion which, by the terms hereof, they are entitled to effect, or any Conversion or Rollover requested by the Borrower and acceptable to the Lenders and the Administrative Agent.

10.6     Application and Sharing of Payments Following Acceleration

         Except as otherwise agreed to by all of the Lenders in their sole discretions, any sum received by Administrative Agent subsequent to the Adjustment Time which the Administrative Agent is obliged to apply in or towards satisfaction of sums due from the Borrower hereunder shall be applied by the Administrative Agent rateably among the Lenders and the Administrative Agent in accordance with amounts owed to the Lenders and the Administrative Agent in respect of each category of amounts set forth below, each such application to be made in the following order with the balance remaining after application in respect of each category to be applied to the next succeeding category:

(a) Administrative Agent's Fees: firstly, in or towards payment of any fees then due and payable to the Administrative Agent and the Lenders hereunder, including, without limitation, those fees referred to in Section 5.7;

(b) Administrative Agent's and Lenders' Expenses: secondly, among the Administrative Agent and the Lenders in accordance with amounts owed to the Administrative Agent and the Lenders in respect of amounts due and payable as and by way of recoverable expenses hereunder, including amounts payable pursuant to indemnities;

(c) Interest and Fees: thirdly, among the Lenders in accordance with amounts owed to the Lenders in respect of amounts due and payable as and by way of interest pursuant to Sections 5.1, 5.2, and 5.3, fees pursuant to Section 6.2, interest on overdue amounts pursuant to Section 5.8 and commitment fees pursuant to Section 5.6;

(d) Other Amounts (other than Loans): fourthly, among the Lenders in accordance with amounts owed to the Lenders in respect of any amount (other than Loans) then due and payable by the Borrower hereunder, other than amounts hereinbefore referred to in this Section 10.6; and

(e) Loans: fifthly, in or towards repayment to the Lenders of the Loans then outstanding hereunder.

                                   ARTICLE 11
                             CHANGE OF CIRCUMSTANCES
                             -----------------------

11.1     Market Disruption Respecting LIBOR Loans

         In the event that at any time subsequent to the giving of a Drawdown Notice, Rollover Notice or Conversion Notice to the Administrative Agent by the Borrower with regard to any requested LIBOR Loan, but before the date of the Drawdown, Rollover or Conversion, as the case may be, the Administrative Agent (acting reasonably) makes a determination in good faith, which shall be conclusive and binding upon the Borrower, that:

(a) by reason of circumstances affecting the London interbank market, adequate and fair means do not exist for ascertaining the LIBOR Rate with respect to, or deposits are not available in sufficient amounts in the ordinary course of business at the rate determined hereunder to fund, a requested LIBOR Loan during the ensuing Interest Period selected;

(b) the making or continuing of the requested LIBOR Loan by the Lenders has been made impracticable by the occurrence of an event which materially adversely affects the London interbank market generally; or

(c) the LIBOR Rate in respect of a LIBOR Loan for the immediately following Interest Period does not adequately and fairly reflect the effective cost of the Lender's funding such LIBOR Loan for the Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower as soon as possible after such determination and the Borrower shall, within 1 Banking Day after receipt of such notice and in replacement of the Drawdown Notice, Rollover Notice or Conversion Notice, as the case may be, previously given by the Borrower, give the Administrative Agent a Drawdown Notice or a Conversion Notice, as the case may be, which specifies the Drawdown of any other type of Loan or the Conversion of the relevant LIBOR Loan on the last day of the applicable Interest Period into any other type of Loan which would not be affected by the notice from the Administrative Agent pursuant to this Section
11.1. In the event the Borrower fails to give, if applicable, a valid replacement Conversion Notice with respect to the maturing LIBOR Loans which were the subject of a Rollover Notice, such maturing LIBOR Loans shall be converted on the last day of the applicable Interest Period into U.S. Base Rate Loans as if a Conversion Notice had been given to the Administrative Agent by the Borrower pursuant to the provisions hereof. In the event the Borrower fails to give, if applicable, a valid replacement Drawdown Notice with respect to a Drawdown originally requested by way of a LIBOR Loan, then the Borrower shall be deemed to have requested a Drawdown by way of a U.S. Base Rate Loan in the amount specified in the original Drawdown Notice and, on the originally requested Drawdown Date, the Lenders (subject to the other provisions hereof) shall make available the requested amount by way of a U.S. Base Rate Loan.

11.2     Market Disruption Respecting Bankers' Acceptances

         If the Administrative Agent determines in good faith, which determination shall be conclusive and binding upon the Borrower, and notifies the Borrower, that:

(a) there no longer exists an active market for bankers' acceptances accepted by the Lenders; or

(b) the Discount Rate does not accurately reflect the discount rate which would be applicable to a sale of Bankers' Acceptances in the market;

then:

(c) the right of the Borrower to request Bankers' Acceptances from any Lender shall be suspended until the Administrative Agent determines that the circumstances causing such suspension no longer exist, and so notifies the Borrower;

(d) any outstanding Drawdown Notice requesting a Loan by way of Bankers' Acceptances shall be deemed to be a Drawdown Notice requesting a Loan by way of Canadian Prime Rate Loans in the amount specified in the original Drawdown Notice;

(e) any outstanding Conversion Notice requesting a Conversion of a Borrowing by way of U.S. Base Rate Loans or LIBOR Loans into a Loan by way of Bankers' Acceptances shall be deemed to be a Conversion Notice requesting a Conversion of such Borrowing into a Loan by way of Canadian Prime Rate Loans; and

(f) any outstanding Rollover Notice requesting a Rollover of a Loan by way of Bankers' Acceptances or BA Equivalent Loans shall be deemed to be a Conversion Notice requesting a Conversion of such Loans into a Loan by way of Canadian Prime Rate Loans.

The Administrative Agent shall promptly notify the Borrower and the Lenders of any suspension of the Borrower's right to request Bankers' Acceptances and of any termination of any such suspension.

11.3     Change in Law

         If the adoption of any Applicable Law, or any change therein, or any change in any existing Applicable Law or in the interpretation or application thereof by any court or by any Governmental Authority or any other entity charged with the interpretation or administration thereof, or compliance by a Lender with any request or direction (whether or not having the force of law) of any such authority or entity, hereafter:

(a) subjects any Lender to, or causes the withdrawal or termination of any previously granted exemption with respect to, any tax or changes the basis of taxation, or increases any existing tax, on payments of principal, interest, fees or other amounts payable by the Borrower to such Lender under this Agreement (except for taxes based on the capital or overall net income of such Lender);

(b) imposes, modifies or deems applicable any reserve, liquidity, cash margin, capital, deposit insurance, special deposit or similar requirements against assets held by, or deposits in or for the account of, or loans by or to, or any other acquisition of funds by, or drafts (including Bankers' Acceptances) accepted by an office of, any Lender;

(c) imposes on any Lender or expects there to be maintained by any Lender any capital adequacy or additional capital requirements in respect of any Loans or the Credit Facility hereunder, or any other condition with respect to this Agreement; or

(d) imposes on any Lender any other conditions or requirements relevant to this Agreement or the Credit Facility which are adverse to such Lender;

and the result of any of the foregoing shall be to increase the cost to, or reduce the amount of principal, interest or other amount received or receivable by, such Lender hereunder or its effective return hereunder in respect of making, maintaining or funding a Loan under the Credit Facility or cause such Lender to make any payment or forego any interest, fees or other return hereunder, such Lender shall determine that amount of money which shall compensate the Lender for such increase in cost, reduction in principal, interest or other amount or in effective return, or payments made or amounts forgone (herein referred to as "Additional Compensation"). Upon a Lender having determined that it is entitled to Additional Compensation in accordance with the provisions of this Section 11.3, the Lender shall promptly so notify the Borrower and the Administrative Agent. The Lender shall provide the Borrower and the Administrative Agent with a photocopy of the Applicable Law (or, if it is impracticable to provide a photocopy, a written summary of the same) and a certificate of a duly authorized officer of such Lender setting forth the Additional Compensation and the basis of calculation therefor, which shall be conclusive evidence of such Additional Compensation in the absence of manifest error. The Borrower shall pay to such Lender within 10 Banking Days of the giving of such notice such Lender's Additional Compensation. Each of the Lenders shall be entitled to be paid such Additional Compensation from time to time to the extent that the provisions of this Section 11.3 are then applicable, notwithstanding that any Lender has previously been paid any Additional Compensation. The Lenders shall endeavour to limit the incidence of any such Additional Compensation, including (without limitation) seeking recovery for the account of the Borrower by appealing any assessment (providing that the same shall not be adverse to the interests of the Lenders, in their sole discretion) at the expense of the Borrower, upon the Borrower's request.

11.4     Prepayment of Portion

         In addition to the other rights and options of the Borrower hereunder and notwithstanding any contrary provisions hereof, if a Lender gives the notice provided for in Section 11.3 with respect to any Loan (an "Affected Loan"), the Borrower may:

(a)  upon 2 Banking  Days  notice to that  effect  given to such  Lender and the
     Administrative Agent (which notice shall be irrevocable), prepay in full without penalty such Lender's Proportion of the Affected Loan outstanding together with accrued and unpaid interest on the principal amount so prepaid up to the date of such prepayment, such Additional Compensation as may be applicable to the date of such payment and all costs, losses and expenses incurred by such Lender by reason of the liquidation or re-deployment of deposits or other funds or for any other reason whatsoever resulting from the repayment of such Affected Loan or any part thereof on other than the last day of the applicable Interest Period, and upon such payment being made, that Lender's obligations to make such Affected Loans to the Borrower under this Agreement shall terminate; or

(b) provided no Default or Event of Default has occurred and is continuing, treat such Lender as if it were a Non-Extending Lender under Section 2.4 and exercise the rights and remedies available to it under Section 2.4 in respect of a Non-Extending Lender for a period of 60 days following receipt of a notice pursuant to Section 11.3.

11.5     Illegality

         If the adoption of any Applicable Law, or any change therein, or any change in any existing Applicable Law, or in the interpretation or application thereof by any court or by any Governmental Authority or any other entity charged with the interpretation or administration thereof or compliance by a Lender with any request or direction (whether or not having the force of law) of any such authority or entity, now or hereafter makes it unlawful or impossible for any Lender to make, fund or maintain a Loan under the Credit Facility or to give effect to its obligations in respect of such a Loan, such Lender may, by written notice thereof to the Borrower and to the Administrative Agent, declare its obligations under this Agreement in respect of such Loan to be terminated, whereupon the same shall forthwith terminate, and the Borrower shall, within the time required by such law (or at the end of such longer period as such Lender at its discretion has agreed), either effect a Conversion of such Loan in accordance with the provisions hereof (if such Conversion would resolve the unlawfulness or impossibility) or prepay the principal of such Loan together with accrued interest, such Additional Compensation as may be applicable with respect to such Loan to the date of such payment and all costs, losses and expenses incurred by the Lenders by reason of the liquidation or re-deployment of deposits or other funds or for any other reason whatsoever resulting from the repayment of such Loan or any part thereof on other than the last day of the applicable Interest Period. If any such change shall only affect a portion of such Lender's obligations under this Agreement which is, in the opinion of such Lender and the Administrative Agent, severable from the remainder of this Agreement so that the remainder of this Agreement may be continued in full force and effect without otherwise affecting any of the obligations of the Administrative Agent, the other Lenders or the Borrower hereunder, such Lender shall only declare its obligations under that portion so terminated.

                                   ARTICLE 12
                       COSTS, EXPENSES AND INDEMNIFICATION
                       -----------------------------------

12.1     Costs and Expenses

         The Borrower shall pay promptly upon notice from the Administrative Agent all reasonable costs and expenses of the Lenders and the Administrative Agent in connection with the Documents and the establishment and initial syndication of the Credit Facility, including, without limitation, in connection with preparation, printing, execution and delivery of this Agreement and the other Documents, whether or not any Drawdown has been made hereunder, and also including, without limitation, the reasonable fees and out-of-pocket expenses of Lenders' Counsel with respect thereto and with respect to advising the Administrative Agent and the Lenders as to their rights and responsibilities under this Agreement and the other Documents. The Borrower further agrees to pay, within 30 days of demand by the Administrative Agent, all reasonable costs and expenses in connection with the preparation or review of waivers, consents and amendments pertaining to this Agreement, the sale, assignment, transfer or grant of an interest in a Lender's Commitment under Section 2.4 and in connection with the establishment of the validity and enforceability of this Agreement and the preservation or enforcement of rights of the Lenders and the Administrative Agent under this Agreement and other Documents, including, without limitation, all reasonable costs and expenses sustained by the Lenders and the Administrative Agent as a result of any failure by the Borrower to perform or observe any of its obligations hereunder or in connection with any action, suit or proceeding (whether or not an Indemnified Party (as referred to in Section 12.2 or 12.3) is a party or subject thereto), together with interest thereon from and after such 30th day if such payment is not made by such time.

12.2     General Indemnity

         In addition to any liability of the Borrower to any Lender or the Administrative Agent under any other provision hereof, the Borrower shall indemnify each Lender and the Administrative Agent and their respective Affiliates, directors, officers, agents and employees (collectively, in this Section 12.2, the "Indemnified Parties") and hold each Indemnified Party harmless against any losses, claims, costs, damages or liabilities (including, without limitation, any expense or cost incurred in the liquidation and re-deployment of funds acquired to fund or maintain any portion of a Loan (including pursuant to the exercise of any rights under Section 10.3) and reasonable out-of-pocket expenses and reasonable legal fees on a solicitor and his own client basis) incurred by the same as a result of or in connection with:

(a) all third party claims, suits, debts, damages, costs, losses, liabilities, penalties, obligations, judgments, charges, expenses and disbursements arising in connection with any action, suit, or proceeding (whether or not an Indemnified Party is a party or subject thereto) relating to the Credit Facility or the Documents;

(b) any cost or expense incurred by reason of the liquidation or re-deployment in whole or in part of deposits or other funds acquired by any Lender to fund any Bankers' Acceptance or to fund or maintain any Loan, as a result of the Borrower's failure to complete a Drawdown, Conversion or Rollover after notice thereof to the Administrative Agent or to make any payment, repayment or prepayment on the date required hereunder or specified by it in any notice given hereunder;

(c)  the  Borrower's  failure  to  pay  any  other  amount,   including  without
     limitation any interest or fee, due hereunder on its due date;

(d) the Borrower's repayment or prepayment of a LIBOR Loan otherwise than on the last day of the relevant Interest Period;

(e) the prepayment of any outstanding Bankers' Acceptance or BA Equivalent Loan before the maturity date of such Bankers' Acceptance or BA Equivalent Loan;

(f) the Borrower's failure to give any notice required to be given by it to the Administrative Agent or the Lenders hereunder;

(g) any inaccuracy or incompleteness of the Borrower's representations and warranties contained in Section 8.1;

(h)  any  failure of the  Borrower  to observe or fulfil its  obligations  under
     ARTICLE 9;

(i) any failure of the Borrower to observe or fulfil any other Obligation not specifically referred to above; or

(j)  the occurrence of any Default or Event of Default;

provided that this Section 12.2 shall not apply to any losses, claims, costs, damages or liabilities of the Indemnified Parties to the extent that the same arise by reason of the gross negligence or wilful misconduct of the Indemnified Party claiming indemnity hereunder. The provisions of this Section 12.2 shall survive repayment of the Obligations.

12.3     Environmental Indemnity

         The Borrower shall indemnify and hold harmless the Administrative Agent and the Lenders (including a receiver, receiver-manager or similar Person appointed under Applicable Law) and its and their respective Affiliates, officers, directors, employees and agents (collectively, in this Section 12.3, the "Indemnified Parties"), forthwith on demand by the Administrative Agent, from and against any and all claims, suits, actions, debts, damages, costs, losses, liabilities, penalties, obligations, judgments, charges, expenses and disbursements (including without limitation, all reasonable legal fees and disbursements on a solicitor and his own client basis) of any nature whatsoever, suffered or incurred by the Indemnified Parties or any of them with respect to any Environmental Claims relating to the property of the Borrower or any of its Subsidiaries arising under any Environmental Laws as a result of the past, present or future operations of the Borrower or any of its Subsidiaries (or any predecessor in interest to the Borrower or any of its Subsidiaries) relating to the property of the Borrower or of its Subsidiaries, or the past, present or future condition of any part of the property of the Borrower or its Subsidiaries, whether owned, operated or leased by the Borrower or by any of its Subsidiaries, or any such predecessor in interest but excluding any Environmental Claims or liabilities relating thereto to the extent that such Environmental Claims or liabilities arise by reason of the gross negligence or wilful misconduct of the Indemnified Party claiming indemnity hereunder. The provisions of this Section 12.3 shall survive the repayment of the Obligations.

12.4     Judgment Currency

(a) If, for the purpose of obtaining or enforcing judgment against the Borrower in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 12.4 referred to as the "Judgment Currency") an amount due in Canadian Dollars or United States Dollars under this Agreement (including a conversion of United States Dollars to Canadian Dollars), the conversion shall be made at the rate of exchange prevailing on the Banking Day immediately preceding:

          (i) the date of actual payment of the amount due, in the case of any proceeding in the courts of any jurisdiction that will give effect to such conversion being made on such date; or

          (ii) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction;

         (the date as of which such conversion is made pursuant to this Section
         12.4 being hereinafter in this Section 12.4 referred to as the "Judgment Conversion Date").

(b) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 12.4, there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the Borrower shall pay such additional amount (if any) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of Canadian Dollars or United States Dollars, as the case may be, which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date.

(c) Any amount due from the Borrower under the provisions of Section 12.4(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement.

(d) The term "rate of exchange" in this Section 12.4 means the noon rate of exchange for Canadian interbank transactions in Canadian Dollars or United States Dollars, as the case may be, in the Judgment Currency published by the Bank of Canada for the day in question, and if such rate is not so published by the Bank of Canada, such term shall mean the Equivalent Amount of the Judgment Currency.

                                   ARTICLE 13
               THE AGENT AND ADMINISTRATION OF THE CREDIT FACILITY
               ---------------------------------------------------

13.1     Authorization and Action

(a) Each Lender hereby irrevocably designates, appoints and authorizes the Administrative Agent to be the agent of that Lender, in its name and on its behalf, to exercise such rights or powers granted to the Administrative Agent or the Lenders under this Agreement to the extent specifically provided herein and on the terms hereof, together with such powers as are reasonably incidental thereto, and the Administrative Agent hereby accepts such appointment and authorization. Without limiting the generality of the foregoing, each Lender hereby irrevocably designates, appoints and authorizes the Administrative Agent, as agent for and on behalf of that Lender, to enter into each of the other Documents (other than this Agreement). As to any matters not expressly provided for by this Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but, subject to Section 14.10, shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders and such instructions shall be binding upon all Lenders; provided, however, that the Administrative Agent shall not be required to take any action which (i) exposes the Administrative Agent to liability in such capacity,
     (ii) could result in the Administrative Agent's incurring any costs and expenses, without provision being made for indemnity of the Administrative Agent by the Lenders against any loss, liability, cost or expense incurred, or to be incurred, (iii) is contrary to this Agreement or Applicable Law,
     (iv) would require it to become registered to carry on business in any jurisdiction, or (v) would subject it to taxation. The Administrative Agent shall have no fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be implied in the Documents or otherwise exist against the Administrative Agent.

(b) Subject to the provisions of Section 14.10, the Lenders agree that all decisions as to actions to be or not to be taken, as to consents or waivers to be given or not to be given, as to determinations to be made and otherwise in connection with this Agreement and the Documents, shall be made upon the decision of the Majority Lenders except in respect of a decision or determination where it is specifically provided in this Agreement that "all of the Lenders" or "the Lenders" or words to similar effect, or the Administrative Agent alone, is to be responsible for same. Each of the Lenders shall be bound by and agrees to abide by and adopt all decisions made as aforesaid and covenants in all communications with the Borrower to act in concert and to join in the action, consent, waiver, determination or other matter decided as aforesaid.

13.2     Procedure for Making Loans

(a) The Administrative Agent shall make Loans available to the Borrower as required hereunder by debiting the account of the Administrative Agent to which each Lender's share of such Loans has been credited in accordance with Section 2.12 (or causing such account to be debited) and, in the absence of other arrangements agreed to by the Administrative Agent and the Borrower in writing, by crediting the account of the Borrower or, at the expense of the Borrower, transferring (or causing to be transferred) like funds in accordance with the instructions of the Borrower as set forth in the Drawdown Notice, Rollover Notice or Conversion Notice, as the case may be, in respect of each Loan; provided that the obligation of the Administrative Agent hereunder to effect such a transfer shall be limited to taking such steps as are commercially reasonable to implement such instructions, which steps once taken shall constitute conclusive and binding evidence that such funds were advanced hereunder in accordance with the provisions relating thereto, and the Administrative Agent shall not be liable for any damages, claims or costs which may be suffered by the Borrower and occasioned by the failure of such Loan to reach the designated destination.

(b) Unless the Administrative Agent has been notified by a Lender at least 1 Banking Day prior to the Drawdown Date, Rollover Date or Conversion Date, as the case may be, requested by the Borrower that such Lender will not make available to the Administrative Agent its Lender's share of such Loan, the Administrative Agent may assume that such Lender has made or will make such portion of the Loan available to the Administrative Agent on the Drawdown Date, Rollover Date or Conversion Date, as the case may be, in accordance with the provisions hereof and the Administrative Agent may, but shall be in no way obligated to, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent such Lender shall not have so made its Lender's share of a Loan available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such Lender's share of the Loan and all reasonable costs and expenses incurred by the Administrative Agent in connection therewith together with interest thereon (at a rate determined by the Administrative Agent in accordance with its usual banking practices for similar advances to financial institutions of like standing to such Lender) for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Administrative Agent; provided, however, that notwithstanding such obligation, if such
     Lender fails to so pay, the Borrower covenants and agrees that, without prejudice to any rights the Borrower may have against such Lender, it shall repay such amount to the Administrative Agent forthwith after demand therefor by the Administrative Agent. The amount payable to the Administrative Agent pursuant hereto shall be set forth in a certificate delivered by the Administrative Agent to such Lender and the Borrower (which certificate shall contain reasonable details of how the amount payable is calculated) and shall be prima facie evidence thereof, in the absence of manifest error. If such Lender makes the payment to the Administrative Agent required herein, the amount so paid shall constitute such Lender's share of the Loan for purposes of this Agreement. The failure of any Lender to make such Lender's share of any Loan shall not relieve any other Lender of its obligation, if any, hereunder to make such Lender's share of such Loan on the Drawdown Date, Rollover Date or Conversion Date, as the case may be, but no Lender shall be responsible for the failure of any other Lender to make such Lender's share of any Loan to be made by such other Lender on the date of any Drawdown, Rollover or Conversion, as the case may be.

(c) Subject to the terms and conditions of this Agreement, on each Drawdown Date in respect of a Drawdown, in immediately available funds for good value:

     (i) each Revolving Lender will make available to the Borrower the same proportion of the Loans which are the subject of such Drawdown as the amount of such Revolving Lender's Commitment at such time bears to the aggregate of the Commitments of all Revolving Lenders at such time, by forwarding to the Administrative Agent the amount of Loans required to be made available by such Revolving Lender; and

     (ii) each Revolving Lender will make available to the Borrower the same proportion of such Loans by way of Bankers' Acceptances (or, if such Revolving Lender is a Non-Acceptance Lender, BA Equivalent Loans in lieu thereof) which are the subject of such Drawdown as the amount of such Revolving Lender's Commitment at such time bears to the aggregate amount of the Commitments of all Revolving Lenders at such time by forwarding to the Administrative Agent the amount of the Discount Proceeds in respect of such Bankers' Acceptances or BA Equivalent Loans required to be accepted and (as the case may be) purchased or made by such Revolving Lender (less the amount of applicable fees payable by the Borrower to such Lender pursuant to Section 6.2 or 6.11.)

(d) Subject to the terms and conditions of this Agreement, on each Conversion Date and Rollover Date in respect of a Conversion or Rollover of a Loan, in immediately available funds for good value, each Lender that was a Revolving Lender on the Drawdown Date in respect of such Loan and therefore participated in such Loan, or to which has been assigned all or part of the Commitment of a financial institution that was a Revolving Lender on the Drawdown Date in respect of such Loan and therefore participated in such Loan will Convert or Rollover the same proportion of such Loan as the amount of such Lender's Commitment on such Conversion Date or Rollover Date, as applicable, bears to the aggregate amount of the Commitments on such Conversion Date or Rollover Date, as applicable, of all Lenders that were Revolving Lenders on the Drawdown Date in respect of such Loan and therefore participated in such Loan and are participating in such Conversion and Rollover.

13.3     Remittance of Payments

         Forthwith after receipt of any repayment pursuant hereto or payment of interest or fees pursuant to ARTICLE 5 or payment pursuant to ARTICLE 7, the Administrative Agent shall remit to each Lender such Lender's share of such payment; provided that, if the Administrative Agent, on the assumption that it will receive on any particular date a payment of principal, interest or fees hereunder, remits to a Lender such Lender's share of such payment and the Borrower fails to make such payment, each of the Lenders on receipt of such remittance from the Administrative Agent agrees to repay to the Administrative Agent forthwith on demand an amount equal to the remittance together with all reasonable costs and expenses incurred by the Administrative Agent in connection therewith and interest thereon at a rate determined by the Administrative Agent in accordance with its usual banking practices for similar advances to financial institutions of like standing to each such Lender for each day from the date such amount is remitted to the Lenders, without prejudice to any right such Lender may have against the Borrower. The exact amount of the repayment required to be made by the Lenders pursuant hereto shall be as set forth in a certificate delivered by the Administrative Agent to each Lender, which certificate shall be conclusive and binding for all purposes in the absence of manifest error.

13.4     Redistribution of Payment
         Each Lender agrees that:

(a) if, prior to the Adjustment Time, a payment of a proportion of the aggregate amount of Obligations is made hereunder, and on account of such Obligations, which is greater than the proportion received by any other Lender in respect of the aggregate Obligations due to such Lender (having regard to the respective Lender's Proportion), the Lender receiving such proportionately greater payment shall purchase, on a non-recourse basis at par, and make payment for a participation (which shall be deemed to have been done simultaneously with receipt of such payment) in the outstanding Loans of the other Lender or Lenders so that their respective receipts shall be pro rata to such Lender's Proportions; provided, however, that if all or part of such proportionately greater payment received by such purchasing Lender shall be recovered by or on behalf of the Borrower or any trustee, liquidator, receiver or receiver-manager or Person with analogous powers from the purchasing Lender, such purchase shall be rescinded and the purchase price paid for such participation shall be returned to the extent of such recovery, but without interest unless the purchasing Lender is required to pay interest on such amount, in which case each selling Lender shall reimburse the purchasing Lender pro rata in relation to the amounts received by it. Such Lender shall exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 13.4 to share in the benefits of any recovery on such secured claims. If a Lender does, or is required to do, any act or thing permitted by this Section 13.4(a), it shall promptly provide full particulars thereof to the Administrative Agent; and

(b) if, in the circumstances described in Section 13.4(a) and Section 13.4(b) but after the Adjustment Time, a Lender, through the exercise of a right or the receipt of a secured claim described in Section 13.4(a) or otherwise, receives any payment in respect of the Obligations, any such payment shall be redistributed in accordance with Section 10.6.

13.5     Duties and Obligations

         Neither the Administrative Agent nor any of its directors, officers, agents or employees (and, for purposes hereof, the Administrative Agent shall be deemed to be contracting as agent and trustee for and on behalf of such Persons) shall be liable to the Lenders for any action taken or omitted to be taken by it or them under or in connection with this Agreement except for its or their own gross negligence or wilful misconduct. Without limiting the generality of the foregoing, the Administrative Agent:

(a) may assume that there has been no assignment or transfer by any means by the Lenders of their rights hereunder, unless and until the Administrative Agent receives written notice of the assignment thereof from such Lender and the Administrative Agent receives from the assignee an executed Assignment Agreement providing, inter alia, that such assignee is bound hereby as it would have been if it had been an original Lender party hereto;

(b) may consult with legal counsel (including receiving the opinions of Borrower's counsel required hereunder), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice or such counsel, accountants or experts;

(c) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable, telecopier or telex) believed by it to be genuine and signed or sent by the proper party or parties or by acting upon any representation or warranty of the Borrower made or deemed to be made hereunder;

(d) may assume that no Default or Event of Default has occurred and is continuing unless it has actual knowledge to the contrary;

(e) may rely as to any matters of fact which might reasonably be expected to be within the knowledge of any Person upon a certificate signed by or on behalf of such Person;

(f) shall not be bound to disclose to any other Person any information relating to the Borrower, any of its Subsidiaries or any other Person if such disclosure would or might in its or their opinion constitute a breach of any Applicable Law, be in default of the provisions hereof or be otherwise actionable at the suit of any other Person;

(g) may refrain from exercising any right, power or discretion vested in it which would or might in its or their reasonable opinion be contrary to any Applicable Law or any directive or otherwise render it or them liable to any Person, and may do anything which is in its or their reasonable opinion necessary to comply with such Applicable Law; and

(h) may execute or perform any of its duties under the Documents by or through agents or attorneys-in-fact, shall be entitled to advice of counsel concerning all matters pertaining to such duties, and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

Further, the Administrative Agent:

(i) does not make any warranty or representation to any Lender nor shall it be responsible to any Lender for the accuracy or completeness of the representations and warranties of the Borrower herein or the accuracy or completeness of the representations and warranties of the Guarantor in the Guarantee or the data made available to any of the Lenders in connection with the negotiation of this Agreement, the Guarantee or any of the Documents, or for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement, the Guarantee or any of the Documents;

(j) shall not have any duty to ascertain or to enquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Guarantee or any of the Documents on the part of the Borrower or the Guarantor, or to inspect the property (including the books and records) of the Borrower, any of its Subsidiaries or the Guarantor; and

(k) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Guarantee or any of the Documents or any instrument or document furnished pursuant hereto or thereto.

13.6     Payment, Delivery and Prompt Notice to the Lenders

         Notwithstanding anything to the contrary expressed or implied in this Agreement, the receipt by the Administrative Agent in accordance with this Agreement of any payment made by the Borrower for the account of any of the Lenders or of any document which the Borrower is required to provide only to the Administrative Agent and which the Administrative Agent is to distribute to the Lenders shall, insofar as the Borrower's obligations to the relevant Lenders are concerned, be deemed also to be receipt by such Lenders and the Borrower shall have no liability in respect of any failure or delay on the part of the Administrative Agent in disbursing and/or accounting to the relevant Lenders in regard to any such payment or in delivering the document, to the extent required, to the Lenders. Notwithstanding any other provision herein, the Administrative Agent agrees to provide to the Lenders, with copies where appropriate, all information, notices and reports required to be given to the Administrative Agent by the Borrower, promptly upon receipt of same, excepting therefrom information and notices relating solely to the role of Administrative Agent hereunder.

13.7     Administrative Agent's and Lenders' Authorities

         With respect to its Commitment and the Drawdowns, Rollovers, Conversions and Loans made by it as a Lender, the Administrative Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent. Subject to the express provisions hereof relating to the rights and obligations of the Administrative Agent and the Lenders in such capacities, the Administrative Agent and each Lender may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower and its Subsidiaries or any corporation or other entity owned or controlled by any of them and any Person which may do business with any of them without any duties to account therefor to the Administrative Agent or the other Lenders and, in the case of the Administrative Agent, all as if it was not the Administrative Agent hereunder.

13.8     Lender Credit Decision

         It is understood and agreed by each Lender that it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Borrower, its Subsidiaries and the Guarantor. Each Lender represents to the Administrative Agent that it is engaged in the business of making and evaluating the risks associated with commercial revolving or term loans, or both, to corporations similar to the Borrower, that it can bear the economic risks related to the transaction contemplated hereby, that it has had access to all information deemed necessary by it in making such decision (provided that this representation shall not impair its rights against the Borrower) and that it is entering into this Agreement in the ordinary course of its commercial lending business. Accordingly, each Lender confirms with the Administrative Agent that it has not relied, and will not hereafter rely, on the Administrative Agent:

(a) to check or enquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Borrower or any other Person (including, without limitation, the Guarantor) under or in connection with this Agreement or the transactions herein contemplated (whether or not such information has been or is hereafter distributed to such Lender by the Administrative Agent); or

(b) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower, any of its Subsidiaries or the Guarantor.

Each Lender acknowledges that a copy of this Agreement has been made available to it for review and each Lender acknowledges that it is satisfied with the form and substance of this Agreement. Each Lender hereby covenants and agrees that, it will not make any arrangements with the Borrower for the satisfaction of any Loans or other Obligations without the consent of all the other Lenders.

13.9     Indemnification of Administrative Agent

         The Lenders hereby agree to indemnify the Administrative Agent and its officers, directors, employees, representatives and agents (collectively, in this Section 13.9, the "Indemnified Parties") (to the extent not reimbursed by the Borrower, and without limiting the obligation of the Borrower to do so), as to each of their respective Lender's Proportions, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel for the Indemnified Parties in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Indemnified Parties, or any one or more of them, shall be designated a party thereto, which may at any time be imposed on, incurred by, or asserted against any one or more of the Indemnified Parties in any way relating to or arising out of this Agreement or the Guarantee or any action taken or omitted by the Administrative Agent under or in respect of this Agreement or the Guarantee in its capacity as Administrative Agent; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or wilful misconduct. If the Borrower subsequently repays all or a portion of such amounts to the Administrative Agent, the Administrative Agent shall reimburse the Lenders their pro rata shares (according to the amounts paid by them in respect thereof) of the amounts received from the Borrower. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its portion (determined as above) of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preservation of any rights of the Administrative Agent or the Lenders under, or the enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement or the Guarantee, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower.

13.10    Successor Administrative Agent

(a) The Administrative Agent may, as hereinafter provided, resign at any time by giving 45 days' prior written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Lenders shall have the right to appoint another Lender as a successor agent (the "Successor Administrative Agent") who shall be acceptable to the Borrower, acting reasonably. If no Successor Administrative Agent shall have been so appointed by the Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent shall, on behalf of the Lenders, appoint a Successor Administrative Agent who shall be a Lender acceptable to the Borrower, acting reasonably. Upon the acceptance of any appointment as Administrative Agent hereunder by a Successor Administrative Agent, such Successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall thereupon be discharged from its further duties and obligations as Administrative Agent under this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 13 shall continue to enure to its benefit as to any actions taken or omitted to be taken by it as Administrative Agent or in its capacity as Administrative Agent while it was Administrative Agent hereunder.

(b) Notwithstanding Section 13.10(a), no Lender shall become the Administrative Agent unless such Lender's Commitment constitutes 10% or more of all outstanding Commitments; accordingly, an Administrative Agent may not resign unless the Successor Administrative Agent meets this requirement.

13.11    Taking and Enforcement of Remedies

         Each of the Lenders hereby acknowledges that, to the extent permitted by Applicable Law, the remedies provided hereunder to the Lenders are for the benefit of the Lenders collectively and acting together and not severally and further acknowledges that its rights hereunder are to be exercised not severally, but collectively by the Administrative Agent upon the decision of the Majority Lenders regardless of whether acceleration was made pursuant to Section 10.1(r). Notwithstanding any of the provisions contained herein, each of the Lenders hereby covenants and agrees that it shall not be entitled to individually take any action with respect to the Credit Facility, including, without limitation, any acceleration under Section 10.1(r), but that any such action shall be taken only by the Administrative Agent with the prior written agreement or instructions of the Majority Lenders; provided that, notwithstanding the foregoing, if:

(a) the Administrative Agent, having been adequately indemnified against costs and expenses of so doing by the Lenders, shall, for 10 days after such agreement or instructions and the provision of such indemnity, have neglected or refused to carry out any such instructions of the Majority Lenders, any Lender may do so on behalf of all Lenders and shall, in so doing, be entitled to the benefit of all protections given the Administrative Agent hereunder or elsewhere; and

(b) in the absence of instructions from the Majority Lenders and where, in the sole opinion of the Administrative Agent, the exigencies of the situation warrant such action, the Administrative Agent may, without notice to or consent of the Lenders or any of them, take such action on behalf of the Lenders as it deems appropriate or desirable in the interests of the Lenders.

Each of the Lenders hereby further covenants and agrees that upon any such written consent being given by the Majority Lenders, or upon a Lender or the Administrative Agent taking action as aforesaid, it shall cooperate fully with the Lender or the Administrative Agent to the extent requested by the Lender or the Administrative Agent in the collective realization including, without limitation, and, if applicable, the appointment of a receiver or receiver and manager to act for their collective benefit. Each Lender covenants and agrees to do all acts and things and to make, execute and deliver all agreements and other instruments, including, without limitation, any instruments necessary to effect any registrations, so as to fully carry out the intent and purpose of this
Section 13.11, and each of the Lenders hereby covenants and agrees that, subject to Section 13.4 and Section 9.2(b), it has not heretofore and shall not seek, take, accept or receive any security for any of the obligations and liabilities of the Borrower hereunder or under any other document, instrument, writing or agreement ancillary hereto and shall not enter into any agreement with any of the parties hereto or thereto relating in any manner whatsoever to the Credit Facility, unless all of the Lenders shall at the same time obtain the benefit of any such security or agreement.

         With respect to any enforcement, realization or the taking of any rights or remedies to enforce the rights of the Lenders hereunder, the Administrative Agent shall be a trustee for each Lender, and all monies received from time to time by the Administrative Agent in respect of the foregoing shall be held in trust and shall be trust assets within the meaning of applicable bankruptcy or insolvency legislation and shall be considered for the purposes of such legislation to be held separate and apart from the other assets of the Administrative Agent, and, subject to Section 10.6, each Lender shall be entitled to such Lender's Proportion of such monies. Each Lender shall make such payments and adjustments as are necessary or appropriate to give effect to the foregoing. In its capacity as trustee, the Administrative Agent shall be obliged to exercise only the degree of care it would exercise in the conduct and management of its own business and in accordance with its usual practice concurrently employed or hereafter instituted for other substantial commercial loans.

13.12    Reliance Upon Administrative Agent

         The Borrower shall be entitled to rely upon any certificate, notice or other document or other advice, statement or instruction provided to it by the Administrative Agent pursuant to this Agreement, and the Borrower shall, except as provided in Section 13.11 or otherwise expressly provided herein, be entitled to deal with the Administrative Agent with respect to matters under this Agreement which the Administrative Agent is authorized to deal with without any obligation whatsoever to satisfy itself as to the authority of the Administrative Agent to act on behalf of the Lenders and without any liability whatsoever to the Lenders for relying upon any certificate, notice or other document or other advice, statement or instruction provided to it by the Administrative Agent, notwithstanding any lack of authority of the Administrative Agent to provide the same.

13.13    No Liability of Administrative Agent

         The Administrative Agent shall have no responsibility or liability to the Borrower on account of the failure of any Lender to perform its obligations hereunder, or to any Lender on account of the failure of the Borrower or any other Lender to perform its obligations hereunder. The Administrative Agent, in performing its functions and duties hereunder, shall act solely as the agent of the Lenders and does not assume, nor shall it be deemed to have assumed, any obligation or relationship of trust or agency with or for the Borrower or any other Person.

13.14    Article for Benefit of Administrative Agents and Lenders

         The provisions of this ARTICLE 13 which relate to the rights and obligations of the Lenders to each other or to the rights and obligations between the Administrative Agent and the Lenders shall be for the exclusive benefit of the Administrative Agent and the Lenders, and, except to the extent expressly provided in Sections 13.2 , 13.6, 13.10, and 13.12, the Borrower shall not have any rights or obligations thereunder or be entitled to rely for any purpose upon such provisions. Any Lender may waive in writing any right or rights which it may have against the Administrative Agent or the other Lenders hereunder without the consent of or notice to the Borrower.

                                   ARTICLE 14
                                     GENERAL
                                     -------

14.1     Exchange and Confidentiality of Information

(a) The Borrower agrees that the Administrative Agent and each Lender may provide any assignee or participant or any prospective assignee or participant pursuant to Section 14.6 or Section 14.7 with any information concerning the financial condition of the Borrower, its Subsidiaries and the Guarantor provided such party agrees in writing with the Administrative Agent or such Lender for the benefit of the Borrower to be bound by a like duty of confidentiality to that contained in this Section 14.1.

(b) Each of the Administrative Agent and the Lenders acknowledges the confidential nature of the financial, operational and other information and data provided and to be provided to them by the Borrower pursuant hereto (the "Information") and agrees to use all reasonable efforts to prevent the disclosure thereof provided, however, that:

          (i) the Administrative Agent and the Lenders may disclose all or any part of the Information if, in their reasonable opinion, such disclosure is required in connection with any actual or threatened judicial, administrative or governmental proceedings including, without limitation, proceedings initiated under or in respect of this Agreement;

          (ii) the Administrative Agent and the Lenders shall incur no liability in respect of any Information required to be disclosed by any Applicable Law to the extent of such requirement;

          (iii)the Administrative Agent and the Lenders may provide Lenders' Counsel and their other agents and professional advisors with any Information; provided that such Persons shall be under a like duty of confidentiality to that contained in this Section 14.1;

          (iv) the Administrative Agent and each of the Lenders shall incur no liability in respect of any Information:

               (A) which is or becomes available to the public (other than by a breach hereof) or which has been made available to the public by the Borrower or its Subsidiaries;

               (B) which the Administrative Agent or the relevant Lender can show was, prior to receipt thereof from the Borrower, lawfully in the Administrative Agent's or Lender's possession and not then subject to any obligation on its part to the Borrower to maintain confidentiality; or

               (C) which the Administrative Agent or the relevant Lender received from a third party who was not, to the knowledge of the Administrative Agent or such Lender, under a duty of confidentiality to the Borrower at the time the information was so received;

          (v) the Administrative Agent and the Lenders may disclose the Information to other financial institutions in connection with the syndication by the Administrative Agent or Lenders of the Credit Facility or the granting by a Lender of a participation in the Credit Facility where such financial institution agrees to be under a like duty of confidentiality to that contained in this
               Section 14.1; and

          (vi) the Administrative Agent and the Lenders may disclose all or any part of the Information so as to enable the Administrative Agent and the Lenders to initiate any lawsuit against the Borrower or to defend any lawsuit commenced by the Borrower, the issues of which touch on the Information, but only to the extent such disclosure is necessary to the initiation or defense of such lawsuit.

14.2     Nature of Obligation under this Agreement

         The obligations of each Lender and of the Administrative Agent under this Agreement are several. The failure of any Lender to carry out its obligations hereunder shall not relieve the other Lenders, the Administrative Agent or the Borrower of any of their respective obligations hereunder. Neither the Administrative Agent nor any Lender shall be responsible for the obligations of any other Lender hereunder.

14.3     Notices

         Any demand, notice or communication to be made or given hereunder shall be in writing and may be made or given by personal delivery or by transmittal by telecopy or other electronic means of communication addressed to the respective parties as follows:

                  To the Borrower:

                  KeySpan Energy Development Co.
                  1 MetroTech Centre
                  Brooklyn, New York
                  11201

                  Attention:              President
                  Telecopier No.:         (718) 403-6421
                  with a copy to:

                  KeySpan Corporation
                  1 MetroTech Centre
                  Brooklyn, New York
                  11201

                  Attention:              Treasurer
                  Telecopier No.:         (718) 246-9798

                  To the Administrative Agent:

                  Royal Bank of Canada
                  Global Syndications - Canada
                  12th Floor, South Tower
                  Royal Bank Plaza, 200 Bay Street
                  Toronto, Ontario
                  M5J 2J2

                  Attention:              Manager, Agency
                  Telecopier No.:         (416) 974-2407

                  To each Lender:

                  As set forth in Schedule A annexed hereto

or to such other address or telecopy number as any party may from time to time notify the others in accordance with this Section 14.3. Any demand, notice or communication made or given by personal delivery or by telecopier or other electronic means of communication during normal business hours at the place of receipt on a Banking Day shall be conclusively deemed to have been made or given at the time of actual delivery or transmittal, as the case may be, on such Banking Day. Any demand, notice or communication made or given by personal delivery or by telecopier or other electronic means of communication after normal business hours at the place of receipt or otherwise than on a Banking Day shall be conclusively deemed to have been made or given at 9:00 a.m. (Calgary time) on the first Banking Day following actual delivery or transmittal, as the case may be.

14.4     Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction where property or assets of the Borrower may be found.

14.5     Benefit of the Agreement

         This Agreement shall enure to the benefit of and be binding upon the Borrower, the Lenders, the Administrative Agent and their respective successors and permitted assigns.

14.6     Assignment

         Any Lender may, without the consent of the Borrower during the continuance of an Event of Default, and at all other times with the prior written consent of the Borrower and the Administrative Agent, which consents shall not be unreasonably withheld, sell, assign, transfer or grant an interest in its Commitments and such Lender's Proportion of the Loans; provided that, without the consent of the Borrower not to be unreasonably withheld and the Administrative Agent, no Lender shall sell, assign, transfer or grant an interest in any Commitment or Loan if the effect of the same would be to have a Lender with aggregate Commitments which are less than Cdn. $10,000,000. Notwithstanding the foregoing, any Lender may, at any time, without the consent of the Borrower, sell, assign, transfer or grant an interest in its Commitments and such Lender's Proportion of the Loans to a Person affiliated with the granting Lender (determined in accordance with the Bank Act (Canada)), including a Person to whom an interest is granted that is a non-resident of Canada for the purposes of the Income Tax Act (Canada); provided that any such sale, assignment, transfer or grant shall not increase, in aggregate, the liabilities (by way of Taxes, including withholding taxes, or otherwise), costs and out-of-pocket expenses of the Borrower hereunder, other than the requirement to pay any costs and expenses incurred by the Lenders in completing any assignment by the Borrower or by a Lender if an Event of Default has occurred and is continuing; and provided further that such a sale, assignment, transfer or grant shall be deemed not to increase the liabilities, costs and expenses of the Borrower hereunder solely due to the fact that the assignee or transferee is a
Schedule II Bank thereby potentially resulting in a higher Discount Rate than would be the case with a Schedule I Bank, or that such assignment increases the number of Lenders. It shall be a precondition to any such sale, assignment, transfer or grant that the contemplated assignee Lender shall have paid to the Administrative Agent, for the Administrative Agent's own account, a transfer fee of Cdn. $3,500. Such an assignment shall be at the expense of the assignee and assignor Lenders, unless assigned during the continuance of an Event of Default, in which case such an assignment will be at the expense of the Borrower. Upon any such sale, assignment, transfer or grant, the granting Lender shall have no further obligation hereunder with respect to such interest except in case of a grant to a Person affiliated with the granting Lender (determined in accordance with the Bank Act (Canada)), in which case such Lender shall remain obligated hereunder with respect to such interest. Upon any such sale, assignment, transfer or grant, the granting Lender, the new Lender, the Administrative Agent and the Borrower shall execute and deliver an Assignment Agreement. The Borrower shall not assign its rights or obligations hereunder without the prior written consent of all of the Lenders. The Borrower shall assist the Administrative Agent in connection with any such assignment or participations referred to in
Section 14.7 including, without limitation and at the Borrower's expense:

(a) providing all information reasonably required by the Administrative Agent to successfully complete such assignment;

(b) assisting the Administrative Agent, on the Administrative Agent's request, in the preparation of a syndication memorandum and all other marketing materials to be used in connection with the syndication;

(c)  participating in syndication presentations and meetings; and

(d) using the Borrower's best efforts to make use of the relationships of the Borrower with other financial institutions to benefit the syndication efforts.

14.7     Participations

         Any Lender may, without the consent of the Borrower during the continuance of an Event of Default, and at all other times with the prior written consent of the Borrower, such consent not to be unreasonably withheld, grant one or more participations in its Commitment and such Lender's Proportion of the Loans to other financial institutions, provided that the granting of such a participation shall be at the Lender's own cost and shall not affect the obligations of such Lender hereunder nor shall it increase the costs to the Borrower hereunder or under any of the other Documents.

14.8     Severability

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.9     Whole Agreement

         This Agreement and the other Documents constitute the whole and entire agreement between the parties hereto regarding the subject matter hereof and thereof and cancel and supersede any prior agreements, undertakings, declarations, commitments, representations, written or oral, in respect thereof. Upon the execution of this Agreement by each of the parties hereto, the agreement between the Administrative Agent and the Borrower dated May 21, 1999 entitled "Summary of Terms & Conditions", as amended, shall be of no further force and effect.

14.10    Amendments and Waivers

         Any provision of this Agreement or the Documents (including, without limitation, any Event of Default) may be amended only if the Borrower or the applicable party to such Document and the Majority Lenders so agree in writing and, except as otherwise specifically provided herein, may be waived only if the Majority Lenders so agree in writing, but:

(a)      an amendment or waiver which changes or relates to:

          (i) the amount, term, currency or type of Loans available hereunder or the amount of any Lender's Commitment;

          (ii) the Applicable BA Fee Rate, the Applicable Margin and the Applicable Commitment Fee Rate, or the dates of payment of interest, Bankers' Acceptance fees, or mandatory repayments of principal;

          (iii) Section 2.4;

          (iv) the amount or dates of payment of fees or other amounts payable hereunder;

          (v)  the definitions of "Term Date" and "Maturity Date";

          (vi) the definition of "Lender's Proportion" and "Majority Lenders";

          (vii)any provision hereof contemplating or requiring consent, approval or agreement of "all Lenders", "the Lenders" or similar expressions or permitting waiver of conditions or covenants or
               agreements   by  "all   Lenders",   "the   Lenders"   or  similar
               expressions;

          (viii) Section 9.2(i);

          (ix) the definition of "Event of Default";

          (x)  any material  terms or provisions of the Guarantee or any release
               of  the  Guarantee  other  than  in  circumstances   specifically
               provided for herein or in the Guarantee;

          (xi) this Section 14.10; or

          (xii)any definitions contained in Section 1.1 to the extent relevant to the foregoing provisions of this Section 14.10(a);

     shall require the agreement or waiver of all the Lenders in each of their sole discretions and also (in the case of an amendment) of the other parties hereto; and

(b) an amendment or waiver which changes or relates to the rights and/or obligations of the Administrative Agent shall also require the agreement of the Administrative Agent thereto.

Any such waiver and any consent by the Administrative Agent, any Lender, the Majority Lenders or all of the Lenders under any provision of this Agreement must be in writing and may be given subject to any conditions thought fit by the Person giving that waiver or consent. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right under any of the Documents shall operate as a waiver of such right, nor shall any single or partial exercise of any right under any of the Documents preclude any other or further exercise of such right or the exercise of any other right.

14.11    Payments Free and Clear of Taxes

(a) All payments to the Lenders by the Borrower under any of the Documents shall be made free and clear of, and without deduction or withholding for, any and all Taxes imposed by any Governmental Authority, unless such Taxes are required by Applicable Law to be deducted or withheld. If the Borrower shall be required by Applicable Law to deduct or withhold any such Taxes from or in respect of any amount payable under any of the Documents, then,
     (i) the amount payable under such Document shall be increased (and for greater certainty, in the case of interest, the amount of interest shall be increased) as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to any additional amounts paid under this Section 14.11(a)), the Lenders receive an amount equal to the amount they would have received if no such deduction or withholding had been made, (ii) the Borrower shall make such deductions or withholdings, and (iii) the Borrower shall immediately pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law.

(b) The Borrower agrees to immediately pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, financial institutions duties, debits taxes or similar levies (all such taxes, charges, duties and levies being referred to as "Other Taxes") which arise from any payment made by the Borrower under any of the Documents or from the execution, delivery or registration of, or otherwise with respect to, any of the Documents.

(c) The Borrower shall indemnify the Administrative Agent and the Lenders for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable by the Borrower under this Section 14.11) paid by the Lenders or the Administrative Agent and any liability (including penalties, interest and expenses) arising from or with respect to such Taxes or Other Taxes, whether or not they were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date the Administrative Agent or the relevant Lender, as the case may be, makes written demand for payment. A certificate as to the amount of such Taxes or Other Taxes submitted to the Borrower by the Administrative Agent or the relevant Lender shall be conclusive evidence, absent manifest error, of the amount due from the Borrower to the Administrative Agent or the Lenders, as the case may be.

(d) The Borrower shall furnish to the Administrative Agent and the Lenders the original or a certified copy of a receipt evidencing payment of Taxes or Other Taxes made by the Borrower within 30 days after the date of any payment of Taxes or Other Taxes.

(e) The Lenders, their successors and assigns, and the Administrative Agent, agree to promptly provide to the Borrower or the Guarantor a U.S. IRS Form W-8 and such other similar certificates as may reasonably be required by the Borrower or the Guarantor in connection with their obligations under
     Section 14.11 of the Credit Agreement or Section 8.4 of the Guarantee.

(f) The provisions of this Section 14.11 shall survive the termination of the Agreement and the repayment of all Obligations hereunder.

14.12    Further Assurances

         Each of the Borrower, the Lenders and the Administrative Agent shall promptly cure any default by it in the execution and delivery of this Agreement, the Documents or of any the agreements provided for hereunder to which it is a party. The Borrower, at its expense, shall promptly execute and deliver to the Administrative Agent, upon request by the Administrative Agent (acting reasonably), all such other and further deeds, agreements, opinions, certificates, instruments, affidavits, registration materials and other documents reasonably necessary for the Borrower's compliance with, or accomplishment of the covenants and agreements of the Borrower hereunder or more fully to state the obligations of the Borrower as set out herein or to make any registration, recording, file any notice or obtain any consent, all as may be reasonably necessary or appropriate in connection therewith.

14.13    No Merger

         Except as otherwise expressly provided in this Agreement, the covenants, representations and warranties of the Borrower contained herein shall not merge on and shall survive the initial Drawdown and, notwithstanding such initial Drawdown or any investigation made by or on behalf of any party, shall continue in full force and effect. The closing of this transaction shall not prejudice any right of one party against any other party in respect of anything done or omitted under this Agreement or in respect of any right to damages or other remedies.

14.14    Attornment

         The parties hereto each hereby attorn and submit to the jurisdiction of the courts of the Province of Alberta in regard to legal proceedings relating to the Documents. For the purpose of all such legal proceedings, this Agreement shall be deemed to have been performed in the Province of Alberta and the courts of the Province of Alberta shall have jurisdiction to entertain any action arising under this Agreement. Notwithstanding the foregoing, nothing in this
Section 14.14 shall be construed nor operate to limit the right of any party hereto to commence any action relating hereto in any other jurisdiction, nor to limit the right of the courts of any other jurisdiction to take jurisdiction over any action or matter relating hereto.

14.15    Time of the Essence

         Time shall be of the essence of this Agreement.

14.16    Conflict

         In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the other Documents, the provisions of this Agreement, to the extent of the conflict or inconsistency, shall govern and prevail. However, notwithstanding the foregoing, in the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Guarantee, the provisions of the Guarantee, to the extent of the conflict or inconsistency, shall govern and prevail.

14.17    Counterparts

         This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement.


             KEYSPAN ENERGY DEVELOPMENT CO.
             Per:
                      ---------------------------------------------------
             Name:      Saiyed Zain Mirza
             Title:     Vice President

             ROYAL BANK OF CANADA,
             in its capacity as
             Administrative Agent
             Per:
                      ---------------------------------------------------
             Name:      D.K. MacLaren
             Title:     Account Manager

             ROYAL BANK OF CANADA,
             in its capacity as
             Lender
             Per:
                      ---------------------------------------------------
             Name:      D.K. MacLaren
             Title:     Account Manager

             THE CHASE MANHATTAN BANK OF CANADA
             Per:
                      ---------------------------------------------------
             Name:      Christine Chan
             Title:     Vice President
             Per:
                      ---------------------------------------------------
             Name:
             Title:

             THE TORONTO-DOMINION BANK
             Per:
                      ---------------------------------------------------
             Name:      Phil Ghali
             Title:     Associate, Corporate Banking
             Per:
                      ---------------------------------------------------
             Name:      Dean Ariss
             Title:     Manager, Corporate Banking

             BANK OF MONTREAL
             Per:
                      ---------------------------------------------------
             Name:      Jim Baidacoff
             Title:     Director, Corporate Accounts


             FIRST CHICAGO NBD BANK, CANADA
             Per:
                      ---------------------------------------------------
             Name:      Steven P. Capouch
             Title:     First Vice President


             ALBERTA TREASURY BRANCHES
             Per:
                      ---------------------------------------------------
             Name:      Ivan W. Sawchuk
             Title:     Senior Credit Manager
             Per:
                      ---------------------------------------------------
             Name:      Charles J. Raymond
             Title:     General Manager

             NATIONAL BANK OF CANADA
             Per:
                      ---------------------------------------------------
             Name:      T.D. Bacon
             Title:     Manager, Corporate & Energy Group
             Per:
                      ---------------------------------------------------
             Name:      B.J. Mellum
             Title:     Senior Manager, Corporate & Energy Group

         Schedule A to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                             LENDERS AND COMMITMENTS

Lender, Address and Fax                                        Commitment
-----------------------                                        ----------
Royal Bank of Canada                                           Cdn.  $40,000,000
23rd Floor, 335 - 8th Avenue S.W.
Calgary, Alberta
T2P 2N5

Attention:            Account Manager
Telecopier No.:       (403) 292-3234

The Chase Manhattan Bank of Canada                             Cdn.  $35,000,000
1 First Canadian Place
100 King Street West
Suite 6900, P.O. Box 106
Toronto, Ontario
M5X 1A4

Attention:            Vice President
Telecopier No.:       (416) 216-4132

with a copy to:
Chase Manhattan Bank
4 MetroTech Centre,  22nd Floor
Brooklyn, New York
11245

Attention:            Vice President
Telecopier No.:       (212) 552-1637

The Toronto-Dominion Bank                                      Cdn.  $20,000,000
8th Floor, Home Oil Tower
324 - 8th Avenue S.W.
Calgary, Alberta
T2P 2Z2

Attention:            Associate Vice President
Telecopier No.:       (403) 292-2772

Bank of Montreal                                               Cdn.  $35,000,000
First Canadian Centre
24th Floor, 350 - 7th Avenue S.W.
Calgary, Alberta
T2P 3N9

Attention:            Director, Corporate Accounts
Telecopier No.:       (403) 234-3644

First Chicago NBD Bank, Canada                                 Cdn.  $35,000,000
c/o First National Bank of Chicago
One First National Plaza
Suite 0363
Chicago, Illinois
60670

Attention:            Relationship Manager
Telecopier No.:       (312)  732-3055

National Bank of Canada                                        Cdn.  $15,000,000
600, 407 - 8th Avenue S.W.
Calgary, Alberta
T2P 1E5

Attention:            Senior Manager, Corporate & Energy Group
Telecopier No.:       (403) 294-3078

Alberta Treasury Branches                                      Cdn.  $20,000,000
ATB Place
9888 Jasper Avenue
Edmonton, Alberta
T5J 1P1

Attention:            Senior Credit Manager
Telecopier No.:       (780) 408-7262

         Schedule B to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                          FORM OF ASSIGNMENT AGREEMENT


         THIS ASSIGNMENT AGREEMENT is dated the  day of ,    .

AMONG:

                  (hereinafter referred to as the "Assignor")

                                                        OF THE FIRST PART

                                     - and -

                  (hereinafter referred to as the "Assignee")

                                                        OF THE SECOND PART

                                     - and -

                    KEYSPAN  ENERGY  DEVELOPMENT  CO., a Nova  Scotia  unlimited
                    liability   company   (hereinafter   referred   to  as   the
                    "Borrower")

                                                          OF THE THIRD PART

                                     - and -

                  ROYAL BANK OF CANADA, in its capacity as administrative agent of the Lenders (hereinafter referred to as the "Administrative Agent")

                                                          OF THE FOURTH PART

         WHEREAS the Assignor is a Lender under the agreement entitled "Credit Agreement" dated July 29, 1999 among the Borrower and a syndicate of Lenders with Royal Bank of Canada as Administrative Agent (as amended, modified, supplemented or restated from time to time, the "Credit Agreement");

         AND WHEREAS the Assignor has agreed to assign and transfer to the Assignee certain rights under the Credit Agreement in compliance with the Credit Agreement, and the Assignee has agreed to accept such rights and assume certain obligations of the Assignor under the Credit Agreement;

         NOW THEREFORE in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby conclusively acknowledged), the parties hereby agree as follows:

1.       Interpretation

     (a) In this Agreement, including the recitals, capitalized terms used herein, and not otherwise defined herein, shall have the same meanings attributed thereto as set forth in the Credit Agreement. In addition, the following terms shall have the following meanings:

          (i) "Assigned Commitment" has the meaning set forth in Section 2 hereof;

          (ii) "Assigned Interests" has the meaning set forth in Section 2 hereof;

          (iii)"Outstanding Assignor BAs" has the meaning set forth in Section 3(a) hereof; and

          (iv) "Assumed Obligations" has the meaning set forth in Section 4 hereof.

     (b) The division of this Agreement into Articles, Sections, paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

     (c)  In this Agreement:

          (i) the terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer, unless otherwise specified, to this Lender Assignment Agreement taken as a whole and not to any particular section, subsection or paragraph;

          (ii) words importing the singular number or masculine gender shall include the plural number or the feminine or neuter genders, and vice versa; and

          (iii)words and terms denoting inclusiveness (such as "include" or "includes" or "including"), whether or not so stated, are not limited by their context or by the words or phrases which precede or succeed them.

     (d) This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein. The parties irrevocably submit to the non-exclusive jurisdiction of the courts of the Province of Alberta, without prejudice to the rights of the parties to take proceedings in any other jurisdictions.

     (e) If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction, it shall not affect the validity, legality or enforceability of any such provision in any other jurisdiction or the validity, legality or enforceability of any other provision of this Agreement.

2.       Assignment Of Rights By Assignor

         Effective as of the date hereof, the Assignor hereby absolutely assigns and transfers to the Assignee:

          (a) Subject as provided in Section 3(a) hereof, [all OR % of all] of the Obligations of the Borrower to the Assignor under the Credit Facility; and

          (b) [All or % of all] of the Assignor's Commitment under the Credit Facility (the "Assigned Commitment");

together with all of the Assignor's other rights under the Credit Agreement and the other Documents but only insofar as such other rights relate to (a) and (b) above (collectively, the "Assigned Interests").

3.       Outstanding Assignor BAs

          (a) The parties hereby acknowledge that, on the date hereof, Bankers' Acceptances accepted by the Assignor and having terms to maturity ending on or after the date hereof may be outstanding (collectively, the "Outstanding Assignor BAs"). Notwithstanding any provision of the Credit Agreement or this Agreement, the Assignee shall have no right, title, benefit or interest in or to any Outstanding Assignor BAs. The Assignee shall assume no liability or obligation to the Assignor in respect of the failure of the Borrower to reimburse the Assignor for any Outstanding Assignor BAs on the maturity thereof or any fees or other amounts due in respect thereof.

          (b) From time to time, as the Outstanding Assignor BAs mature and Rollovers and Conversions are made by the Borrower in respect thereof, the Assignee shall participate in the Loans effecting such Rollovers and Conversions to the full extent of its Assigned Commitment in its capacity as a Lender.

4.       Assumption Of Obligations By Assignee

         The Assignee assumes and covenants and agrees to be responsible for all obligations relating to the Assigned Interests to the extent such obligations arise or accrue on or after the date hereof (collectively, the "Assumed Obligations") and agrees that it will be bound by the Credit Agreement and the other Documents to the extent of the Assumed Obligations as fully as if it had been an original party to the Credit Agreement.

5.       Credit Agreement References; Notices

         Effective as of the date hereof:

     (a) the Assignee shall be a Lender for all purposes of the Credit Agreement and the other Documents and all references therein to "Lenders" or "a Lender" shall be deemed to include the Assignee;

     (b) the Commitment of the Assignee shall be the Assigned Commitment and all references in the Credit Agreement to "Commitment" of the Assignee shall be deemed to be to the Assigned Commitment;

     (c) any demand, notice or communication to be given to the Assignee in accordance with Section 14.3 of the Credit Agreement shall be made or given to the following address or telecopy number (until the Assignee otherwise gives notice in accordance with such Section 14.3); and

                           [Name of Assignee:
                           Address:


                           Attention:
                           Telecopier No:]

     (d) Schedule A to the Credit Agreement shall be deemed to be and is hereby amended to the extent necessary to give effect to Sections 5(b) and 5(c) hereof.

6.       The Administrative Agent

         Without in any way limiting the provisions of Section 4 hereof, the Assignee irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the provisions of the Credit Agreement.

7.       No Entitlement To Prior Interest Or Other Fees

         Notwithstanding any provision of the Credit Agreement or other Documents or any other provision of this Agreement, the Assignee shall have no right, title or interest in or to any interest or fees paid or to be paid to the Assignor under, pursuant to or in respect of:

     (a) [the fees payable to the Administrative Agent pursuant to Section 5.7 of the Credit Agreement; or]

[NOTE: 7(a) to be inserted for any assignment by Royal Bank of Canada.]

     (b) the Loans, the Credit Facility or the Credit Agreement for any period of time or in respect of any event or circumstance prior to the date hereof, including, without limitation, any commitment fees pursuant to
          Section 5.6 of the Credit Agreement. For certainty, with respect to the Assigned Interests, the Assignor shall be solely entitled to the interest payable in respect of that portion of the Interest Period of an unmatured LIBOR Loan occurring prior to the date hereof.

8.       Consent Of Borrowers And Administrative Agent

         The Borrower and the Administrative Agent consent to the assignment of the Assigned Interests to the Assignee and the assumption of the Assumed Obligations by the Assignee and agree to recognize the Assignee as a Lender under the Credit Agreement as fully as if the Assignee had been an original party to the Credit Agreement. [The Borrower and the Administrative Agent agree that the Assignor shall have no further liability or obligation in respect of the Assumed Obligations.]

[NOTE: Delete the square-bracketed second sentence of Section 8 hereof in the case of an assignment to an affiliate of the Assignor, as provided in Section
14.6 of the Credit Agreement.]

9.       Representations And Warranties

         Each of the parties hereby represents and warrants to the other parties as follows:

          (a) it is duly organized and validly subsisting under the laws of its governing jurisdiction;

          (b) it has all necessary power and authority to enter into this Agreement and to perform its obligations hereunder and under the Credit Agreement and the other Documents;

          (c) the execution, delivery, observance and performance on its part of this Agreement has been duly authorized and this Agreement constitutes a legal, valid and binding obligation of such party enforceable against it in accordance with its terms; and

          (d) all consents, authorizations and approvals of any Governmental Authority, if any, required for the execution, delivery, observance and performance by it of this Agreement, the Credit Agreement and the other Documents have been obtained and remain in full force and effect, all conditions have been duly complied with and no action by, and no notice to or other filing with any Governmental Authority is required for such execution, delivery, observance or performance.

         The Assignee represents and warrants that it is not a non-resident of Canada for the purposes of the Income Tax Act (Canada).

         The Assignor represents and warrants to the Assignee that it has the right to sell to the Assignee the Assigned Interests and that the same are free and clear of all Security Interests. Each of the Administrative Agent and the Assignor also represents and warrants to the Assignee that it has not received actual notice of any Default or Event of Default having occurred under the Credit Agreement.

         The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement and notwithstanding any examinations or investigations which may be made by the parties or their respective legal counsel.

         Except as expressly provided herein, the Assignee confirms that this Agreement is entered into by the Assignee without any representations or warranties by the Assignor or the Administrative Agent on any matter whatsoever, including, without limitation, on the effectiveness, validity, legality, enforceability, adequacy or completeness of the Credit Agreement or any document delivered pursuant thereto or in connection therewith or any of the terms, covenants and conditions therein or on the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower.

10.      Assignee Credit Decision

         The Assignee acknowledges to the Assignor and the Administrative Agent that the Assignee has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Borrower, all of the matters and transactions contemplated herein and in the Credit Agreement and other Documents and all other matters incidental to the Credit Agreement and the other Documents. The Assignee confirms with the Assignor and the Administrative Agent that it does not rely, and it will not hereafter rely, on the Administrative Agent or the Assignor:

(a) to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Borrower or any other person under or in connection with the Credit Agreement and other Documents or the transactions therein contemplated (whether or not such information has been or is hereafter distributed to the Assignee by the Administrative Agent); or

(b) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower.

The Assignee acknowledges that a copy of the Credit Agreement (including a copy of the schedules) has been made available to it for review and further acknowledges and agrees that it has received copies of such other Documents and such other information that it has requested for the purposes of its investigation and analysis of all matters related to this Agreement, the Credit Agreement, the other Documents and the transactions contemplated hereby and thereby. The Assignee acknowledges that it is satisfied with the form and substance of the Credit Agreement and the other Documents.

11.      Payments

         The Assignor and the Assignee acknowledge and agree that all payments under the Credit Agreement in respect of the Assigned Interests from and after the date hereof received by the Administrative Agent on or after the date hereof shall be the property of the Assignee and the Administrative Agent shall be entitled to treat the Assignee as solely entitled thereto.

12.      Amendments And Waivers

         Any amendment or modification or waiver of any right under any provision of this Agreement shall be in writing (in the case of an amendment or modification, signed by the parties) and any such waiver shall be effective only for the specific purpose for which given and for the specific time period, if any, contemplated therein. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach.

13.      General Provisions

(a) The parties hereto shall from time to time and at all times do all such further acts and things and execute and deliver all such documents as are required in order to fully perform and carry out the terms of this Agreement.

(b) The provisions of this Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

(c) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one full set of counterparts.

         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by its duly authorized representative(s) as of the date first above written.


           , as Assignor
         Per:
         ----------------------------------------------------
         Per:
         ----------------------------------------------------

           , as Assignee
         Per:
         ----------------------------------------------------
         Per:
         ----------------------------------------------------


         KEYSPAN ENERGY DEVELOPMENT CO.
         Per:
         ----------------------------------------------------


         ROYAL BANK OF CANADA,
         as Administrative
         Agent

         Per:
         ----------------------------------------------------

         Schedule C to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                         FORM OF COMPLIANCE CERTIFICATE

     TO: ROYAL BANK OF CANADA, in its capacity as Administrative Agent of the Lenders

AND TO:  The Lenders

1. Reference is made to (i) the credit agreement dated July 29th, 1999 among KeySpan Energy Development Co. (the "Borrower"), Royal Bank of Canada and the other financial institutions party thereto in their capacity as Lenders (the "Lenders") and Royal Bank of Canada in its capacity as Administrative Agent for the Lenders (the "Administrative Agent") relating to the establishment of a Cdn. $200,000,000 credit facility in favour of the Borrower (as amended, modified, supplemented or restated, the "Credit Agreement") and (ii) the guarantee of KeySpan Corporation (the "Guarantor") dated July 29th, 1999 in favour of the Administrative Agent and the Lenders (the "Guarantee"). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings attributed to such terms in the Credit Agreement.

2. This Compliance Certificate is delivered pursuant to Section 9.1(e)(iv) of the Credit Agreement.

3. The undersigned, [name], [title] of the Borrower hereby certifies that, as of the date of this Compliance Certificate, I have made or caused to be made such investigations as are necessary or appropriate for the purposes of this Compliance Certificate and:

(a) the [audited or unaudited] financial statements of the Borrower for the [Fiscal Year or Fiscal Quarter] ending , 199 , provided herewith or as previously provided to the Administrative Agent pursuant to Section 9.1(e) of the Credit Agreement were prepared in accordance with Canadian generally accepted accounting principles and present fairly, in all material respects, the financial condition and results of operations of the Borrower and each of its Subsidiaries as at the date thereof;

(b)               the representations and warranties made by the Borrower in
                  Section 8.1 of the Credit Agreement are true and correct in all material respects as at the date hereof, except as has heretofore been notified in writing to the Administrative Agent by the Borrower and waived by the Majority Lenders [or
                  except as described in Schedule   hereto];

(c) the Borrower is in compliance in all respects with all covenants in the Credit Agreement as at the date hereof, except as has heretofore been notified in writing to the Administrative Agent by the Borrower and waived by the Majority Lenders [or except as described in Schedule hereto];

(d) the Borrower is not in default under the terms and conditions of the Credit Agreement and there is no Default or Event of Default that has occurred and is continuing; [or except as
                  described in Schedule   hereto];

(e)               as of the date of this Compliance Certificate, the Guarantor's
                  senior unsecured long term debt is rated   by Moody's and   by
                  S&P (or   by a Substitute Rating Entity in accordance with
                  Section 1.7 of the Credit Agreement);

(f) the calculations used to determine the financial ratios set out in Section 10.1(r) of the Credit Agreement have been
                  attached as Schedule   hereto;

(g)               the [audited or unaudited] financial statements of the
                  Guarantor for the [Fiscal Year or Fiscal Quarter] ending   ,
                  199 , provided herewith or as previously provided to the Administrative Agent pursuant to Section 6.1( ) and ( ) of the Guarantee were prepared in accordance with generally accepted accounting principles in the United States of America and present fairly, in all material respects, the financial condition and results of operations of the Guarantor as of the date thereof; and

(h) the Guarantor is in compliance in all respects with all covenants in the Guarantee as at the date hereof, except as has heretofore been notified in writing to the Administrative Agent by the Borrower and waived by the Majority Lenders [or except as described in Schedule hereto].

         I give this Compliance Certificate on behalf of the Borrower and in my capacity as o of the Borrower, and no personal liability is created against or assumed by me in the giving of this Compliance Certificate.

         Dated at  , this   day of     ,   .



                  KEYSPAN ENERGY DEVELOPMENT CO.
                  Per:
                           --------------------------------------------------
                           Name:
                           Title:
                  [To be signed by the president or any vice-president of the Borrower]

         Schedule D to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                            FORM OF CONVERSION NOTICE

TO:  ROYAL  BANK OF  CANADA,  in its  capacity  as  Administrative  Agent of the
     Lenders

DATE:

1. This Conversion Notice is delivered to you pursuant to the terms and conditions of the credit agreement dated July 29th, 1999 among KeySpan Energy Development Co. (the "Borrower"), Royal Bank of Canada and the other financial institutions party thereto in their capacity as Lenders (the "Lenders"), and Royal Bank of Canada in its capacity as Administrative Agent for the Lenders (the "Administrative Agent") relating to the establishment of a Cdn. $200,000,000 credit facility in favour of the Borrower (as amended, modified, supplemented or restated, the "Credit Agreement"). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings attributed to such terms in the Credit Agreement.

2.       The Borrower hereby requests a Conversion as follows:

(a)      Credit Facility:  Loan in the [Revolving/Term] Period

(b)      Conversion Date:

(c)      Conversion of the following Loan under the Credit Facility:

          (i)  Type of Loan:

          (ii) Amount:

          (iii)Interest Period maturity (for LIBOR Loans, Bankers' Acceptances or BA Equivalent Loans made in lieu thereof):

         INTO the following Loan under the above Credit Facility:

          (iv) Type of Loan:

          (v)  Interest   Period   (specify   term  of  LIBOR  Loans,   Bankers'
               Acceptances or BA Equivalent Loans made in lieu thereof:

3.       Payment, delivery or issuance instructions (if any):


                    Yours truly,

                  KEYSPAN ENERGY DEVELOPMENT CO.
                  Per:
                             -----------------------------------------------
                             Name:
                             Title:


                    [To  be   signed   by  any  one  of  the   president,   a
                    vice-president, treasurer, controller or the corporate secretary of the Borrower]

         Schedule E to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                             FORM OF DRAWDOWN NOTICE

TO:  ROYAL  BANK OF  CANADA,  in its  capacity  as  Administrative  Agent of the
     Lenders

DATE:

1. This Drawdown Notice is delivered to you pursuant to the terms and conditions of the credit agreement dated July 29th, 1999 among KeySpan Energy Development Co. (the "Borrower"), Royal Bank of Canada and the other financial institutions party thereto in their capacity as Lenders (the "Lenders"), and Royal Bank of Canada in its capacity as Administrative Agent for the Lenders (the "Administrative Agent") relating to the establishment of a Cdn. $200,000,000 credit facility in favour of the Borrower (as amended, modified, supplemented or restated, the "Credit Agreement"). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings attributed to such terms in the Credit Agreement.

2.   The Borrower hereby requests a Drawdown as follows:

     (a)  Drawdown Date:

     (b)  Amount and Currency of Drawdown:

     (c)  Type of Loan:

     (d) Interest Period (specify term for LIBOR Loans, Bankers' Acceptances or BA Equivalent Loans made in lieu thereof):



     (e)  Payment, delivery or issuance instructions (if any):



3. The funding details respecting the Bankers' Acceptances contemplated to be issued in connection with this Drawdown Notice are set out in
         Exhibit 1 attached hereto.

                       Yours truly,

                       KEYSPAN ENERGY DEVELOPMENT CO.
                       Per:
                            --------------------------------------------------
                             Name:
                             Title:

                       [To  be   signed   by  any  one  of  the   president,   a
                       vice-president, treasurer, controller or the corporate secretary of the Borrower]

                                             Exhibit 1 to the Drawdown Notice

CONFIRMATION OF BANKERS' ACCEPTANCES FUNDING DETAILS



Further to the Drawdown Notice dated ________________, we confirm funding details in respect of Bankers' Acceptances for the period ________________ to
________________________.


=============================== ==================== ==================== ==================== ==================== ================
Name of Lender
------------------------------- -------------------- -------------------- -------------------- -------------------- ----------------
Face Amount
------------------------------- -------------------- -------------------- -------------------- -------------------- ----------------
Discount Rate
------------------------------- -------------------- -------------------- -------------------- -------------------- ----------------
Price
------------------------------- -------------------- -------------------- -------------------- -------------------- ----------------
Discount Proceeds
------------------------------- -------------------- -------------------- -------------------- -------------------- ----------------
Applicable BA Fee Rate
------------------------------- -------------------- -------------------- -------------------- -------------------- ----------------
Net Proceeds
------------------------------- -------------------- -------------------- -------------------- -------------------- ----------------
Broker Name/Location
------------------------------- -------------------- -------------------- -------------------- -------------------- ----------------
Split
=============================== ==================== ==================== ==================== ==================== ================



                                                  KEYSPAN ENERGY DEVELOPMENT CO.


                                                  Per:-----------------------
                                                      Name:
                                                      Title:

         Schedule F to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                                FORM OF GUARANTEE

                                    GUARANTEE

                               KEYSPAN CORPORATION

         THIS GUARANTEE is made as of July 29th, 1999 by KeySpan Corporation, a corporation duly organized and existing under the laws of the State of New York (the "Guarantor"), in favour of the Guarantee Beneficiaries.

     WHEREAS the Lenders have, pursuant to the Credit Agreement, made available the Credit Facility to the Borrower;

         AND WHEREAS the obligation of the Lenders to make the Credit Facility available to the Borrower is conditional on, among other things, the execution and delivery by the Guarantor of this Guarantee and, as consideration therefor and in order to induce the Lenders to make the Credit Facility available to the Borrower, the Guarantor has agreed with the Lenders and the Administrative Agent to guarantee the due and punctual payment and discharge of the Guaranteed Obligations in accordance with the provisions of this Guarantee;

         AND WHEREAS the Borrower is an indirect wholly owned Subsidiary of the Guarantor, and it is in the best interests of the Guarantor that the Credit Facility be made available by the Lenders to the Borrower;

         NOW THEREFORE, WITNESSETH THAT IN CONSIDERATION of the Lenders entering into the Credit Agreement with the Borrower and for other good and valuable consideration, the receipt and adequacy of which is acknowledged by the Guarantor, the Guarantor covenants and agrees as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

1.1     Definitions

         In this Guarantee, unless something in the subject matter or context is inconsistent therewith:

"Administrative Agent" means Royal Bank of Canada, when acting in its capacity as Administrative Agent under the Credit Agreement, and includes any successor Administrative Agent appointed pursuant to Section 13.10 of the Credit Agreement;

"Affiliate"  has  the  meaning  set  forth  in  the  Business  Corporations  Act
(Alberta);

"Applicable   Environmental   Laws"  means  those   Applicable  Laws  which  are
Environmental Laws;

"Applicable Law" means, with respect to any person, property, transaction or event, all applicable provisions of laws, statutes, regulations, rules, guidelines, by-laws, ordinances, treaties, orders, policies, judgments, decrees and official directives of any Governmental Authority or any person acting under any Governmental Authority;

"Banking Day" means a day, excluding Saturday and Sunday, on which banks generally are open for business in Calgary, Alberta, Canada and New York, New York, United States of America;

"Borrower" means KeySpan Energy Development Co., an unlimited liability company organized and existing under the laws of Nova Scotia, Canada, and any successor thereto permitted pursuant to the Credit Agreement;

"Borrower's Counsel" means the firm of Macleod Dixon, or such other firm of legal counsel as the Borrower may from time to time designate;

"Canadian Dollars" and "Cdn $" mean the lawful money of Canada;

"Canadian  Prime  Rate"  shall  have  the  meaning  given  to it in  the  Credit
Agreement;

"Commitment" has the meaning given to it in the Credit Agreement;

"Consolidated Tangible Net Worth" of the Guarantor means, at any time: (a) the total amount of common shareholders' equity of the Guarantor as shown on the most current consolidated balance sheet of the Guarantor at such time, as determined in accordance with GAAP; less (b) amounts in respect of (i) goodwill, trademarks, licenses, patents, patent rights, patent licenses, copyrights, trade names, organization expenses, licenses, franchises, share issuance expenses and other similar assets, and (ii) all other assets which are treated as intangibles in accordance with GAAP;

"Credit Agreement" means the document entitled "Credit Agreement", among the Borrower, the Lenders and the Administrative Agent, dated as of July 29th, 1999, as amended, restated, replaced or substituted from time to time, and includes all agreements and instruments entered into by the Borrower pursuant thereto or in connection therewith;

"Credit Facility" means the extendible revolving/term credit facility made available to the Borrower by the Lenders pursuant to, and subject to the terms and conditions of, the Credit Agreement;

"Debt" means senior, unsecured long term debt;

"Environmental Laws" mean all applicable federal, provincial, state, regional, municipal or local laws with respect to the environment or environmental or public health and safety matters contained in statutes, regulations, rules, by-laws, ordinances, treaties, orders, judgments, decrees, approvals, notices, permits or policies, guidelines or directives having the force of law;

"Equivalent Amount" means, on any date, the equivalent amount in Canadian Dollars or United States Dollars, as the case may be, after giving effect to a conversion of a specified amount of United States Dollars to Canadian Dollars or of Canadian Dollars to United States Dollars, as the case may be, at the noon spot rate of exchange for Canadian interbank transactions established by the Bank of Canada for the day in question, or, if such rate is for any reason unavailable, at the spot rate quoted for wholesale transactions by the Administrative Agent at approximately noon (Toronto time) on that date in accordance with its normal practice;

"Event of Default" shall have the meaning given to it in the Credit Agreement;

"Fiscal Quarter" means the first three months of a Fiscal Year, and each successive period of three months in such Fiscal Year;

"Fiscal Year" means the fiscal year as adopted by the Guarantor from time to time and which is currently the one year period commencing on January 1 of each year and ending on December 31 of each year;

"GAAP" shall have the meaning given to it in Section 1.7;

"Governmental Authority" means:

(b) any government, parliament or legislature, any regulatory or administrative authority, agency, commission or board (including any board having jurisdiction in respect of public utilities) and any other statute, rule or regulation making entity having jurisdiction in the relevant circumstances;

(c) any person acting under authority of any of the foregoing or under a statute, rule or regulation thereof; and

(d) any judicial, administrative or arbitral court, authority, tribunal or commission having jurisdiction in the relevant circumstances;

"Guarantee" means this guarantee, as it may be amended, restated, replaced or substituted from time to time;

"Guarantee Beneficiaries" means, collectively, the Administrative Agent and the Lenders;

"Guaranteed Obligations" means all present and future indebtedness, obligations and liabilities of the Borrower to the Guarantee Beneficiaries or any of them under or relating to the Credit Agreement, whether direct or indirect, absolute or contingent, matured or not, liquidated or unliquidated, and whether incurred alone or with others, and including, without limitation:

(a) indebtedness for principal (including obligations in respect of bankers' acceptances), interest (both before and after maturity, default and judgment), fees (including stamping fees and commitment fees), costs and expenses (including breakage costs and enforcement expenses) and indemnities; and

(b) obligations and liabilities under any order or judgment of any court of competent jurisdiction arising out of or related to the Credit Agreement;

"Lenders" means each of the financial institutions named on Schedule A to the Credit Agreement as a Lender which has executed the Credit Agreement, and any person which has become a party thereto as a Lender, and includes Royal Bank of Canada in its capacity as a Lender, but excluding any such financial institution, the Commitment of which has been reduced to zero, and excluding the Administrative Agent in its capacity as the Administrative Agent;

"Lenders' Counsel" means the firm of Stikeman, Elliott, or such other firm of legal counsel as the Administrative Agent may from time to time designate;

"Material Adverse Effect" means, with respect to the Guarantor, a material adverse effect on:

(a) its business, condition (financial or otherwise), operations, assets or properties, taken as a whole; provided that a Material Adverse Effect with respect to the Guarantor shall occur under this paragraph (a) only if there has been a Material Adverse Effect on the Guarantor and its Subsidiaries taken as a whole;

(b)  the validity or enforceability of this Guarantee;

(c) the ability of the Guarantor to perform its obligations under this Guarantee;

(d) the rights or remedies of the Guarantee Beneficiaries or any one or more of them under this Guarantee; or

(e) the ability of the Guarantor to pay any amounts payable by it under this Guarantee or under any other documents provided to or that the Guarantor enters into with the Guaranteed Beneficiaries or any one or more of them in connection with the Credit Agreement or this Guarantee;

"Moody's" means Moody's Investors Services, Inc., and its successors;

"person" includes an individual, corporation, partnership, joint venture, association, trust, unincorporated organization, government or any agency or instrumentality thereof, or any other entity;

"S&P" means Standard and Poor's Ratings Group, a division of McGraw-Hill, Inc., and its successors;

"Security Interest" means a mortgage, pledge, deposit by way of security, charge, hypothec, assignment by way of security, security interest, lien (whether statutory, equitable or at common law), title retention agreement, lease with option to purchase, right of set-off (if created for the purpose of directly or indirectly securing the repayment of borrowed money), and any other interest in property or assets, howsoever created or arising, that secures payment or performance of an obligation, including a trust and statutory deemed trust;

"Subsidiary" means:

(a) any corporation of which at least a majority of the outstanding shares having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, shares of any other class or classes of such corporation might have voting power by reason of the happening of any contingency, unless the contingency has occurred and then only for as long as it continues) is, at the time, directly or indirectly beneficially owned by the Guarantor or one or more of its Subsidiaries or by the Guarantor and one or more of its Subsidiaries; and

(b) any partnership of which at least a majority of the outstanding income interests or capital interests are at the time directly or indirectly beneficially owned by the Guarantor or one or more of its Subsidiaries or by the Guarantor and one or more of its Subsidiaries;

"Taxes" shall have the meaning given to it in the Credit Agreement;

"United States Dollars" and "U.S. $" means the lawful money of the United States of America; and

"Year 2000 Compliance" means a product is compliant if the product, when used in accordance with its associated documentation, is capable of processing, providing, and/or receiving data without material error relating to date data which represents or references different centuries or more than one century, provided all other products used with the product properly exchange similarly accurate date data with the product. "Year 2000 Compliant" shall have a corresponding meaning.

1.2     Headings and Guarantee References

(a) The division of this Guarantee into Articles and Sections, Schedules, the inclusion of a table of contents and the insertion of headings is for convenience of reference only and shall not affect the construction or interpretation of this Guarantee.

(b) The terms "this Guarantee", "hereof", "hereunder" and similar expressions refer to this Guarantee and not to any particular Article, Section, Schedule or other portion hereof, and include any amendments or supplements hereto. Unless otherwise stated, references herein to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Guarantee. References to "the date hereof" or similar references shall mean the date of this Guarantee.

1.3     Number; Person

         Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa.

1.4     Time; Including

(a) Unless otherwise stated, references to time shall mean local time in Calgary, Alberta, Canada.

(b) The word "including" shall not be construed to limit or restrict the generality of the matter that precedes it.

1.5     Legislation

         All references herein to a statute include, unless otherwise stated, regulations passed or in force pursuant thereto and any amendments to such statute or regulations from time to time, and any legislation or regulations substantially replacing the same or substantially replacing any specific provision to which such reference is made.

1.6     Administrative Agent for Guarantee Beneficiaries

(a) Any action that may be taken, communication or demand given or remedy exercised by the Guarantee Beneficiaries hereunder may be taken, given or exercised by the Administrative Agent on their behalf, and any payment required to be made by the Guarantor to the Guarantee Beneficiaries hereunder shall be made to the Administrative Agent on behalf of the Guarantee Beneficiaries.

(b) All documents, statements, certificates and other materials required to be delivered by the Guarantor to the Administrative Agent hereunder shall be delivered in a sufficient number of copies to allow the Administrative Agent to deliver one such copy to each Guarantee Beneficiary.

(c) A reference in this Guarantee to the "Guarantee Beneficiaries" shall be a reference to the Guarantee Beneficiaries or any one or more of them, as the case may be.

(d) The Guarantor shall be entitled to rely upon any certificate, notice or other document (including any facsimile) or other advice, statement or instruction provided to it by the Administrative Agent pursuant to this Guarantee. Except with respect to Sections 3.5, 3.14, 7.2 and any Lender's demand or enforcement of remedies hereunder (collectively, the "Guarantee Beneficiary Actions") the Guarantor shall be entitled to deal with the Administrative Agent with respect to all matters under this Guarantee, without any obligation whatsoever to satisfy itself as to the authority of the Administrative Agent to act on behalf of the Guarantee Beneficiaries and without any liability whatsoever to the Guarantee Beneficiaries for relying upon any certificate, notice or other document or other advice, statement or instruction provided to it by the Administrative Agent, notwithstanding any lack of authority of the Administrative Agent to provide the same.

          Notwithstanding the foregoing the applicable Guarantee Beneficiary may authorize the Guarantor to deal with the Administrative Agent with respect to any Guarantee Beneficiary Action undertaken by that Guarantee Beneficiary.

1.7     Accounting Principles

         Wherever in this Guarantee reference is made to "GAAP", such reference shall be deemed to be to the generally accepted accounting principles in the United States of America from time to time approved by the American Institute of Chartered Accountants, or any successor institute, applicable as at the date on which the relevant determination or calculation is made or required to be made. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Guarantee, such determination or calculation shall, unless the context otherwise requires, be made in accordance with GAAP applied on a consistent basis.

                                   ARTICLE 2
                            No collateral agreements
                            ------------------------

2.1     Acknowledgement

         The Guarantor confirms that its obligations under this Guarantee are not subject to any promise or condition affecting or limiting its liability, and no statement, representation, collateral agreement or promise by the Guarantee Beneficiaries or any of them or by any officer, employee or agent of any of them forms any part of this Guarantee or has induced the making thereof, or shall be deemed in any way to affect the Guarantor's liability hereunder. It is intended that all conditions and limitations relating to this Guarantee are expressly set out herein, failing which the Guarantor expressly waives reliance on any conditions or limitations not set forth herein as a defence to or limitation of its obligations hereunder.

2.2     Subsidiary Assets Not Charged

         This Guarantee is an unsecured guarantee and does not create or grant any charge on or security over any of the property and assets of the Guarantor or any of its Subsidiaries, including its Subsidiaries, Brooklyn Union, Brooklyn Union of Long Island and KeySpan Generation LLC (the "Utility Subsidiaries"). No lien, levy, execution, seizure, attachment, garnishment or other encumbrance whatsoever may be placed on or enforced against any of the property and assets of the Utility Subsidiaries, and no obligation of the Borrower or the Guarantor may be enforced against any of the Utility Subsidiaries, as a consequence of this Guarantee or in connection with the enforcement hereof, notwithstanding any Applicable Law, common law or equitable principle to the contrary, including any bankruptcy law, principle of consolidation or otherwise whatsoever; provided that nothing herein shall in any way restrict the Guarantee Beneficiaries from enforcing any claim or judgment pursuant to this Guarantee against any assets of the Guarantor, including against the shares or other securities of the Utility Subsidiaries held by the Guarantor.

                                    ARTICLE 3
                                    Guarantee
                                    ---------

3.1     Guarantee

         The Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Guarantee Beneficiaries the due and punctual payment and discharge of all of the Guaranteed Obligations. The Guarantor covenants that the Guaranteed Obligations will be duly and punctually paid and discharged in accordance with the terms of the Credit Agreement, whether the same become due on maturity, by mandatory prepayment, by demand, by acceleration or otherwise.

3.2     Continuing Guarantee

         This Guarantee shall be a continuing guarantee, shall cover and secure any ultimate balance of the Guaranteed Obligations owing to the Guarantee Beneficiaries, and shall be operative and binding notwithstanding that at any time or times the Guaranteed Obligations may be zero, or that any payments from time to time may be made to the Guarantee Beneficiaries, or any settlements of account effected, or any other thing whatsoever done, suffered or permitted, or any other action short of actual payment of all the Guaranteed Obligations and any other amounts payable hereunder.

3.3     Other Guarantors

(a) This Guarantee shall be operative and binding regardless of whether or not any proposed guarantor or any other persons have executed or shall execute a guarantee in respect of the Guaranteed Obligations or is or are or shall become in any other way responsible to the Guarantee Beneficiaries for or in respect of the Guaranteed Obligations or any part thereof, and regardless of whether or not any other persons now or hereafter liable to the Guarantee Beneficiaries for the Guaranteed Obligations or any part thereof (whether under this Guarantee or otherwise) shall cease to be so liable.

(b) The Guarantor's obligations hereunder shall be joint and several with any other guarantor guaranteeing all or any part of the Guaranteed Obligations.

3.4     Borrower

         This Guarantee shall extend to the Borrower's obligations to the Guarantee Beneficiaries under the Credit Agreement notwithstanding any change or changes in the name, business, shareholders, directorate, powers, objects, capital structure, organization or management of the Borrower, and notwithstanding any reorganization of the Borrower or the amalgamation or other merger or combination of the Borrower with another or others (including with the Guarantor, in which case the obligations of the Guarantor under and in respect of the Credit Agreement shall be direct), or the sale or disposal of any of the Borrower's properties, business or undertaking in whole or in part to another or others, or the amendment, surrender, forfeiture or termination of the Borrower's certificate of incorporation, memorandum of association, articles of association or by-laws or the receivership, dissolution, insolvency, winding-up, arrangement, reorganization, bankruptcy or liquidation of or in respect of the Borrower, and no such event shall lessen, release or discharge the obligations of the Guarantor under this Guarantee.

3.5     Acknowledgement of Continued Liability

         The Guarantor shall, from time to time, forthwith on the reasonable request of any Guarantee Beneficiary:

(a) deliver to such Guarantee Beneficiary suitable acknowledgements of the Guarantor's continued liability hereunder in such form as Lenders' Counsel may advise; and

(b) prevent any action brought against the Guarantor hereunder from being barred by any statute of limitations now or hereafter in force in the province of Alberta, Canada, the state of New York, United States of America and elsewhere, and in the event of the failure of the Guarantor to do so, the Guarantor hereby irrevocably appoints each Guarantee Beneficiary the attorney in fact and agent of the Guarantor to make, execute and deliver such written acknowledgements or other instruments as may from time to time become necessary or advisable to fully maintain and keep in force the liability of the Guarantor hereunder.

3.6     Payment on Demand; Interest

(a) At any time when an Event of Default is continuing, the Guarantee Beneficiaries shall be entitled to immediate payment of the Guaranteed Obligations by the Guarantor on written demand for payment made by the Administrative Agent on the Guarantor.

(b) If and whenever the Administrative Agent makes demand for payment upon the Guarantor as provided in this Section, the Guarantor shall be liable to the Guarantee Beneficiaries for the amount demanded directly as principal, and not just as surety, and will not plead or assert to the contrary in any proceeding taken by or on behalf of the Guarantee Beneficiaries in enforcing this Guarantee.

(c) The Guarantor shall pay interest on the amount of the Guaranteed Obligations for which demand shall have been made hereunder (but without duplication of interest payable under the Credit Agreement), computed from and including the date of the applicable demand until payment in full, both before and after default, maturity and judgment, at the rate or rates provided in the Credit Agreement in respect of the obligation so demanded, calculated and compounded in the manner set out in the Credit Agreement.

(d) All amounts payable by the Guarantor under this Guarantee shall be paid without set-off or counterclaim and without any deduction whatsoever.

(e) The Guarantor acknowledges that the Guaranteed Obligations may be payable either in United States Dollars or Canadian Dollars or partly in one currency and partly in the other, and, without limiting the effect of Section 8.3, the Guarantor agrees to make all required payments hereunder in the currency or currencies in which such Guaranteed Obligations are owing by the Borrower.

3.7     Statement of Obligations

         Any account settled between the Administrative Agent and the Borrower as to the amount of the Guaranteed Obligations shall be conclusive evidence thereof. All right to question in any way the Guarantee Beneficiaries' present or future method of dealing with the Borrower, or with any persons now or hereafter liable to the Guarantee Beneficiaries for the Guaranteed Obligations or any part thereof, or with any security held by the Guarantee Beneficiaries, or with any property covered thereby, is hereby waived. The Guarantor waives any right it may otherwise have to be kept appraised, advised or informed by the Guarantee Beneficiaries (or any of them) of the activities, or of the position (financial or otherwise), of the Borrower. The Guarantor hereby renounces all benefits of discussion and division.

3.8     Not Bound to Exhaust Recourse

         The Guarantee Beneficiaries shall not be bound to exhaust their recourse against the Borrower or to pursue any rights or remedies they may have against the Borrower or any other persons, or to pursue any rights or remedies under any security, or to value any security, or to make any demand on or present any note or security to the Borrower or any other person, before demanding or being entitled to payment from the Guarantor hereunder.

3.9     Corporate Authority

         The Guarantee Beneficiaries shall not be concerned to see or enquire into the status, powers, capacity, authority or ability of the Borrower or any of its directors, officers or agents acting or purporting to act on its behalf, and all moneys, advances, renewals and credits in fact borrowed or obtained in the professed exercise of such powers shall be deemed to form part of the Guaranteed Obligations even if irregularly, fraudulently, defectively or informally effected, or in excess of the powers or authority of the Borrower or any of its directors, officers or agents, and notwithstanding any incapacity or disability of any thereof, and further notwithstanding any actual or constructive notice of the Administrative Agent or any of the Guarantee Beneficiaries of the authority or lack of authority of the Borrower or its directors, officers, employees or agents.

3.10    Reinstatement

         This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Guaranteed Obligations or any part thereof is rescinded or must otherwise be restored or returned by the Guarantee Beneficiaries or any of them upon the insolvency, bankruptcy or reorganization of the Borrower or the Guarantor or for any other reason whatsoever, all as though such payment had not been made.

3.11    Subrogation and Indemnity

         The Guarantor shall not exercise any rights which it may have acquired by way of subrogation, indemnity or contribution under this Guarantee (by virtue of any payment being made by it hereunder, or any liability of it to make payment hereunder, or otherwise) or exercise any right of contribution against any other guarantor, unless and until all Guaranteed Obligations have been finally paid and performed in full. If any amount shall be paid (including through any exercise of set-off rights) to the Guarantor arising out of or based upon such right of subrogation, indemnity or contribution at a time when the Guaranteed Obligations have not been finally paid and performed in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held by the Guarantor in trust for, the Guarantee Beneficiaries, and shall forthwith be paid to the Guarantee Beneficiaries, to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

3.12    Postponement of Claims

         All indebtedness, obligations and liabilities, present and future, direct or indirect, of the Borrower to the Guarantor (the "Intercorporate Debt"), together with each and every security therefor, shall be and is hereby subordinated and postponed to the prior payment in full of all of the Guaranteed Obligations, and all monies received by the Guarantor on account of the principal amount of any Intercorporate Debt, and all monies received by the Guarantor on account of interest or other amounts paid or payable in respect of any Intercorporate Debt at any time following the occurrence and during the continuance of an Event of Default, shall be received and held by the Guarantor in trust for the Guarantee Beneficiaries, and forthwith upon demand by the Administrative Agent shall be paid over to the Guarantee Beneficiaries and applied to the Guaranteed Obligations until the Guaranteed Obligations are finally paid and satisfied in full, all without prejudice to, and without in any way limiting or lessening, the liability of the Guarantor to the Guarantee Beneficiaries under this Guarantee.

3.13    Filing of Claims in Insolvency

         Notwithstanding Section 3.12, on request by the Administrative Agent, the Guarantor will file, enforce and collect all claims against the Borrower in any receivership, bankruptcy or other proceedings in which the filing of claims is contemplated by law in respect of any indebtedness of the Borrower to the Guarantor, and will hold in trust and assign to the Administrative Agent, on behalf of the Guarantee Beneficiaries, all of the Guarantor's rights thereunder. If the Guarantor fails to file, enforce or collect any such claim:

(a) the Administrative Agent, as attorney in fact and agent of the Guarantor, is hereby authorized to do so in the name of the Guarantor or, in its discretion, to assign the claim to the Administrative Agent on behalf of the Guarantee Beneficiaries and to cause a proof of claim to be filed in the Guarantee Beneficiaries' name or the name of the Administrative Agent; and

(b) in all such cases, the person or persons authorized to pay such claim shall be fully authorized and entitled to pay to the Guarantee Beneficiaries or the Administrative Agent the full amount payable on the claim in the proceeding before making any payment to the Guarantor, and to the extent necessary to give effect hereto, the Guarantor hereby assigns to the Administrative Agent on behalf of the Guarantee Beneficiaries all of its rights to any payments or distributions to which the Guarantor otherwise would be entitled in such proceeding.

3.14    Appropriation

         The Guarantee Beneficiaries shall be at liberty (without in any way prejudicing or affecting their rights hereunder) to appropriate any payment made or monies received to any portion of the Guaranteed Obligations, whether then due or to become due, and from time to time to revoke or alter any such appropriation, all as the Guarantee Beneficiaries see fit; provided that any such payment or monies shall first be applied against Guaranteed Obligations which are due before being appropriated to Guaranteed Obligations which are not due.

3.15    Interest Act

         The Guarantor hereby acknowledges that certain of the rates of interest applicable to the Guaranteed Obligations or any other amounts payable by the Guarantor hereunder may be computed on the basis of a year of 360 days or 365 days, as the case may be, and paid for the actual number of days elapsed. For purposes of the Interest Act (Canada), whenever any interest is calculated using a rate based on a year of 360 days or 365 days, as the case may be, such rate, determined pursuant to such calculation, when expressed as an annual rate, is equivalent to the amount obtained when the product of:

(a) the applicable rate based on a year of 360 days or 365 days, as the case may be; and

(b) the actual number of days in the calendar year in which the period for such interest is payable (or compounded) ends;

is divided by 360 or 365, as the case may be.

                                   ARTICLE 4
                            OBLIGATIONS NOT RELEASED

4.1     Obligations Absolute

         The obligations of the Guarantor hereunder shall be absolute and unconditional, and shall not be released, discharged or in any way lessened, abated or reduced by:

(a) the Guarantee Beneficiaries agreeing to any renewal, extension, change, variation, alteration, waiver or modification in or in respect of the Guaranteed Obligations, the Credit Agreement or any security, or anything done, suffered or permitted by the Guarantee Beneficiaries in relation to the Guaranteed Obligations, the Credit Agreement, or any security, including any amendment or change in the manner, time, place or calculation of payment of the Guaranteed Obligations (including increases or decreases in interest rates);

(b) extensions of time or any indulgence being given to the Borrower or any other person by the Guarantee Beneficiaries,

(c) any contest by the Borrower or any other person as to the validity or enforceability of any terms of the Credit Agreement or any security provided in respect of the Credit Agreement or of the amount of the Guaranteed Obligations;

(d) any defence, counter-claim or right of set-off available to the Borrower or the Guarantor, whether in connection with this Guarantee or the Credit Agreement or any unrelated transaction;

(e) the merging of the Credit Agreement, any security or the Guaranteed Obligations or other obligations of the Borrower in, or any alteration thereof by virtue of, any subsequent agreement or amending agreement;

(f)  the  Guarantee   Beneficiaries   agreeing  to  any  compromise,   proposal,
     arrangement or plan of reorganization affecting the Borrower or any other guarantor;

(g) the Guarantee Beneficiaries agreeing to the release at any time or from time to time of any other guarantor or other person liable directly or as surety or otherwise for the Guaranteed Obligations or any part thereof, or the addition of any guarantor, endorser or surety from time to time;

(h) the Guarantee Beneficiaries failing or omitting to take, or refraining from taking, any action to enforce the Credit Agreement, or any security or any rights or remedies thereunder, or proving the claim or part of the claim of the Guarantee Beneficiaries in any liquidation, bankruptcy, winding-up, compromise, receivership, arrangement or other proceeding relating to the Borrower or any other person;

(i) the lack of validity or enforceability (in whole or in part) for any reason of, or any informality, defect or irregularity in or omission from, the Guaranteed Obligations, the Credit Agreement or any security, or any impossibility, impracticability, frustration, illegality, force majeure, act of government or change in Applicable Laws, or the loans, advances or other obligations constituting the Guaranteed Obligations having been made in excess of the power of the Guarantee Beneficiaries or any of them or in contravention of any of their governing statutes or constating documents;

(j) any invalidity, irregularity or unenforceability of any term, condition, covenant or obligation in or arising under, or pursuant to, this Guarantee or the Credit Agreement or any other guarantee held by the Administrative Agent or the Lenders for the Guaranteed Obligations;

(k) any common law or statute bar on enforcement of the whole or any part of the Guaranteed Obligations, the Credit Agreement or any security, or any stay of proceedings in respect of the Borrower or any other direct or indirect guarantor of the Guaranteed Obligations;

(l) any defence that the Guarantor might have based on a failure to have been or to have remained informed of the condition (financial or otherwise) of the Borrower or any other guarantor, or of any circumstances affecting the ability of the Borrower to perform under the Credit Agreement;

(m)  any incapacity,  disability or lack or limitation of status or power of the
     Borrower,   the  Guarantor  or  any  other   guarantor  of  the  Guaranteed
     Obligations;

(n) any notice by the Guarantor purporting in any way to limit its liability hereunder in respect of any Guaranteed Obligations, whether arising prior or subsequent to such notice;

(o)  the bankruptcy, insolvency,  liquidation,  dissolution or winding up of the
     Borrower,   the  Guarantor  or  any  other   guarantor  of  the  Guaranteed
     Obligations;

(p) any Applicable Law now or hereafter in effect in any jurisdiction affecting any of the Guaranteed Obligations or the rights of the Administrative Agent or the Lenders with respect thereto; or

(q) any other event or circumstance which might otherwise constitute a legal or equitable defence available to, or discharge of, the Guarantor, the Borrower or any other person of or in respect of the Guaranteed Obligations;

in each case regardless of how substantial or material such event or circumstance mentioned above may be, or however prejudicial it may be to the Guarantor, and without any requirement for notice to the Guarantor of any of the foregoing.

4.2     Security provided by the Borrower

(a) Without limiting the generality of Section 4.1, the Guarantee Beneficiaries shall, subject to the provisions of the Credit Agreement, be at liberty (without in any way prejudicing or affecting their rights hereunder) from time to time to receive any security for the Guaranteed Obligations or any part thereof as they may deem proper, and may give-up, vary, exchange, release, discharge, waive, postpone, subordinate, abandon or otherwise deal with, or fail to deal with, security or any part thereof or property covered thereby or allow the Borrower or others to deal with the property covered thereby, all as the Guarantee Beneficiaries may consider expedient or appropriate; provided that nothing in this Guarantee shall obligate the Borrower or the Guarantor to provide any such security.

(b) The Guarantee Beneficiaries may, without releasing in whole or in part the Guarantor, abstain from perfecting or registering, or from continuing any such perfection or registration, or from taking advantage of, any security or the provisions of any Applicable Laws relating thereto.

(c) The Guarantee Beneficiaries may realize or refrain from realizing upon any security when, and in such manner as, the Guarantee Beneficiaries deem expedient, and the Guarantor waives any right it may have to receive notice of any actions or proceedings taken in respect thereof.

(d)      Neither:

     (i) any loss of or in respect of any security or the property covered thereby, whether occasioned by the negligence or wilful misconduct of the Guarantee Beneficiaries or otherwise (including improvident or improper handling, collection or realization thereof or thereunder); nor

     (ii) the failure by the Guarantee Beneficiaries, in whole or in part, to put or keep themselves in a position to deliver the security or any of it to the Guarantor on payment of the Guaranteed Obligations;

          shall in any way limit, lessen or release or otherwise abate the liability of the Guarantor hereunder.

(e) The Guarantor shall not have any recourse against the Administrative Agent or the Lenders for any invalidity, non-perfection or unenforceability of any security held by the Administrative Agent or the Lenders in respect of the Guaranteed Obligations or any irregularity or defect in the manner or procedure by which the Administrative Agent or the Lenders realize on such security, whether occasioned by the fault of the Administrative Agent or the Lenders or otherwise.

4.3     Dealing with the Borrower

         It is the intent of the Guarantor and the Guarantee Beneficiaries that the Guarantee Beneficiaries may discontinue, reduce, increase or otherwise vary the Guaranteed Obligations and otherwise deal, in the broadest sense of that word, with the Borrower and others, including any other guarantor, as the Guarantee Beneficiaries may see fit, all without prejudice to or in any way limiting or lessening the Guarantor's liability hereunder and without necessity for obtaining the consent of, or giving notice to, the Guarantor.

4.4     Extensions

         Without limiting the generality of the foregoing Sections in this Article, the Guarantor hereby specifically authorizes and consents to any requests now or hereafter made by the Borrower from time to time for any extension of the revolving period or any maturity date under the Credit Agreement, and to the granting by the Guarantee Beneficiaries of any such extension from time to time, regardless of whether or not the Guarantor signs or otherwise consents to any particular request. For certainty, but without limitation, all amounts advanced and otherwise owing during any such extended period, and all interest thereon and fees, expenses and indemnities related thereto, shall form part of the Guaranteed Obligations.

4.5     Increased Commitments

         Notwithstanding anything to the contrary contained herein if and whenever the Guarantee Beneficiaries and the Borrower amend or restate the Credit Agreement by agreement in writing to increase the aggregate principal amount of the Commitments, the Guarantor shall not be liable hereunder to pay any such aggregate principal amount of the Commitments in excess of Cdn. $200,000,000 (or the Equivalent Amount thereof) unless the Guarantor has agreed in writing with the Guarantee Beneficiaries to be liable for such excess aggregate principal amount; provided that the foregoing provisions of this Section shall not relieve the Guarantor of any other obligations under this Guarantee all of which other obligations shall continue in full force and effect and shall be binding on the Guarantor.

                                   ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

5.1     Representations and Warranties By the Guarantor

         The Guarantor represents and warrants to the Guarantee Beneficiaries as follows, and acknowledges that the Guarantee Beneficiaries are relying on such representations and warranties in entering into the Credit Agreement and making the Credit Facility available to the Borrower:

(a)      Incorporation and Registration:  it is:

     (i) duly organized and validly existing under the laws of the State of New York and is a valid and subsisting corporation in good standing under the laws of the State of New York;

     (ii) duly licensed, registered or qualified to carry on business in the State of New York, and in all other jurisdictions where the character of its property owned or leased or the nature of the activities conducted by it makes such licensing, registration or qualification necessary and where a failure to so register would have a Material Adverse Effect in respect of the Guarantor;

     (iii)a public corporation with its common shares listed and posted for trading on the New York Stock Exchange;

(b) Corporate Power and Capacity: it has the full corporate power, capacity and authority to own or lease its properties, to carry on its businesses as presently conducted, to guarantee obligations and to perform all of its obligations hereunder. Without limiting the generality of the foregoing, there are no restrictions, limitations, conditions or constraints of any nature whatsoever (whether by Applicable Law, contract or otherwise) in respect of or adversely affecting the power, capacity and authority of the Guarantor to execute, deliver and perform all of its obligations under this Guarantee;

(c) Principal Business; Licenses and Permits: it has obtained and continues to hold all licences, permits, franchises, consents and other authorizations materially necessary to its ownership of its material property and to the conduct of its material business;

(d) Authorizations: it is duly authorized to guarantee the Guaranteed Obligations and to execute, deliver and perform its obligations under and in respect of this Guarantee, and all corporate steps and proceedings necessary for the due execution and delivery of this Guarantee by it and the performance of its obligations hereunder have been taken;

(e) Validity and Enforceability: this Guarantee has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable by the Guarantee Beneficiaries in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar Applicable Laws affecting creditor's rights generally from time to time in effect, and to equitable principles, which may limit the availability of certain remedies, including the remedy of specific performance;

(f) Non-Violation of Instruments: the execution, delivery and performance by it of this Guarantee does not and will not: (i) contravene its charter or by-laws; (ii) contravene any Applicable Laws (including any financial assistance prohibitions of Applicable Laws); (iii) contravene any instrument, indenture, contract or other agreement or commitment to which it or its assets are bound, or require any consent thereunder, except to the extent that if any such contravention occurred or if such consent was not received that in either case there would not be a Material Adverse Effect on the Guarantor; or (iv) contravene any resolution of its directors or officers or any committee of either;

(g) Approvals and Consents: no consent, authorization, approval or other action by, and no notice to or filing or registration with, any Governmental Authority is required to be obtained or made by or on behalf of the Guarantor for the due execution, delivery and performance by it of this Guarantee or to ensure the validity or enforceability thereof against it, other than those that have been made or obtained;

(h) No Actions: there are no actions, suits, claims or proceedings (including counterclaims or third party proceedings) existing or, to its knowledge, threatened against it or its property or its Subsidiaries or their properties before any Governmental Authority having jurisdiction in the circumstances in respect of which there is a reasonable possibility of a determination adverse to the Guarantor or any of its Subsidiaries which would be reasonably likely to have a Material Adverse Effect in respect of the Guarantor, except as set forth on Schedule 1 hereto;

(i) Title to Shares: it has indirect ownership of 100% of the issued and outstanding shares of every class of the capital stock of the Borrower, free and clear of any Security Interests or adverse claims whatsoever;

(j) Pari Passu: all of its payment obligations under this Guarantee rank at least pari passu in priority of payment with its other Debt and in priority to all of its indebtedness for borrowed money to any of its Affiliates;

(k) Financial Information: its audited consolidated financial statements, (including its consolidated balance sheet, its consolidated statement of income and its consolidated statement of cash flows) for the period ending December 31, 1998 are true and correct in all material respects as at the date thereof, have (in respect of financial data) been prepared in accordance with GAAP, and fairly present its financial position and condition as at the date thereof;

(l) Financial Condition: since December 31, 1998 nothing has occurred (whether external or internal to it) which has had, or would be reasonably likely to have, a Material Adverse Effect in respect of the Guarantor; and

(m) Ratings of Debt: its Debt is rated A3 by Moody's and A- by S&P as of the date hereof.

5.2     General

(a) The Guarantor acknowledges that the Guarantee Beneficiaries have entered into the Credit Agreement and agreed to extend credit to the Borrower in full reliance upon the foregoing representations and warranties. Such representations and warranties shall survive until the Credit Agreement and this Guarantee have been terminated by the Guarantee Beneficiaries. Any investigations made at any time by or on behalf of any of or all of the Guarantee Beneficiaries shall not diminish in any respect whatsoever any Guarantee Beneficiary's right to rely on such representations and warranties.

(b) All statements certified as true in any certificates or other documents and all information contained in any financial statements delivered by or on behalf of the Guarantor under or pursuant to this Guarantee shall constitute representations and warranties made by the Guarantor to the Guarantee Beneficiaries under this Guarantee.

                                    ARTICLE 6
                                    COVENANTS
                                    ---------

6.1     Covenants of the Guarantor

         The Guarantor covenants and agrees with the Guarantee Beneficiaries that it shall:

(a) Maintain Corporate Existence: except as permitted by paragraph (d), maintain and preserve its corporate existence and organization in good standing in each jurisdiction in which it carries on a material business or owns material property, and make all corporate and other filings necessary therefore, and obtain and maintain all licences, permits, franchises, consents and other authorizations materially necessary to the ownership of its material property and to the conduct of its material business in each such jurisdiction;

(b) Conduct Business: carry on and continuously conduct its businesses, activities and operations in an efficient, diligent and businesslike manner and in accordance with good industry practices unless failure to do so would not have a Material Adverse Effect on the Guarantor;

(c) Comply with Laws: comply in all material respects with Applicable Laws, including Applicable Environmental Laws, where failure to do so would be likely to have a Material Adverse Effect in respect of the Guarantor;

(d) Reorganizations: not become a party to any transaction whereby all or any substantial part of its property would become the property of any other person, whether by way of reconstruction, reorganization, arrangement, recapitalization, consolidation, dissolution, winding-up, liquidation, amalgamation, merger, combination, transfer, sale, lease or otherwise, unless:

(i) the successor or acquiror resulting from such transaction ("Successor Corporation") is (or upon consummation of the transaction will be) a corporation or other legal entity incorporated, continued or amalgamated and validly subsisting under the laws of the United States of America (or one of its States), the laws of Canada (or one of its Provinces) or the laws of a member state of the European Union;

(ii) the Successor Corporation has executed, prior to or contemporaneously with the consummation of such transaction, such instruments, if any, as are, in the opinion of Lenders' Counsel (acting reasonably), necessary or advisable to evidence the obligation of the Successor Corporation to observe and perform all the Guarantor's obligations under this Guarantee;

(iii) no default has occurred and is continuing under this Guarantee immediately prior to such transaction or will occur or would be continuing under this Guarantee immediately after such transaction;

(iv) such transaction does not result in a Material Adverse Effect in respect of the Guarantor, or adversely affect the validity or enforceability of this Guarantee in any manner; and

(v) the Debt of the Successor Corporation has been assigned a rating of at least Baa3 by Moody's (or an equivalent rating by a substitute rating entity which are both acceptable to the Guarantee Beneficiaries) and BBB- by S&P (or an equivalent rating by a substitute rating entity which are both acceptable to the Guarantee Beneficiaries);

(e) Annual Financial Statements: furnish to the Administrative Agent, within 120 days after the end of each of its Fiscal Years, audited annual financial statements of it (including, without limitation, its consolidated balance sheet, its consolidated statement of income and its consolidated statement of cash flows), prepared in accordance with GAAP and setting forth in each case comparative figures from its preceding fiscal year, together with a report of auditors of recognized national standing thereon;

(f) Quarterly Financial Statements: furnish to the Administrative Agent, within 60 days after the end of each of its first, second and third Fiscal Quarters and within 120 days after the end of its fourth Fiscal Quarter, of each of its Fiscal Years, unaudited financial statements of it for each such quarter (including, without limitation, its consolidated balance sheet, its consolidated statement of income and its consolidated statement of cash flows) prepared in accordance with GAAP, setting forth in each case comparative figures for the corresponding period in the preceding fiscal year;

(g) Other Financial Reports: promptly furnish to the Administrative Agent any financial or operating statements or reports relating to its business or affairs as the Administrative Agent may reasonably request from time to time in writing;

(h) Maintain Property: maintain, protect and preserve its property and assets in accordance with good business practice except to the extent that failure to do so would not have a Material Adverse Effect on the Guarantor;

     (i)  Notices: promptly given written notice to the Administrative Agent of:

     (i) Defaults: any breach of a representation, warranty or any covenant, or other default, under this Guarantee, promptly (but in any event with 7 Banking Days) after it becomes aware of the same;

     (ii) Financial Reporting: any material amendment to its method of financial
          reporting,   together  with  full  particulars  thereof,  the  reasons
          therefor and effect thereof;

     (iii)Actions Against: the commencement of, or any new development in, any action, suit or proceeding against it before any Governmental Authority which individually or together with any such other actions, suits or proceedings against it could reasonably be expected to have a Material Adverse Effect;

     (iv) Amendments to Charter or By-laws: any material amendment of its charter or by-laws, such notice to include a copy of the amendment;

     (v) Credit Agreement Defaults: any material default by it under any agreement or agreements creating, evidencing or guaranteeing indebtedness for borrowed money in an aggregate amount in excess of U.S.$50,000,000 (or the Equivalent Amount in other currencies), or any default or event which could entitle the lender or holder thereof to accelerate the payment of such indebtedness in excess of such aggregate amount; and

     (vi) Rating Changes: any change in the rating of its Debt by Moody's or S&P, or the failure of either Moody's or S&P to rate its Debt;

(j) Maintain Ownership of Borrower: maintain direct or indirect ownership of all of the issued and outstanding shares of all classes of the capital stock of the Borrower;

(k) Restriction on Disposition of Assets: not, in any Fiscal Year, sell or dispose of (other than in connection with a transaction permitted by, and undertaken in accordance with the provisions of, Section 6.1(d)) any substantial part of its property or assets; provided that the foregoing shall not prohibit any such sale or disposition which, together with all other such sales or dispositions in any Fiscal Year, could not reasonably be expected to have a Material Adverse Effect; and provided further that in any event, the Guarantor shall at all times, both before and after any such sale or disposition, continue to have a Consolidated Tangible Net Worth equal of at least U.S.$1,600,000,000;

(l) Subordination: ensure that payment of all long term debt for borrowed money (including any current portion of that long term debt) owed by the Guarantor to any Affiliate of the Guarantor is postponed and subordinated in right of payment to all amounts payable by the Guarantor to the Guarantee Beneficiaries under this Guarantee;

(m) Guaranteed Obligations Pari Passu: ensure that the Guaranteed Obligations rank at least pari passu in priority of payment with all other long term debt for borrowed money of the Guarantor;

(n) Maintenance of Ratings: cause its Debt to continue to be assigned a rating by each of Moody's and S&P;

(o) Remain Publicly Traded: cause its common stock or other equity securities to continue to be listed and posted for trading on the New York Stock Exchange;

(p) Pay all Amounts: punctually pay all amounts payable by it pursuant to this Guarantee; and

(q) Year 2000 Compliance: take all reasonable commercial efforts as part of its Year 2000 Compliance program, to ensure that its material mission-critical computer systems and programs are Year 2000 Compliant as soon as practicable and, in any event before December 31, 1999.

                                   ARTICLE 7
                             EXPENSES AND INDEMNITY
                             ----------------------

7.1     Expenses

         The Guarantor shall pay to the Guarantee Beneficiaries all reasonable out-of-pocket costs and expenses, including all reasonable legal fees (on a solicitor and his own client basis) and other expenses incurred by the Guarantee Beneficiaries from time to time in the enforcement, realization and collection of or in respect of this Guarantee. All such amounts shall be payable by the Guarantor on demand, shall bear interest at a rate per annum equal to the Canadian Prime Rate plus 2% per annum, calculated from the date incurred by the Guarantee Beneficiaries to the date paid by the Guarantor, compounded monthly on the last day of each month, both before and after default, maturity and judgment.

7.2     Indemnity

         The Guarantor shall indemnify the Guarantee Beneficiaries and hold them harmless against all losses, costs, expenses, liabilities, claims or damages (collectively, the "Claims") incurred by the Guarantee Beneficiaries as a result of:

(a) any representation or warranty made herein by the Guarantor being incorrect at the time it was made;

(b)  a default by the Guarantor in the payment of any Guaranteed Obligations;

(c) the failure by the Guarantor to comply with any of its covenants or other obligations hereunder; or

(d)  non-compliance by the Guarantor with Applicable Environmental Laws;

provided that this indemnity shall not apply in respect of any Claims which are caused by the gross negligence or wilful misconduct of the Guarantee Beneficiary claiming to be indemnified.

         Without limiting the generality of the foregoing, the foregoing indemnities shall extend to:

(i) reasonable legal fees (on a solicitor and his own client basis), including the costs of defending and/or counterclaiming or claiming over against third parties in respect of any action or matter; and

(ii) any amounts payable arising out of a settlement of any action brought against the Guarantee Beneficiaries with or without the consent of the Guarantor.

         The foregoing indemnities shall also extend to the officers, directors, employees, agents, shareholders and assignees of the Guarantee Beneficiaries, and the Guarantee Beneficiaries will hold the benefit of the foregoing indemnities in trust for such indemnified parties to the extent necessary to give effect hereto. A certificate of a Guarantee Beneficiary (accompanied by reasonably detailed particulars) as to the amount of any such loss or expense shall be prima facie proof of the amount thereof. The amount required to be paid by the Guarantor hereunder shall be payable by the Guarantor on demand, and shall bear interest at Canadian Prime Rate plus 2% per annum, calculated from the date any indemnified amount is paid by any one or more Guarantee Beneficiaries to the date paid by the Guarantor, both before and after default, maturity and judgment. The undertakings and indemnities set out in this Section shall survive the payment and satisfaction of the Guaranteed Obligations and the termination of the Credit Agreement and this Guarantee.

                                    ARTICLE 8
                                     GENERAL
                                     -------

8.1     Notice

         Any notice, communication or demand to be made or given hereunder shall be in writing and may be made or given by personal delivery or by telecopy or other electronic means of communication addressed as follows:

                  To the Guarantor:

                  KeySpan Corporation
                  1 Metro Tech Centre
                  Brooklyn, New York
                  11201

                  Attention:        Treasurer
                  Telecopier No.:   (718) 403-6421

                  To the Administrative Agent and Guarantee Beneficiaries:

                  Royal Bank of Canada
                  Global Syndications - Canada
                  12th Floor, South Tower
                  Royal Bank Plaza, 200 Bay Street
                  Toronto, Ontario
                  M5J 2J2

                  Attention:        Manager, Agency
                  Telecopier No.:   (416) 974-2407

or such other address or telecopy number as any party may from time to time notify the other in accordance with this Section. Any notice, communication or demand made or given by personal delivery during usual business hours at the place of receipt on a Banking Day shall conclusively be deemed to have been given on the day of actual delivery thereof. Any notice, communication or demand made or given by personal delivery or by telecopier or other electronic means of communication after normal business hours at the place of receipt or otherwise than on a Banking Day shall be conclusively deemed to have been made or given at 9:00 a.m. on the Banking Day following actual delivery or transmittal, as the case may be.

8.2     Governing Law and Jurisdiction

(a) This Guarantee and any other documents delivered hereunder shall be governed by and interpreted in accordance with the laws of Alberta and the laws of Canada applicable therein, and shall in all respects be treated as Alberta contracts.

(b) The Guarantor hereby (i) irrevocably submits to the jurisdiction of the courts of the Province of Alberta over any suit, action or proceeding arising out of or relating to this Guarantee; (ii) irrevocably agrees that all claims in respect of any suit; action or proceeding may be heard and determined in such courts; (iii) irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such courts and any claim that any such suit, action or proceeding brought in such courts has been brought in an inconvenient forum; and (iv) irrevocably appoints Macleod Dixon (the "Process Agent"), with an office at the date hereof at 3700, 400 - 3rd Avenue S.W., Calgary, Alberta, T2P 4H2, as its authorized agent to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding, and upon which such process may be served. Service of all process which may be served in any suit, action or proceeding on the Guarantor may be made by delivering a copy of such process to the Process Agent at the Process Agent's above address, and the Guarantor hereby irrevocably authorizes and directs the Process Agent to receive such service on its behalf. Notwithstanding the foregoing the Guarantor may from time to time request by notice in writing to the Administrative Agent that the person designated as Process Agent and/or the address of the Process Agent be changed and if the Administrative Agent agrees to that change "Process Agent" as used herein shall mean that the new person designated as Process Agent or if applicable, the new address of the Process Agent as agreed by the Administrative Agent. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other manner provided by law. Nothing in this section shall affect the right of the Administrative Agent and the Lenders to serve process in any manner permitted by law, or limit the rights of the Administrative Agent and the Lenders to bring proceedings against the Guarantor in the courts of any other jurisdiction.

8.3     Judgment Currency

(a) If, for the purpose of obtaining or enforcing judgment against the Guarantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 8.3 referred to as the "Judgment Currency") an amount due in Canadian Dollars or United States Dollars under this Guarantee (including a conversion of United States Dollars to Canadian Dollars), the conversion shall be made at the rate of exchange prevailing on the Banking Day immediately preceding:

          (i) the date of actual payment of the amount due, in the case of any proceeding in the courts of any jurisdiction that will give effect to such conversion being made on such date; or

          (ii) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction;

          (the date as of which such conversion is made pursuant to this Section
          8.3 being hereinafter in this Section 8.3 referred to as the "Judgment Conversion Date").

(b) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 8.3, there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the Guarantor shall pay such additional amount (if any) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of Canadian Dollars or United States Dollars, as the case may be, which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date.

(c) Any amount due from the Guarantor under the provisions of Section 8.3 shall be due as a separate debt and shall not be affected by or merged into any judgment being obtained for any other amounts due under or in respect of this Guarantee.

(d) The term "rate of exchange" in this Section 8.3 means the rate of exchange at which the Administrative Agent is able, on the relevant date, to purchase the currency converted for the Judgment Currency.

8.4     Payments Free and Clear of Taxes

(a) All payments to the Guarantee Beneficiaries by the Guarantor under this Guarantee shall be made free and clear of, and without deduction or withholding for, any and all Taxes imposed by any Governmental Authority, unless such Taxes are required by Applicable Law to be deducted or withheld. If the Guarantor shall be required by Applicable Law to deduct or withhold any such Taxes from or in respect of any amount payable hereunder, then (i) the amount payable under this Guarantee shall be increased (and for greater certainty, in the case of interest, the amount of interest shall be increased) as may be necessary so that, after making all required deductions or withholdings (including deductions or withholdings applicable to any additional amounts paid under this Section 14.11), the Guarantee Beneficiaries receive an amount equal to the amount they would have received if no such deduction or withholding had been made, (ii) the Guarantor shall make such deductions or withholdings, and (iii) the Guarantor shall immediately pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law.

(b) The Guarantor agrees to immediately pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, financial institutions duties, debits taxes or similar levies (all such taxes, charges, duties and levies being referred to as "Other Taxes") which arise from any payment made by the Guarantor hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guarantee.

(c) The Guarantor shall indemnify the Guarantee Beneficiaries for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable by the Guarantor under this Section 14.11) paid by the Guarantee Beneficiaries or any of them, and any liability (including penalties, interest and expenses) arising from or with respect to such Taxes or Other Taxes, whether or not they were correctly or legally asserted. Payment under this indemnification shall be made within 10 days from the date the relevant Guarantee Beneficiaries makes a written claim to the Guarantor in respect thereof. A certificate as to the amount of such Taxes or Other Taxes submitted to the Guarantor by the relevant Guarantee Beneficiaries shall be conclusive evidence, absent manifest error, of the amount due from the Guarantor to the relevant Guarantee Beneficiaries.

(d) The Guarantor shall furnish to the relevant Guarantee Beneficiaries the original or a certified copy of a receipt evidencing payment of Taxes or Other Taxes made by the Guarantor within 30 days after the date of any payment of Taxes or Other Taxes.

(e) The provisions of this Section 14.11 shall survive the termination of the Credit Agreement and this Guarantee and the payment and satisfaction of all Guaranteed Obligations.

8.5     Prohibited Rate

(a) Notwithstanding anything herein or elsewhere contained, if and to the extent that under any circumstances the effective annual rate of interest (including, to the extent applicable to such determination, the aggregate of all charges and expenses, whether in the form of fees, fines, penalties, commissions or similar charges or expenses) received or to be received by the Guarantee Beneficiaries would but for this Section be a rate that is prohibited by Applicable Laws (such rate being hereinafter called the "Prohibited Rate"), then the effective annual rate of interest shall be and be deemed to be adjusted to the highest rate (hereinafter called the "Adjusted Rate") that the Guarantor could validly have agreed to pay the Guarantee Beneficiaries by contract on the date hereof under Applicable Laws.

(b) If the Guarantee Beneficiaries have received a payment or partial payment which would, but for this Section, constitute payment at the Prohibited Rate, then any amount or amounts so received by the Guarantee Beneficiaries in excess of the Adjusted Rate shall and shall be deemed to have comprised a credit to be applied to subsequent payments on account of interest, fees or other amounts properly due to the Guarantee Beneficiaries, or if no further amounts are due, shall be repaid to the Guarantor.

(c) It is the intent of this Section that under no circumstances shall the Guarantee Beneficiaries be entitled to receive nor shall it in fact receive any payment of interest, fees or other amounts at a rate that is prohibited under Applicable Laws.

8.6     Assignment

(a) The Guarantee Beneficiaries may assign, or grant participations in, this Guarantee (in whole or in part) to any person to whom they are entitled to assign interests, or grant participations in the Credit Agreement provided that such an assignment or grant of participation is made concurrently with a corresponding assignment or grant of participation under the Credit Agreement.

(b) Subject to Section 6.1(d), the Guarantor shall not assign its rights or obligations hereunder without the prior written consent of the Guarantee Beneficiaries.

(c) In the event that another Lender is appointed as Administrative Agent pursuant to and in accordance with the Credit Agreement, the Administrative Agent shall give notice to the Guarantor and shall be entitled to assign to such successor Administrative Agent all its rights and obligations hereunder and the Guarantor shall take such actions and execute and deliver to the Administrative Agent and other such successor Administrative Agent all such documents as the Administrative Agent and its counsel shall reasonably request for the purpose of effecting the assignment.

8.7     Severability

         Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.8     Whole Agreement

         This Guarantee constitutes the whole and entire agreement with regard to the subject matter hereof and cancels and supersedes any prior agreements, undertakings, declarations, commitments and representations, written or oral, in respect thereof.

8.9     Amendments, Waivers and Consents

         This Guarantee may only be amended by agreement in writing between the Guarantor and the Administrative Agent, and provisions hereof may be waived or matters consented to by the Guarantee Beneficiaries only if the Guarantee Beneficiaries so agree in writing. Any waiver or consent by the Guarantee Beneficiaries under any provision of this Guarantee may be given subject to any conditions thought fit by the Guarantee Beneficiaries. Any waiver or consent shall be effective only in the specific instance and for the purpose for which it is given.

8.10    Further Assurances

(a) The Guarantor shall promptly cure any defect by it in the execution and delivery of this Guarantee.

(b) The Guarantor, at its expense, shall promptly execute and deliver to the Guarantee Beneficiaries, upon request by the Administrative Agent in writing, all such other and further documents, agreements, opinions, certificates and instruments in order to give effect to the covenants and agreements of the Guarantor in this Guarantee, and shall make any recording, file any notice or obtain any consent in connection therewith, all as may be reasonably necessary or appropriate.

8.11    Time of the Essence

         Time shall be of the essence of this Guarantee.

8.12    Separate Action

         In case of default hereunder, the Guarantee Beneficiaries may maintain an action or separate successive actions upon this Guarantee against the Guarantor whether or not the Borrower is joined therein or a separate action is brought against the Borrower or any other guarantor or any judgment obtained against any of them. The Guarantee Beneficiaries' rights shall not be exhausted by the exercise of any of the Guarantee Beneficiaries' rights hereunder or otherwise against the Guarantor or by any number of successive actions until and unless all Guaranteed Obligations have been fully paid an performed, and each of the Guarantor's obligations hereunder has been fully paid and performed.

8.13    Waiver and Acknowledgement

(a)      The Guarantor hereby expressly waives:

          (i)  notice of acceptance of this Guarantee;

          (ii) notice of the existence or creation of all or any of the Guaranteed Obligations;

          (iii)presentment, demand, notice of dishonour, protest, and all other notices whatsoever; and

          (iv) all diligence in collection or protection of or realization upon the Guaranteed Obligations or any thereof, or any obligation hereunder;

(b)      The Guarantor hereby acknowledges that:

          (i)  the Guarantor has received and reviewed the Credit Agreement; and

          (ii) this Guarantee is intended to guarantee payment of the Guaranteed Obligations.

8.14    No Merger

         Neither the taking of any judgment nor the exercise of any right or remedy shall operate to extinguish the liability of the Guarantor to make payment of the Guaranteed Obligations nor shall the acceptance of any payment constitute or create any novation, and it is further agreed that the taking of a judgment or judgments under any of the covenants herein contained shall not operate as a merger of such covenants.

8.15    Successors and Assigns

         This Guarantee shall be binding upon the Guarantor, its successors and assigns, and shall enure to the benefit of the Lenders, the Administrative Agent and their respective successors and assigns.

8.16    Execution

         This Guarantee may be executed by facsimile transmission. Any facsimile transmission copy of this Guarantee shall be considered an original copy. The Guarantor shall promptly deliver to the Administrative Agent an original executed copy of this Guarantee immediately following facsimile transmission of an executed copy of this Guarantee being delivered.

         IN WITNESS WHEREOF the Guarantor has executed this Guarantee.

                          KEYSPAN CORPORATION


                          By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                   SCHEDULE 1

                               LITIGATION SCHEDULE

Legal Proceedings Regarding Environmental Matters

Air. The Guarantor has submitted timely applications for permits in accordance with the requirements of the Title V of the 1990 amendments to the Federal Clean Air Act ("CAA"). Final permits have been issued for all of the Guarantor's electric generating facilities with the exception of the Far Rockaway facility, which is pending. The permits allow the Guarantor's electric generating plants to continue to operate without any additional significant expenditures, except as described below.

The Guarantor's generating facilities are located within a CAA severe ozone non-attainment area, and are subject to the Phase I, II, and III NOx reduction requirements established under the Ozone Transportation Commission ("OTC") memorandum of understanding. Software and equipment upgrades of approximately $1 million for continuous emissions monitors ("CEM") may be required in 1999-2000 to meet EPA requirements for the NOx allowance tracking/trading program and certain other regulatory changes affecting the operation of CEM systems. The Guarantor currently estimates that it may be required to spend between $10 million and $35 million by the year 2003 for additional pollution control equipment to achieve the OTC Phase III NOx reduction requirements and/or new requirements imposed under the EPA NOx state implementation plan, depending on the actual level of NOx emission reductions which are required when pending regulations are implemented by the State of New York.

Water. The Guarantor possesses permits for its generating units which authorize discharges from cooling water circulating systems and chemical treatment systems. Several of these permits are being renewed; one or more of the new permits are expected to require biological monitoring to determine if the cooling water intake structures meet the best available technology requirements of the Federal Clean Water Act ("CWA") for the protection of marine life.

On behalf of Long Island Power Authority ("LIPA"), the Guarantor provides management and operations support for the LIPA-Connecticut Light and Power Company electric transmission cable system located under the Long Island Sound (the "Sound Cable"). The Connecticut Department of Environmental Protection ("DEP") and the New York State Department of Environmental Conservation ("DEC") separately have issued Administrative Consent Orders ("ACOs") in connection with releases of insulating fluid from the Sound Cable. The ACOs require the submission of a series of reports and studies describing cable system condition, operation and repair practices, alternatives for cable improvements or replacement, and environmental impacts associated with prior leaks of fluid into the Long Island Sound. Compliance activities associated with the ACOs are ongoing.

Superfund Sites. Federal and New York State Superfund laws impose liability, regardless of fault, upon generators of hazardous substances for costs associated with remediating contaminated property. In the course of its business operations, the Guarantor generates materials which are subject to these laws. From time to time, the Guarantor has received notices under these laws concerning possible claims with respect to sites at which hazardous substances generated by the Guarantor and other potentially responsible parties ("PRPs") allegedly were disposed.

The DEC has notified the Guarantor, pursuant to the State Superfund program, that the Guarantor may be responsible for the disposal of hazardous substances at the Huntington/East Northport Site, a municipal landfill property. The DEC investigation is in its preliminary stages, and the Guarantor currently is unable to estimate its share, if any, of the costs required to investigate and remediate this site.

Manufactured Gas Plant ("MGP") Sites. The Guarantor or its predecessor entities, including Brooklyn Union of Long Island and Long Island Lighting Company ("LILCO"), historically owned or operated several former MGP sites. Operations at these plants in the late 1800's and early 1900's may have resulted in the release of hazardous substances. These former sites have been identified to the DEC for inclusion on appropriate waste site inventories. In certain circumstances, former MGP sites can give rise to environmental cleanup responsibilities for the Guarantor.

The Guarantor has several former MGP sites that will require investigation and/or remediation. In 1995, the Guarantor executed an ACO with the DEC which addressed the investigation and remediation of the Brooklyn Borough Works site in Coney Island, Brooklyn. In 1998, the Guarantor executed an ACO for the investigation and remediation of the Clifton MGP site in Staten Island. Both of these properties are owned by the Guarantor. The City of New York has notified the Guarantor that a property now owned by the City which was formerly owned and operated by a Brooklyn Union of Long Island predecessor, the Citizen's Site, should be investigated. The Guarantor has submitted an investigation study plan and requested cost sharing for this property with the City. The Guarantor is awaiting the City's response. Two ACO's were executed on March 31, 1999 for Brooklyn Union of Long Island MGP sites. One ACO addressed two MGP sites classified as "Class II Sites" on the State registry of inactive hazardous waste sites. The other ACO addressed the four other MGP sites. Both ACO's generally require Brooklyn Union of Long Island to investigate the condition of each site and conduct remediation activities depending on the results of the investigation. The investigation of the Class II listed sites will proceed first, to be followed by the investigation of the four other sites in three month intervals.

The final end uses for these sites and acceptable remediation goals have not been determined in the ACOs. In addition, investigation may be required at other former MGP sites before determinations can be made regarding the need for or scope of potential remediation at these locations. Based upon activities conducted to date, the Guarantor estimates the minimum cost of its MGP-related environmental cleanup activities will be approximately $130 million; that amount has been accrued by the Guarantor as an environmental liability. The actual MGP-related costs may be substantially higher, depending upon remediation experience, selected end use for each site, and actual environmental conditions encountered.

Ravenswood. In June 1999 the Guarantor acquired the 2,168 megawatt Ravenswood electric generating facility located in Queens, New York from Consolidated Edison Company of New York, Inc. ("Con Ed") for approximately $597 million. The Guarantor has assumed all of Con Ed's historical and current environmental contingency obligations relating to facility operations other than liabilities arising from pre-closing disposal of waste at off-site locations and any monetary fines arising from Con Ed's pre-closing conduct. Presently, there are four ACO's issued to Con Ed by the DEC. Generally, the Guarantor's derivative obligations are expected to include investigation and remediation of certain petroleum releases, inspection and any necessary corrective action for certain aboveground storage tanks and underground piping, potential upgrades to existing cooling water intake structures, and implementation of an air emissions opacity reduction program. Pursuant to its derivative obligations, the Guarantor will complete the investigation and remediation of certain petroleum and other hazardous material releases at Ravenswood, as necessary. The Guarantor will also address similar releases not covered by the ACO's. The Ravenswood facility is also located on a former MGP site. In general, costs arising from remediation of MGP wastes could be material. Based on information currently available for environmental contingencies related to the Ravenswood acquisition, the Guarantor has accrued $5 million as the minimum liability to be incurred.

         Schedule G to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                            FORM OF POWER OF ATTORNEY


     The undersigned, KeySpan Energy Development Co. (the "Borrower"), hereby appoints [name of Lender] (the "Lender"), acting by any authorized signatory of the Lender, the attorney of the Borrower:

(a) to sign, for and on behalf and in the name of the Borrower as drawer, and to endorse on its behalf, Bankers' Acceptances drawn on the Lender payable to the order of the Borrower or payable to the order of the Lender or "CDS & Co.";

(b)  to  fill  in  the  amount,   date  and  maturity  date  of  those  Bankers'
     Acceptances; and

(c) to discount and/or deliver those Bankers' Acceptances which have been accepted by the Lender;

provided that those acts in each case are to be undertaken by the Lender strictly in accordance with instructions given to the Lender by the Borrower as provided in this Power of Attorney. For certainty, signatures of any authorized signatory of the Lender may be mechanically reproduced in facsimile on Bankers' Acceptances in accordance herewith and the Credit Agreement and those facsimile signatures shall be binding and effective as if they had been manually executed by such authorized signatory of the Lender.


         This Power of Attorney is provided pursuant to the credit agreement made as of July 29th, 1999 among the Borrower, the financial institutions from time to time as Lenders thereunder and Royal Bank of Canada as Administrative Agent for the Lenders (as amended, modified, supplemented or restated from time to time in accordance with the provisions thereof, the "Credit Agreement"). Capitalized terms used in this Power of Attorney and which are not defined herein shall have the meanings given to those terms in the Credit Agreement.


         Instructions from the Borrower to the Lender relating to the execution, completion, endorsement, discount and/or delivery by the Lender on behalf of the Borrower of Bankers' Acceptances which the Borrower wishes to submit to the Lender for acceptance by the Lender shall be communicated by the Borrower in writing to the Lender by delivery to the Administrative Agent on behalf of the Lender of a Drawdown Notice by way of Bankers' Acceptances in the form of Schedule E to the Credit Agreement, a Conversion Notice where a Loan is to be converted into a Loan by way of Bankers' Acceptances in the form of Schedule D to the Credit Agreement or a Rollover Notice in respect of a Loan by way of Bankers' Acceptances in the form of Schedule J to the Credit Agreement, each being a "Notice" in accordance with provisions of the Credit Agreement.


         The communications in writing by the Borrower to the Administrative Agent on behalf of the Lender of the instructions set out in the Notice shall constitute:

(a) the authorization and instruction of the Borrower to the Lender to sign for and on behalf and in the name of the Borrower as drawer the requested Bankers' Acceptances and to complete and/or endorse Bankers' Acceptances in accordance with such information as set out above; and

(b) the request of the Borrower to the Lender to accept such Bankers' Acceptances and purchase the same in accordance with the Credit Agreement.


         The Borrower acknowledges that the Lender shall not be obligated to accept any such Bankers' Acceptances except in accordance with the provisions of the Credit Agreement.


         The Lender shall be and it is hereby authorized to act on behalf of the Borrower upon and in compliance with instructions communicated to the Lender as provided herein if the Lender reasonably believes those instructions to be genuine. The Lender's actions in compliance with those instructions shall be conclusively deemed to have been in accordance with the instructions of the Borrower.


         The Borrower hereby agrees to indemnify the Lender and its directors, officers, employees, affiliates and agents and to hold it and them harmless from and against any loss, liability, expense or claim of any kind or nature whatsoever incurred by any of them as a result of any way acting or inaction in any way relating to or arising out of this Power of Attorney or the acts contemplated hereby; provided that this indemnity shall not apply to any such loss, liability, expense or claim which results from the gross negligence or wilful misconduct of the Lender or any of its directors, officers, employees, affiliates and agents.


         No revocation of this Power of Attorney shall reduce, limit or otherwise affect the obligations of the Borrower in respect of any Bankers' Acceptances executed, completed, endorsed, discounted and/or delivered in accordance herewith prior to the time at which that revocation becomes effective.


         This Power of Attorney is in addition to and not in substitution of any agreement to which the Lender and the Borrower are parties.


         This Power of Attorney shall be governed in all respects by the laws of Alberta and the laws of Canada applicable therein and the Borrower and the Lender each hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of that jurisdiction in respect of all matters arising out of this Power of Attorney.


         In the event of a conflict between the provisions of this Power of Attorney and the Credit Agreement, the Credit Agreement shall prevail.


   Dated this                 day of                             , 199   .
             ----------------       ------------------------------     ---


                               KEYSPAN ENERGY DEVELOPMENT CO.
                               Per:
                                        ----------------------------------------
                                        Name:
                                        Title:

         Schedule H to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                            FORM OF REPAYMENT NOTICE

TO: ROYAL BANK OF CANADA, in its capacity as Administrative Agent of the Lenders

DATE:

1. This Repayment Notice is delivered to you pursuant to the terms and conditions of the credit agreement dated July 29th, 1999 among KeySpan Energy Development Co. (the "Borrower"), Royal Bank of Canada and the other financial institutions party thereto in their capacity as Lenders (the "Lenders"), Royal Bank of Canada in its capacity as the Administrative Agent for the Lenders (the "Administrative Agent") relating to the establishment of a Cdn. $200,000,000 credit facility in favour of the Borrower (as amended, modified, supplemented or restated, the "Credit Agreement"). Capitalized terms used herein , and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

2.   The Borrower hereby gives notice of repayment as follows:

(a)  Credit Facility: Loan in [Revolving/Term] Period:

(b)  Date of repayment:

(c)  Loan(s):

(d) Interest Period maturity (specify for LIBOR Loans, Bankers' Acceptances or BA Equivalent Loans made in lieu thereof):

(e) Amount(s) being repaid (specify for each (if more than one) type of Loan set out in (c) above:

                    Yours truly,

                      KEYSPAN ENERGY DEVELOPMENT CO.
                      Per:
                           ----------------------------------------------
                           Name:
                           Title:


                    [To  be   signed   by  any  one  of  the   president,   a
                    vice-president, treasurer, controller or the corporate secretary of the Borrower]

         Schedule I to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                    FORM OF REQUEST FOR AN OFFER OF EXTENSION

Date:

Royal Bank of Canada
Global Syndications Canada
12th Floor
South Tower, Royal Bank Plaza
200 Bay Street
Toronto, Ontario
M5J 2J5

Telecopier No.: (416) 974-2407

Dear Sirs/Mesdames:

Re:      Request for an Offer of Extension Pursuant to
         Section 2.4 of the Credit Agreement

         We refer to the credit agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower, and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent (as amended, modified, supplemented or restated, the "Credit Agreement"), and in particular to Section 2.4 of the Credit Agreement. Terms and expressions defined in the Credit Agreement which are used and not otherwise defined herein shall have the same meanings ascribed to them in the Credit Agreement.

We hereby request that the Revolving Lenders extend the Revolving Period to _________________ [for a period of 364 days from the last date of the current Revolving Period.]

                                 Yours truly,

                                 KEYSPAN ENERGY DEVELOPMENT CO.
                                 Per:
                                      -----------------------------
                                      Name:
                                      Title:

       Schedule J to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with
       Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                             FORM OF ROLLOVER NOTICE

TO:  ROYAL  BANK OF  CANADA,  in its  capacity  as  Administrative  Agent of the
     Lenders

DATE:

1. This Rollover Notice is delivered to you pursuant to the terms and conditions of the credit agreement dated July 29th, 1999 among KeySpan Energy Development Co. (the "Borrower"), Royal Bank of Canada and the other financial institutions party thereto in their capacity as Lenders (the "Lenders"), and Royal Bank of Canada in its capacity as Administrative Agent for the Lenders (the "Administrative Agent") relating to the establishment of a Cdn. $200,000,000 credit facility in favour of the Borrower (as amended, modified, supplemented or restated, the "Credit Agreement"). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings attributed to such terms in the Credit Agreement.

2.   The Borrower hereby requests a Rollover as follows:

(a)  Credit Facility: Loan in [Revolving/Term] Period:

(b)  Rollover Date:

(c)  Amount of Rollover:

(d)  Type of Loan:

(e) New Interest Period (specify term of LIBOR Loans, Bankers' Acceptances or BA Equivalent Loans made in lieu thereof):

(f)  Payment, delivery or issuance instructions (if any):

                Yours truly,

                KEYSPAN ENERGY DEVELOPMENT CO.
                Per:
                     -----------------------------------------------
                     Name:
                     Title:

                [To  be   signed   by  any   one   of   the   president,   a
                vice-president,   treasurer,  controller  or  the  corporate
                secretary of the Borrower]

         Schedule K to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                         FORM OF SUBORDINATION AGREEMENT

     This Subordination Agreement dated as of July 29th, 1999 among KeySpan Energy Development Co., as Borrower, KS Midstream Finance Co., as Subordinated Lender and Royal Bank of Canada, as Administrative Agent, and in trust for the rateable benefit of the Senior Lenders.

RECITALS:

(a) Royal Bank of Canada, as Administrative Agent and Senior Lender, and the other Senior Lenders have agreed to make the Credit Facility available to the Borrower upon the terms and conditions contained in the Credit Agreement;

(b) The Borrower is indebted to the Subordinated Lender in the amount of $101,511,840 plus interest thereon since April 27, 1999 pursuant to the KS Finance Loan and the terms and provisions of the Term Loan Agreement;

(c) It is a condition precedent to the Senior Lenders making the Credit Facility available to the Borrower that the Subordinated Lender agree to postpone and subordinate its claims against the Borrower in favour of the Administrative Agent and the Senior Lenders on the terms set forth below;

         Now therefore in consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are hereby acknowledged by all parties hereto), the parties hereto agree as follows:

                                    Artice 1
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

Section 1.1      Certain Defined Terms

         As used in this agreement, the following terms shall have the following meanings:

"Administrative Agent" means Royal Bank of Canada, when acting in its capacity as Administrative Agent under the Credit Agreement, and includes any successor Administrative Agent appointed pursuant to Section 13.10 of the Credit Agreement;

"Borrower" means KeySpan Energy Development Co., an unlimited liability company organized and existing under the laws of Nova Scotia, Canada, and any successor thereto permitted pursuant to the Credit Agreement;

"Credit Agreement" means the document entitled "Credit Agreement", among the Borrower, the Senior Lenders and the Administrative Agent, dated as of July 29, 1999, as amended, restated, replaced or substituted from time to time, and includes all agreements and instruments entered into by the Borrower pursuant thereto or in connection therewith;

"Credit Facility" means the extendible revolving/term credit facility made available to the Borrower by the Senior Lenders pursuant to, and subject to the terms and conditions of, the Credit Agreement;

          "Indebtedness" means, collectively, the Senior Indebtedness and the Subordinated Indebtedness;

         "KS Finance Loan" means the term loan and all other indebtedness and liabilities of the Borrower outstanding pursuant to the Term Loan Agreement;

         "Permitted Payments" means (i) payments made on the Subordinated Indebtedness with the prior written consent of the Administrative Agent; and (ii) reasonable payments of interest only on the Subordinated Indebtedness, (and no other payments thereon without the prior written consent of the Administrative Agent, including, without limitation, voluntary prepayments of principal), such reasonable interest payments to be Permitted Payments only when and so long as there is no Default or Event of Default outstanding under the Credit Agreement, and then only to the extent that the consolidated cash flow of the Borrower is, and after such payment will continue to be, sufficient to meet all of the obligations of the Borrower, including all of the obligations of the Borrower to the Senior Lenders under the Credit Agreement;

"Senior Lenders" means each of the financial institutions named on Schedule A to the Credit Agreement as a Lender which has executed the Credit Agreement, and any other person which has become a party to the Credit Agreement as a Lender, and includes the Administrative Agent in its capacity as a Lender, but excluding any such financial institution, the Commitment of which has been reduced to zero, and excluding the Administrative Agent in its capacity as the Administrative Agent;

         "Senior Indebtedness" means all present and future obligations, indebtedness, liabilities, covenants, agreements and undertakings of the Borrower to the Senior Lenders under or in relation to the Credit Agreement, howsoever arising, whether direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred, and any ultimate unpaid balance thereof, including all future advances and re-advances, and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether the Borrower be bound alone or with others and whether as principal or surety, and including, without limitation, all obligations, liabilities and indebtedness of the Borrower under the Credit Agreement and all expenses paid or incurred by the Administrative Agent or by or on behalf of the Senior Lenders in endeavouring to collect or realize upon any of the foregoing;

         "Senior Lenders' Security" means any security heretofore or hereafter granted by the Borrower or any other person to the Administrative Agent or the Senior Lenders, or both, as security for the Senior Indebtedness;

         "Subordinated Indebtedness" means all present and future obligations, indebtedness, liabilities, covenants, agreements and undertakings of the Borrower to the Subordinated Lender under or in relation to the Term Loan Agreement, howsoever arising, whether direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred, and any ultimate unpaid balance thereof, including all future advances and readvances, and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether the Borrower be bound alone or with others and whether as principal or surety, and including, without limitation, all obligations, liabilities and indebtedness of the Borrower to the Subordinated Lender in respect of the KS Finance Loan or under the Term Loan Agreement, and includes all expenses paid or incurred by the Subordinated Lender in endeavouring to collect or realize upon the foregoing;

         "Subordinated Credit Documents" means, collectively, (c) the Term Loan Agreement, and (d) all other documents executed and delivered from time to time by the Borrower or any other person (whether alone or with another or others) to the Subordinated Lender under, pursuant to or otherwise in connection with, the Term Loan Agreement;

          "Subordinated Lender" means KS Midstream Finance Co., a corporation existing under the laws of the Province of Nova Scotia and any purchaser, assignee or transferee of the Subordinated Indebtedness that complies with the provisions of Section 2.8;

         "Subordinated Security" means any security heretofore or hereafter granted by the Borrower or any other person to the Subordinated Lender as security for the Subordinated Indebtedness; and

         "Term Loan Agreement" means the term loan agreement entered into between Royal Bank of Canada and the Borrower dated as of December 17, 1998, which Term Loan Agreement and the indebtedness and liabilities thereunder were assigned and transferred by Royal Bank of Canada to the Subordinated Lender by way of an Assignment and Assumption Agreement dated April 27, 1999 entered into among Royal Bank of Canada, as assignor, the Borrower, and the Subordinated Lender, as assignee.

Section 1.2      Further Defined Terms

         Capitalized terms used in this agreement and not otherwise defined herein but where are defined in the Credit Agreement shall have the meanings herein given to them in the Credit Agreement.

Section 1.3      Gender and Number

         Any reference in this agreement to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

Section 1.4      Headings, etc.

         The provision of a Table of Contents, the division of this agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

Section 1.5      Reliance by Borrower and Subordinated Lender

         The Subordinated Lender and the Borrower shall be entitled to rely upon any certificate, notice or other document (including any facsimile) or other advice, statement or instruction provided to it by the Administrative Agent pursuant to this Agreement, and they shall be entitled to deal with the Administrative Agent with respect to all matters under this Agreement, without obligation whatsoever to satisfy itself as to the authority of the Administrative Agent to act on behalf of the Senior Lenders and without liability whatsoever to the Senior Lenders for relying upon any certificate, notice or other document or other advice, statement or instruction provided to it by the Administrative Agent, notwithstanding any lack of authority of the Administrative Agent to provide the same.

                                   Article 2
                                  SUBORDINATION
                                  -------------

Section 2.1      Subordination of Indebtedness

(1) The Subordinated Indebtedness shall for all purposes be, and shall at all times remain, inferior, junior, subordinate and postponed in payment to the Senior Indebtedness in the manner and to the extent provided in this agreement.

(a) So long as any Senior Indebtedness is or may become outstanding, the Borrower shall not (and shall not permit any of its Subsidiaries to) purchase or otherwise acquire the Subordinated Indebtedness, and no payments shall be made by the Borrower to, or received by, the Subordinated Lender on account of, or in respect of, the Subordinated Indebtedness (whether as principal, interest, fees or otherwise) except for (but subject to the provisions of Section 2.1(b) and Section 2.1(c)), Permitted Payments.

(b) If a Default or an Event of Default occurs and is continuing, no Permitted Payments or any other direct or indirect payment (whether in cash, property, securities or otherwise or by way of set-off or in any other manner) shall be made by the Borrower or received by the Subordinated Lender on account of, or in respect of, the Subordinated Indebtedness.

(m) All payments or distributions on account of, or in respect of, the Subordinated Indebtedness which are received by the Subordinated Lender other than in accordance with the provisions hereof shall be received by the Subordinated Lender in trust for the benefit of the Senior Lenders, shall be segregated from other funds and property held by the Subordinated Lender and shall be immediately paid over to the Administrative Agent in the same form as received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash or securities) for, the payment or prepayment of the Senior Indebtedness in accordance with the terms of the Credit Agreement.

(c)      Subordination of Security

         The Subordinated Security shall for all purposes be, and at all times remain, inferior, junior, subordinate and postponed to the Senior Lenders' Security, and no amounts shall be payable or any action taken under the Subordinated Security except as permitted in this agreement. Without limiting the generality of the foregoing, the foregoing priority shall prevail in all circumstances and irrespective of:

(a) the priorities otherwise accorded to the Senior Lenders' Security and the Subordinated Security by any Applicable Law;

(b) the time or order of the creation, granting or execution of the Documents and the Subordinated Credit Documents;

(c) the time or order of attachment or perfection of any security interests constituted by the Senior Lenders' Security and the Subordinated Security;

(d) the time or order of registration of the Senior Lenders' Security and the Subordinated Security or the filing of financing statements or other instruments and documents with respect thereto;

(e) the time of the making of advances and other loans under the Credit Agreement and the Term Loan Agreement; or

(f) the giving of, or the failure to give, any notice to the Borrower or to any other person or the time of giving of any such notice.

Section 2.3      No Action by Subordinated Lender

         The Administrative Agent shall, within a reasonable time of the occurrence of an Event of Default and a decision by the Senior Lenders to declare the Senior Indebtedness due and payable, inform the Subordinated Lender by way of a notice in writing of such decision. The Subordinated Lender shall neither before nor after the giving of such notice (notwithstanding anything to the contrary contained in the Subordinated Credit Documents), take or authorize to be taken any legal proceedings to realize against the assets or properties of the Borrower until such time as either:

(a) the Subordinated Lender has paid to the Senior Lenders the Senior Indebtedness in full and all commitments of the Senior Lenders to the Borrower, under the Documents or otherwise, have been terminated; or

(b) the Administrative Agent has notified the Subordinated Lender in writing that the Senior Indebtedness has been paid in full and all commitments of the Senior Lenders to the Borrower under the Documents or otherwise, have been terminated.

Section 2.4      Distribution to Creditors

         Upon any distribution of assets of the Borrower to its creditors upon any dissolution, winding-up, total or partial liquidation, readjustment of debt, reorganization, compromise, adjustment of debt, arrangement with creditors or similar proceedings of the Borrower or its property, or in any bankruptcy, insolvency, receivership, assignment for the benefit of creditors, marshalling of assets and liabilities of the Borrower or other proceedings, or in the event of any sale of all or substantially all of its assets within relevant provisions of any Applicable Law, or proceedings in relation to any of the foregoing, whether any of the foregoing is voluntary or involuntary, partial or complete:

(a) all of the Senior Indebtedness shall first be indefeasibly paid and performed in full and satisfied before the Subordinated Lender shall be entitled to receive or retain any payment or distribution of Subordinated Indebtedness from the Borrower or any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution or in respect of such proceedings or under or in respect of any of the Subordinated Indebtedness or the Subordinated Credit Documents;

(b) the Subordinated Lender irrevocably authorizes the Administrative Agent to file as attorney in fact and agent on behalf of the Subordinated Lender any and all claims, proofs of debt, petitions, consents and other documents in respect of such proceedings or under or in respect of any of the Subordinated Indebtedness and the Subordinated Credit Documents; and

(c) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which the Subordinated Lender would be entitled (whether in respect of the Subordinated Indebtedness or the Subordinated Credit Documents or otherwise), shall be paid by the Borrower or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution and subject to Applicable Law, directly to the Administrative Agent to the extent necessary to satisfy and indefeasibly pay in full all the Senior Indebtedness before any payment or distribution is made to the Subordinated Lender or any representative thereof.

Section 2.5     Postponement and Trust

         Subject to the provisions hereof in respect of Permitted Payments, the Senior Lenders shall be entitled to receive payment of the Senior Indebtedness in full before the Subordinated Lender shall be entitled to receive any payment on account of the Subordinated Indebtedness. Subject to the provisions hereof in respect of Permitted Payments, the Administrative Agent, as Administrative Agent, and in trust for the rateable benefit of itself and the other Senior Lenders, shall be entitled to receive, for application in payment of the Senior Indebtedness, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable to the Subordinated Lender in respect of the Subordinated Indebtedness. All payments or distributions upon, or with respect to, the Subordinated Indebtedness which are received by the Subordinated Lender contrary to these provisions shall be received in trust for the benefit of the Senior Lenders, shall be segregated from other funds and property held by the Subordinated Lender and shall be immediately paid over to the Administrative Agent in the same form as received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Indebtedness in accordance with its terms.

Section 2.6     Preservation of Senior Lenders' Rights

         Neither the Administrative Agent nor the Senior Lenders shall be prejudiced in any way in the right to enforce this agreement by any act or failure to act on the part of the Borrower or the Subordinated Lender. The Administrative Agent and the Senior Lenders may, at any time and from time to time, without any consent of, or notice to, the Subordinated Lender and without impairing or releasing the obligations of the Subordinated Lender under this agreement:

(a) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, the Senior Indebtedness (including any change in the rate of interest), or amend in any manner any of the Documents;

(b) sell, exchange, release, perfect, not perfect, alter, renew or otherwise deal with any of the Senior Lenders' Security;

(c) release any person liable in any manner under, or in respect of, any of the Documents;

(d) exercise or refrain from exercising any rights against the Borrower, the Guarantor or any other guarantor of the Senior Indebtedness, or any other person; or

(e)  apply any sums from time to time received to the Senior Indebtedness.

Section 2.7     No Contest of Documents

         The Subordinated Lender will not:

(2) assert in any action, suit or proceeding whatsoever the invalidity, unenforceability or ineffectiveness of this agreement or any of the Documents; or

(3) participate in or co-operate with any other party to pursue any such action, suit or proceeding;

it being understood and agreed that, regardless of the validity, effectiveness or enforceability of any Document, as between the Subordinated Lender and the Administrative Agent and the Senior Lenders, the Administrative Agent and the Senior Lenders shall have first and prior rights of payment as contemplated in this agreement.

Section 2.8     Transfers of Subordinated Indebtedness and Subordinated Security

         The Subordinated Indebtedness and the Subordinated Security will not be sold, assigned, or transferred in whole or in part unless and until:

(a) the proposed purchaser, assignee or transferee has executed and delivered, to the satisfaction of the Administrative Agent, an agreement substantially the same as this agreement; or

(b) any rights arising under such sale, assignment or transfer are otherwise subordinated to the Senior Indebtedness and the Senior Lenders' Security in a manner satisfactory to the Administrative Agent.

Section 2.9     Replacement Indebtedness

         If any of the Subordinated Indebtedness is repaid or retired from the proceeds of any sale or issue of instruments evidencing indebtedness for borrowed money, no such sale or issue will be completed unless and until:

(a) the proposed lender or purchaser has executed and delivered, to the satisfaction of the Senior Lenders, an agreement substantially the same as this agreement; or

(b) any rights arising under such sale or issue are otherwise subordinated to the Senior Indebtedness in a manner satisfactory to the Senior Lenders.

Section 2.10     Participations

         Subject to the terms of the Credit Agreement, the Senior Lenders may, from time to time, without notice to the Subordinated Lender, assign or transfer or grant participations in respect of any or all of the Senior Indebtedness and Senior Lenders' Security or any interest therein; and, notwithstanding any such assignment or transfer or grant of a participation or any subsequent assignment or transfer thereof or grant of a participation therein, the Subordinated Lender acknowledges that such Senior Indebtedness and Senior Lenders' Security shall be and remain Senior Indebtedness and Senior Lenders' Security for the purposes hereof, and every immediate and successive assignee or transferee of, or participant in, any of the Senior Indebtedness and Senior Lenders' Security or of any interest therein shall, to the extent of the interest of such assignee, transferee or participant in the Senior Indebtedness and Senior Lenders' Security, be entitled to the full rights and benefits hereof.

                                   Article 3
                    Representations, Warranties and Covenants
                    -----------------------------------------

Section 3.1     Representations and Warranties of the Subordinated Lender

         The Subordinated Lender represents and warrants to the Administrative Agent and to each of the Senior Lenders that:

(a) the Subordinated Lender is duly organized and validly existing under the laws of the Province of Nova Scotia;

(b) the Subordinated Lender has the full corporate power, capacity and authority to enter into this agreement and to do all acts and execute, perform and deliver all other documents as are required hereunder;

(c) the Subordinated Lender has taken all necessary corporate action to authorize the creation, execution, delivery of, and the performance of, its obligations under this agreement in accordance with the terms hereof;

(d) this agreement constitutes a legal, valid and binding obligation of the Subordinated Lender, enforceable against the Subordinated Lender in accordance with its terms, and the Subordinated Lender has obtained all consents and approvals necessary for the performance by it of the terms and conditions contained herein;

(e) there has been provided to the Administrative Agent true and complete copies of all agreements, documents, instruments and writings containing all of the terms and provisions relating to the KS Finance Loan and the Subordinated Indebtedness;

(f) the Subordinated Lender is the sole legal and beneficial owner of the Subordinated Indebtedness, including, without limitation, the KS Finance Loan, and has not assigned, transferred, pledged, hypothecated or otherwise disposed of the Subordinated Indebtedness held by it; and

(g) the Subordinated Indebtedness, including, without limitation, the KS Finance Loan, is not subject to any setoff, counterclaim or other defence.

Section 3.2     Covenants of the Subordinated Lender

         The Subordinated Lender covenants and agrees with the Administrative Agent and each of the Senior Lenders that, so long as any Obligation is outstanding under the Documents:

(a) the Subordinated Lender will promptly notify the Administrative Agent of the occurrence of any "Event of Default" under and as defined in the Term Loan Agreement;

(b) the Subordinated Lender will, on the written request of the Administrative Agent from time to time, advise the Administrative Agent in writing of the details of the amount of the Subordinated Indebtedness outstanding pursuant to the Subordinated Credit Documents;

(c)  the  Subordinated   Lender  will  not  sell,  assign,   transfer,   pledge,
     hypothecate  or  otherwise   dispose  of  the  Subordinated   Indebtedness,
     including, without limitation, the KS Finance Loan; and

(d) the Subordinated Lender shall not amend, modify or supplement in any material manner the Subordinated Credit Documents without the prior written consent of the Administrative Agent, provided however, the Borrower and the Subordinated Lender may extend the Maturity Date (as defined in the Term Loan Agreement) in respect of the KS Finance Loan without the consent of the Administrative Agent.

                                   Article 4
                        ACKNOWLEDGEMENTS OF THE BORROWER
                        --------------------------------

Section 4.1    Acknowledgements

         The Borrower hereby acknowledges and agrees that:

(a) it authorizes the Administrative Agent and the Senior Lenders and the Subordinated Lender to share with each other any information possessed by them relating to the Indebtedness and to payments received by the Administrative Agent and the Senior Lenders and the Subordinated Lender in respect thereof;

(b) this agreement shall not modify, relieve or release it from any of its Indebtedness or the performance of its obligations under the Credit Agreement, the Senior Lenders Security, the Subordinated Credit Documents or the Subordinated Security;

(c)  it  is  a  party   hereto   solely  for  the  purpose  of   providing   the
     acknowledgements and agreements set forth herein and does not, and is not intended to, derive any benefits hereunder;

(d)  it will not grant any Security Interests to the Subordinated Lender;

(e) it consents to the terms of this Agreement and agrees to comply with, and to not act contrary to, the terms of this Agreement; and

(f) this Agreement, other than this Article, may be amended by the Administrative Agent and the Subordinated Lender at any time without the concurrence of, or notice to, the Borrower; provided that such amendment is not prejudicial to the interests of the Borrower hereunder.

                                   Article 5
                            MISCELLANEOUS PROVISIONS
                            ------------------------

Section 5.1    Notices

         Any notice, direction or other communication required or permitted to be given under this agreement shall be in writing and given by delivering it or sending it by facsimile or other similar form of recorded communication addressed as follows:

(a)      to the Borrower at:

         KeySpan Energy Development Co.
         1 MetroTech Centre
         Brooklyn, New York
         11201

         Attention:        President
         Telecopier No.:   (718) 403-6421

(b)      to the Subordinated Lender at:

         KS Midstream Finance Co.
         1 MetroTech Centre
         Brooklyn, New York
         11201

         Attention:        President
         Telecopier No.:   (718) 403-6421

(c)      to the Administrative Agent at:

         Royal Bank of Canada
         Global Syndications - Canada
         12th Floor, South Tower
         Royal Bank Plaza, 200 Bay Street
         Toronto, Ontario
         M5J 2J2

         Attention:        Manager, Agency
         Telecopier No.:   (416) 974-2407

or to such other address or telecopy number as any party may from time to time notify the others in accordance with this Section 5.1. Any demand, notice or communication made or given by personal delivery or by telecopier or other electronic means of communication during normal business hours at the place of receipt on a Banking Day shall be conclusively deemed to have been made or given at the time of actual delivery or transmittal, as the case may be, on such Banking Day. Any demand, notice or communication made or given by personal delivery or by telecopier or other electronic means of communication after normal business hours at the place of receipt or otherwise than on a Banking Day shall be conclusively deemed to have been made or given at 9:00 a.m. (Calgary time) on the first Banking Day following actual delivery or transmittal, as the case may be.

Section 5.2    No Waiver; Remedies

         No failure on the part of the Senior Lenders or the Administrative Agent to exercise, and no delay in exercising, any right under this agreement shall operate as a waiver of such right; nor shall any single or partial exercise of any right preclude any other or further exercise of the right or the exercise of any other right. No waiver of any provision of this agreement nor consent to any departure by the Subordinated Lender or the Borrower therefrom shall be effective unless the same is in writing and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. These remedies are cumulative and not exclusive of any remedies provided by law.

Section 5.3    No Representations, etc.

         There are no other representations, collateral agreements or conditions with respect to this agreement or affecting the Senior Lenders' or the Subordinated Lender's rights and obligations to each other, other than as contained or referred to in this agreement.

Section 5.4    No Merger

         Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liability of the Borrower or the Subordinated Lender under this agreement nor shall the acceptance of any payment or alternate security constitute or create any novation and it is further agreed that the taking of a judgment or judgments under any of the covenants contained in this agreement shall not operate as a merger of such covenants.

Section 5.5    Further Assurances

         Each of the parties shall execute all such further agreements, instruments, assignments and other documents and shall do all such further acts and things as may reasonably be required from time to time to give full force and effect to this agreement and the subordination and postponement provided for herein.

Section 5.6    Successors and Assigns

         This agreement shall be binding upon the Borrower and the Subordinated Lender and their respective successors and assigns, and shall enure to the benefit of the Administrative Agent and the Senior Lenders and their respective successors and assigns. All rights of the Administrative Agent and the Senior Lenders shall be assignable and in any action brought by an assignee to enforce those rights, the Borrower and the Subordinated Lender shall not assert against the assignee any claim or defence which the Borrower and the Subordinated Lender now has or hereafter may have against the Administrative Agent or the Senior Lenders. The Borrower and the Subordinated Lender shall not assign this agreement without the consent of the Administrative Agent.

Section 5.7    Severability

         If any provision of this agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

Section 5.8    Governing Law

         This agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

SEction 5.9     Counterparts

         This agreement may be executed in any number of counterparts and by facsimile and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF the parties have executed this agreement.

                             KEYSPAN ENERGY DEVELOPMENT CO.

                             Per:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                             KS MIDSTREAM FINANCE CO.

                             Per:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                             ROYAL BANK OF CANADA, in
                             its capacity as
                             Administrative Agent
                             Per:
                                 -----------------------------------------------
                                 Name:
                                 Title:

         Schedule L to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                      FORM OF OPINION OF BORROWER'S COUNSEL

         Schedule M to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                     FORM OF OPINION OF GUARANTOR'S COUNSEL

         Schedule N to the Credit Agreement dated July 29th, 1999 among KeySpan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent
--------------------------------------------------------------------------------


                          SUBSIDIARIES OF THE BORROWER


Subsidiary
----------
1.      Gulf Midstream Services Partnership

                     Partners                           Initial Capital Contribution          Percentage Ownership
                                                                                                    Interest
Gulf Canada Resources Limited                                 $263,500,000                          49.985%
KeySpan Energy Development Co.                                $263,600,000                          50.005%
Gulf Midstream Services Limited
                                                                                                     0.010%
2.       GMS Facilities Limited

                   Shareholders                                 Shareholdings                 Percentage Ownership
                                                                                                    Interest

Gulf Canada Resources Limited                             4015 Class A Common                           50%
KeySpan Energy Development Co.                            4014 Class B Common                           50%
                                                          1 Non-Voting
                                                          1 Special
3.      Gulf Midstream Services Limited

                   Shareholders                                 Shareholdings                 Percentage Ownership
                                                                                                    Interest

Gulf Canada Resources Limited                             50 Common Shares                              50%
                                                          1 Class A Preferred

KeySpan Energy Development Co.                            50 Common Shares                              50%
                                                          1 Class B Preferred